DATED 23rd December 1997
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                                 LOAN AGREEMENT

                                      for a

                      (UK Pound)200,000,000 Credit Facility

                                       to

                           COMCAST UK HOLDINGS LIMITED

                              THE BANK OF NEW YORK
                                       and
                                 BANQUE PARIBAS
                                 Lead Arrangers

                                BARCLAYS CAPITAL
                                       and
                         THE ROYAL BANK OF SCOTLAND PLC
                                  Co-Arrangers


                              THE BANK OF NEW YORK
                                      Agent


                              THE BANK OF NEW YORK
                                Security Trustee


                                   Norton Rose
                                     London

                                    CONTENTS

Clause                                          Heading                                             Page

1        Purpose and definitions.......................................................................5
         1.1      Purpose..............................................................................5
         1.2      Definitions..........................................................................5
         1.3      Headings............................................................................22
         1.4      Construction of certain terms.......................................................22
         1.5      Majority Banks......................................................................23
         1.6      Agent's Opinion.....................................................................23
         1.7      Bank Commitments....................................................................23

2        The Facility.................................................................................24
         2.1      Amount..............................................................................24
         2.2      Obligations several.................................................................24
         2.3      Interests several...................................................................24

3        Conditions...................................................................................25
         3.1      Documents and evidence..............................................................25
         3.2      General conditions precedent........................................................25
         3.3      Waiver of conditions precedent......................................................25
         3.4      Conditions subsequent...............................................................25

4        Advances.....................................................................................26
         4.1      Tranche A and Tranche B.............................................................26
         4.2      Maximum Tranche A outstandings......................................................26
         4.3      Maximum Tranche B outstandings......................................................26
         4.4      Maximum aggregate outstanding Advances..............................................26
         4.5      Drawdown............................................................................27
         4.6      Rollover............................................................................27
         4.7      Conversion to Tranche A.............................................................27
         4.8      Conversion to Tranche B.............................................................28
         4.9      Term and Amount of Advances.........................................................28
         4.10     Notification to Banks...............................................................29
         4.11     Termination of Commitments..........................................................29
         4.12     Repayment of Advances...............................................................29

5        Interest and Interest Periods; alternative interest rates....................................30
         5.1      Normal interest rates...............................................................30
         5.2      Tranche A Margin....................................................................30
         5.3      Tranche B Margin....................................................................30
         5.4      Conversion Margin...................................................................31
         5.5      Interest Periods....................................................................31
         5.6      Default interest....................................................................31
         5.7      Notification of Interest Periods and interest rate..................................32
         5.8      Market disruption; non-availability.................................................32

                                       1

         5.9      Reference Bank quotations...........................................................33

6        Repayment, prepayment and cancellation.......................................................34
         6.1      Repayment of the Tranche A Loan.....................................................34
         6.2      Repayment of the Tranche B Loan.....................................................34
         6.3      Voluntary prepayment................................................................34
         6.4      Additional voluntary prepayment.....................................................34
         6.5      Amounts payable on prepayment.......................................................34
         6.6      Notice of prepayment................................................................35
         6.7      Cancellation of Commitments.........................................................35

7        Fees and expenses............................................................................36
         7.1      Fees................................................................................36
         7.2      Expenses............................................................................36
         7.3      Value Added Tax.....................................................................37
         7.4      Stamp and other duties..............................................................37

8        Payments and Taxes; accounts and calculations................................................38
         8.1      No set-off or counterclaim; distribution to the Banks...............................38
         8.2      Payments by the Banks...............................................................38
         8.3      Agent may assume receipt............................................................38
         8.4      Non-Banking Days....................................................................38
         8.5      Calculations........................................................................39
         8.6      Certificates conclusive.............................................................39
         8.7      Grossing-up for Taxes...............................................................39
         8.8      Qualifying Banks....................................................................39
         8.9      Claw-back of Tax benefit............................................................40
         8.10     Bank accounts.......................................................................40
         8.11     Partial payments....................................................................41
         8.12     Effect of monetary union............................................................42

9        Representations and warranties...............................................................43
         9.1      Repeated representations and warranties.............................................43
         9.2      Further representations and warranties..............................................47
         9.3      Repetition..........................................................................50

10       Subordination................................................................................51
         10.1     Restricted Payments.................................................................51

11       Positive covenants...........................................................................51
         11.1     Covenants...........................................................................51

12       Negative covenants...........................................................................60
         12.1     Covenants...........................................................................60

13       Financial covenants..........................................................................63
         13.1     Covenants...........................................................................63
         13.2     Auditors certificate................................................................64

                                       2

         13.3     Cure provisions.....................................................................64

14       Events of Default............................................................................65
         14.1     Events of Default...................................................................65
         14.2     Acceleration........................................................................71
         14.3     On demand basis.....................................................................71

15       Indemnities..................................................................................73
         15.1     Miscellaneous indemnities...........................................................73
         15.2     Currency indemnity..................................................................73
         15.3     Environmental indemnity.............................................................74

16       Unlawfulness and increased costs; mitigation.................................................75
         16.1     Unlawfulness........................................................................75
         16.2     Increased costs.....................................................................75
         16.3     Exceptions..........................................................................76
         16.4     Further exception...................................................................76
         16.5     Mitigation..........................................................................77

17       Set-off and pro rata payments................................................................78
         17.1     Set-off.............................................................................78
         17.2     Pro Rata Payments...................................................................78
         17.3     No release..........................................................................79
         17.4     No charge...........................................................................79

18       Assignment, Substitution and Lending Offices.................................................80
         18.1     Benefit and Burden..................................................................80
         18.2     No Assignment by the Borrower or its Subsidiaries...................................80
         18.3     Assignment by Banks.................................................................80
         18.4     Substitution........................................................................80
         18.5     Reliance on Substitution Certificate................................................81
         18.6     Authorisation of Agent..............................................................81
         18.7     Construction of certain references..................................................81
         18.8     Lending offices.....................................................................81
         18.9     Disclosure of information...........................................................82
         18.10    Confidentiality undertaking.........................................................82
         18.11    Limitation on certain obligations...................................................82

19       Arrangers, Agent and Reference Banks.........................................................83
         19.1     Appointment of Agent................................................................83
         19.2     Amendments to this Agreement........................................................83
         19.3     Rights of Agent, Security Trustee and each Arranger as Bank; no partnership.........83
         19.4     No liability of the Arrangers, the Security Trustee and Agent.......................84
         19.5     Agent's duty to notify and take action..............................................84
         19.6     Identity of the Banks...............................................................85
         19.7     Non-reliance on the Arrangers, the Security Trustee or the Agent....................85

                                       3

         19.8     No Responsibility on Arrangers, Security Trustee or Agent for Borrower's, etc.
                  performance.........................................................................85
         19.9     Other dealings......................................................................86
         19.10    Reimbursement and indemnity by Banks................................................86
         19.11    Retirement of Agent.................................................................86
         19.12    Change of Reference Banks...........................................................87
         19.13    Security Documents..................................................................87

20       Notices and other matters....................................................................89
         20.1     Notices.............................................................................89
         20.2     Notices through the Agent...........................................................90
         20.3     No implied waivers, remedies cumulative.............................................90
         20.4     Counterparts........................................................................90

21       Governing law and jurisdiction...............................................................91
         21.1     Law.................................................................................91
         21.2     Submission to jurisdiction..........................................................91
         21.3     Agent for service of process........................................................91

SCHEDULE

1        Part A - The Original Charging Subsidiaries..................................................92
         Part B - The Banks and their Commitments.....................................................93

2        Part A - Form of Drawdown Notice.............................................................94
         Part B - Form of Rollover Notice.............................................................96
         Part C - Form of Conversion Notice...........................................................97

3        Documents and evidence required as conditions precedent......................................98

4        Calculation of Additional Cost..............................................................101

5        Form of Substitution Certificate............................................................103

6        Part A - Form of Compliance Certificate to be issued by an Authorised Officer of the Borrower................................................................................107
         Part B - Form of Compliance Certificate to be issued by the auditors of the Group...........109

7        Form of Deed of Subordination...............................................................111

8        Licences....................................................................................125

9        Barclays Encumbrances.......................................................................126

THIS AGREEMENT is dated 23rd December 1997

BETWEEN:

(1)  COMCAST UK HOLDINGS LIMITED as Borrower;

(2) THE SUBSIDIARIES OF THE BORROWER set out in part A of schedule 1 as Original Charging Subsidiaries;

(3) THE BANK OF NEW YORK and BANQUE PARIBAS as Lead Arrangers and BARCLAYS CAPITAL and THE ROYAL BANK OF SCOTLAND PLC as Co-Arrangers;

(4) THE BANKS AND FINANCIAL INSTITUTIONS whose names and addresses are set out in part B of schedule 1;

(5)  THE BANK OF NEW YORK as Agent; and

(6)  THE BANK OF NEW YORK as Security Trustee.

IT IS AGREED as follows:

1         Purpose and definitions

1.1       Purpose

         This Agreement sets out the terms and conditions upon and subject to which all of the Banks agree, according to their several obligations, to make available to the Borrower a credit facility of up to (UK Pound)200,000,000 to be used (i) to assist in the financing of the capital expenditure, working capital requirements and other related requirements necessary for the construction and operation of all the cable telephony and television franchises of the Group, (ii) to repay shareholder loans made to the Group as permitted under the terms of this Agreement, (iii) in respect of Tranche B, to refinance outstanding Advances under Tranche A as permitted by this Agreement, and (iv) to pay the bank fees and costs incurred by the Borrower in relation to the negotiation, preparation and execution of this Agreement and the Security Documents.

1.2       Definitions

         In this Agreement, unless the context otherwise requires:

         "1998 Budget" means the budget for the Group for the period commencing on 1 January 1998 and ending on 31 December 1998 in the agreed form;

         "Additional Cost" means in relation to any period a percentage calculated for such period at an annual rate determined by the application of the formula set out in schedule 4;

         "Advance" means each borrowing of a portion of the Commitments by the Borrower or (as the context may require) the principal amount of such borrowing;

         "Agent" means The Bank of New York of 46 Berkeley Street, London W1X 6AA or such other person as may be appointed agent for the Banks pursuant to clause 19.11;

         "Agreed Base Case" means the base case financial and operational projections for the Group produced by the Borrower contained in the Information Memorandum;

         "Annual Budget" means a budget in respect of the Group for each financial year containing information of the same type and to the same level of detail as the 1998 Budget or containing such other information or to such other level of detail as has, at the relevant time, been approved in writing by the Agent acting on the instructions of the Majority Banks;

         "Arrangers" means the Lead Arrangers and the Co-Arrangers;

         "Assignee" has the meaning ascribed thereto in clause 18.3;

         "Associated Company" has the meaning attributed thereto in Section 416 of the Income and Corporation Taxes Act 1988;

         "Authorised Officer" means that officer or officers of the Borrower authorised to sign Compliance Certificates, Drawdown Notices, Rollover Notices, Conversion Notices and any other notices, requests or confirmations referred to in this Agreement or relating to the facility granted pursuant to this Agreement;

         "Banking Day" means a day (other than Saturday or Sunday) on which dealings in Sterling deposits are carried on in the London Interbank Market and (if payment is required to be made on such day) on which banks are open for business in London;

         "Banks" means the banks and financial  institutions listed in part B of schedule 1 and includes their successors in title, Assignees and Substitutes;

         "Barclays Encumbrances" means those encumbrances details of which are set out in schedule 9;

         "Borrowed Money" means  Indebtedness  (including,  for the avoidance of doubt, but without double counting, any guarantees of such Indebtedness) in respect of (i) money borrowed or raised and debit balances at banks, (ii) any bond, note, loan stock, debenture or similar debt instrument, (iii) acceptance or documentary credit facilities, (iv) receivables sold or discounted (otherwise than on a non-recourse basis), (v) payments for assets or services acquired which provide for such payments to be deferred for a period of 120 days or more after the relevant assets or services were supplied, (vi) hire purchase contracts, (vii) principal elements of rental payments under Finance Leases, (viii) guarantees, bonds, standby letters of credit or other instruments issued in connection with the performance of contracts to the extent that the same are treated as borrowings in accordance with the generally accepted principles and practices used in the preparation of the most recent audited financial statements of the Group delivered to the Agent under this Agreement and (ix) any other transaction (including without limitation forward sale or purchase agreements and issues of redeemable shares) having the commercial effect of a borrowing or raising of money entered into for the purpose of financing a person's operational or capital requirements provided that in making any calculation of Borrowed Money under this Agreement no Indebtedness shall be taken into account more than once;

         "Borrower" means Comcast UK Holdings Limited, a company registered in Bermuda, whose registered office is at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda;

         "BT Inter-Connect Agreements" means the agreements each dated 30th October 1996 or 26th March 1997 between Security Obligors (other than the Borrower) and British Telecommunications plc and any other agreements for the provision of substantially similar services on substantially similar terms to such agreements or on terms more beneficial to the relevant Security Obligor entered into between such Security Obligor and British Telecommunications plc;

         "Cable Systems" means the telecommunications and television systems constructed or to be constructed in the Franchises and includes any part of any such system and all modifications, substitutions, replacements, renewals and extensions made to such systems;

         "Charging Subsidiaries" means the Original Charging Subsidiaries and any other company which may from time to time accede to this Agreement and any relevant Security Documents pursuant to a Supplemental Deed;

         "Co-Arrangers" means Barclays Capital (the investment banking division of Barclays Bank PLC) of 5 The North Colonnade, Canary Wharf, London E14 4BB and The Royal Bank of Scotland plc of Waterhouse Square, 138-142 Holborn, London EC1N 2TH;

         "Comcast"   means  Comcast  UK  Cable  Partners   Limited,   a  company
         incorporated in Bermuda whose registered office is at Clarendon House, 2 Church Street, Hamilton, HM11, Bermuda;

         "Comcast Group" means Comcast and its Subsidiaries from time to time;

         "Comcast Share Mortgage" means the mortgage of shares in the Borrower to be entered into by Comcast in favour of the Security Trustee in the agreed form;

         "Commitment" means in relation to a Bank the amount set opposite its name in part B of schedule 1 or, as the case may be, in any relevant Substitution Certificate, as amended by any relevant term of this Agreement;

         "Compliance Certificate" means either (i) a certificate substantially in the form set out in schedule 6A in relation to the compliance (or otherwise) with the undertakings in clause 13 issued by an Authorised Officer in relation to Quarterly Management Accounts or (ii) a certificate substantially in the form set out in Schedule 6B in relation to the compliance (or otherwise) with the undertakings in clause 13 issued by the auditors of the Group in relation to annual financial statements;

         "Consolidated Annualised Net Operating Cash Flow" means, for the Group, twice the aggregate of the Consolidated Net Operating Cash Flow in respect of the relevant Six Month Period for the Group;

         "Consolidated Net Operating Cash Flow" means, in respect of each Six Month Period, the Net Income of the Group (plus any depreciation, amortisation, other non-cash expenses and non-cash taxes, interest or other charges in respect of Borrowed Money) but excluding:

         (i) any extraordinary income, as defined, at the date of this Agreement, by Statement of Standard Accounting Practice 3 (except to the extent that the same is used to meet a related extraordinary expense), net of any Taxes paid or payable in respect of such income, of the Group during such Six Month Period;

         (ii) any interest income, net of any Taxes paid or payable in respect of such income, of the Group for such Six Month Period;

         all as determined in accordance with UK GAAP used in the preparation of and as shown in the financial statements, Monthly Management Accounts or Quarterly Management Accounts in respect of periods within or covering such Six Month Period prepared and delivered to the Agent pursuant to clause 11.1(f), clause 11.1(g) or clause 11.1(h) (as the case may be);

         "Contribution" means in relation to a Bank the principal amount of the Loan owing to such Bank at any relevant time;

         "Consultant Agreement" means the consulting agreement between Cambridge Cable Limited and Comcast U.K. Consulting, Inc dated 12th June 1992, as amended and restated from time to time;

         "Conversion Date" means the date, as specified in the relevant Conversion Notice, on which any Advance made under Tranche A is to be converted to an Advance under Tranche B, or vice versa, in each case in accordance with the terms of this Agreement;

         "Conversion  Notice"  means  a  notice  substantially  in the  form  of schedule 2C;

         "Debenture" means the composite guarantee and debenture and/or several guarantee and debentures entered into or to be entered into by the Security Obligors in favour of the Security Trustee in the agreed form;

         "Deed of Subordination" means a deed of subordination to be entered into between Comcast and the Security Trustee or any other person and the Security Trustee pursuant to the terms of this Agreement, substantially in the form of schedule 7;

         "Default" means any Event of Default or any event or circumstance which with (i) the giving of any notice referred to in this Agreement, (ii) the lapse of any period of time referred to in this Agreement or (iii) the satisfaction of any other condition referred to in this Agreement (or any combination of (i), (ii) and (iii) above) would constitute an Event of Default;

         "Disclosure Letter" means the letter of even date from the Borrower to the Agent;

         "Drawdown Date" means the date being a Banking Day on which an Advance is or is to be drawn down;

         "Drawdown Notice" means a notice substantially in the form of schedule 2A;

         "Encumbrance" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, assignation, trust arrangement or security interest of any kind securing any obligation of any person or any other type of preferential arrangement (including without limitation title transfer and/or retention arrangements having similar effect);

         "Environmental Claim" means any claim, notice of violation, prosecution, demand, action, official warning, abatement or other order (condition or otherwise), relating to Environmental Matters and any notification or order requiring compliance with the terms of any Environmental Licence or Environmental Law;

         "Environmental Laws" includes all or any laws, statutes, regulations, treaties, and judgments of any governmental authority or agency or any regulatory body in any jurisdiction in which any member of the Group is formed or carries on business or the European Community relating to Environmental Matters applicable to any member of the Group and/or construction, installation and operation of cable television and telecommunications systems in the Franchises and/or any other activities from time to time carried on by any member of the Group and/or the occupation or use of any property owned, leased or occupied by any member of the Group;

         "Environmental Licence" means any permit, licence, authorisation, consent or other approval required at any time by any Environmental Law (but excluding, for the avoidance of doubt, planning permission, listed building consent and building regulation approvals) for the construction, installation and operation of cable television and telecommunications systems in the Franchises and/or any other activities from time to time carried on by any member of the Group;

         "Environmental Matters" means: (i) any generation, deposit, disposal, keeping, treatment, transportation, transmission, handling or manufacture of any waste (as defined in the Environmental Protection Act 1990) or any Relevant Substance; (ii) nuisance, noise, defective premises, health and safety at work or elsewhere; and (iii) the pollution, conservation or protection of the environment (both natural and built) or of man or any living organism supported by the environment (both natural and built);

         "Event of Default" means any of the events or circumstances described in clause 14.1;

         "Exchange Act" means the US Securities Act of 1934, as amended;

         "Finance  Lease" means a lease treated as a finance  lease  pursuant to
         applicable   accounting  standards  (including  at  the  date  of  this
         Agreement, Statement of Standard Accounting Practice 21);

         "Franchises" means those areas in which, pursuant to the Licences, the Group is permitted to operate a cable television network and, if a relevant Licence has been issued at the relevant time, a cable telecommunications network pursuant to the Licences;

         "Group" means the Borrower and its Subsidiaries from time to time;

         "Indebtedness" means any obligation for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent;

         "Indemnity" means an indemnity issued or to be issued by any member of the Group in favour of a bank in relation to a bond issued by such bank in favour of any regulatory body or other person pursuant to any Telecommunications and Cable Laws;

         "Information Memorandum" means the information memorandum of November 1997 prepared in relation to the Borrower and the facility granted pursuant to this Agreement;

         "Intellectual Property Rights" means any patent, trade mark, service mark, registered design, trade name or copyright required to carry on the business of constructing, installing or operating cable television and telecommunication systems in the Franchises and such other business as may be permitted by the terms of this Agreement and which is carried on at the relevant time;

         "Interest Payment Date" means the last day of an Interest Period (and, in the case of an Interest Period of more than six months, the dates falling at six monthly intervals from the commencement of such Interest Period);

         "Interest Period" means, in relation to any Advance, each period for calculation of interest in respect of such Advance ascertained in accordance with clause 5.5;

         "Lead Arrangers" means The Bank of New York of 46 Berkeley Street, London W1X 6AA and Banque Paribas of 10 Harewood Avenue, London NW1 6AA;

         "LIBOR" means, in relation to a particular period:

          (a) the rate (expressed as a percentage) for deposits of Sterling for a period equivalent to such period which appears on page 3750 of the Telerate Service (or any page replacing page 3750) at or about 11 a.m. on the first day of such period; or

          (b) if no such quotation appears on the relevant page of the Telerate Service, the arithmetic mean (expressed as a percentage rounded upwards if necessary to the nearest four decimal places) of the rates respectively quoted to the Agent by each of the Reference Banks at the request of the Agent as such Reference Bank's offered rate for deposits of Sterling in an amount approximately equal to the amount in relation to which LIBOR is to be determined for a period equivalent to such period to prime banks in the London Interbank Market at or about 11 a.m. on the first day of such period;

         "Licences" means the licences which are set out in schedule 8 and, if applicable, any other licences issued to any member of the Group under any Telecommunications and Cable Laws;

         "Loan" means the aggregate principal amount owing to the Banks under this Agreement at any relevant time;

         "Majority Banks" means Banks the aggregate of whose Contributions at any relevant time exceeds 66K per cent. of the Loan or, if no Advance is then outstanding, the aggregate of whose Commitments exceeds 66K per cent. of the total of the Commitments of all of the Banks;

         "Management Fees" means any management, consultancy or similar fees payable by any member of the Group to any Restricted Person pursuant to the Consultant Agreements;

         "Margin" shall be calculated in accordance with clause 5.2 or 5.3 (as applicable) provided that, for the purposes of clause 5.6, "Margin" shall be calculated in accordance with clause 5.3 (unless the relevant outstanding sum was outstanding under Tranche A in which event the Margin shall be calculated in accordance with clause 5.2);

         "Material Adverse Effect" means a material adverse effect on the ability of the members of the Group (taken as a whole) to perform all or any of their respective obligations under or otherwise comply with the terms of this Agreement or any of the Security Documents to which they are a party;

         "Material Financial Adverse Effect" means a material adverse effect on the ability of the members of the Group (taken as a whole) to perform all or any of their respective payment obligations under this Agreement or any of the Security Documents to which they are a party;

         "month" means a period beginning in one calendar month and ending in the next calendar month on the day numerically corresponding to the day of the calendar month on which it started, provided that (i) if the period started on the last Banking Day in a calendar month or if there is no such numerically corresponding day, it shall end on the last Banking Day in such next calendar month and (ii) if such numerically corresponding day is not a Banking Day, the period shall end on the next following Banking Day in the same calendar month but if there is no such Banking Day it shall end on the preceding Banking Day and "months" and "monthly" shall be construed accordingly;

         "Monthly Management Accounts" means the monthly management accounts of the Group to be delivered (or which may be delivered) to the Agent pursuant to clause 11.1(h) in the agreed form or containing information of the same type as is required by such form;

         "Mortgagor" means Comcast and any other person who has charged its interest in any shares in the Borrower to the Security Trustee;

         "Necessary Authorisations" means all approvals, authorisations and licences (other than the Licences) from, all rights granted by and all filings, registrations and agreements with any person including, without limitation, any government or other regulatory authority necessary in order to enable each member of the Group to construct, maintain and operate the Cable Systems and to carry on such other business as may be permitted by the terms of this Agreement and which is carried on at the relevant time;

         "Net Income" means, for any period, the net profit after Taxes of the Group arising out of the use or operation of the Cable Systems for such period as determined in accordance with UK GAAP used in the preparation of and as shown in the financial statements, Monthly Management Accounts or Quarterly Management Accounts in respect of such period prepared and delivered to the Agent pursuant to clause 11.1(f), 11.1(g) or 11.1(h);

         "Network Operating Services" means:

          (a) engineering: designing, sizing and implementing trunk networks, switches and transmissions equipment;

          (b) monitoring and maintenance: monitoring switches and trunk network for faults and providing remote maintenance in connection with such faults where possible;

          (c) provisioning: programming the switches in order to add or drop customers and change existing services;

          (d) access billing: billing inter-connect buyers of the telecom services and reconciling invoices from suppliers of such telecom services; and

          (e) data collection: collection of switch records and processing the same in such a way to ensure they can be utilised by franchise billing systems;

         "Original Charging Subsidiaries" means those companies whose names, registered numbers and registered offices are set out in part A of schedule 1;

         "Network Service Centre Agreement" means the arrangements effected pursuant to the Agreement dated 16th May 1994 and expressed to take effect from 1st January 1993 between TeleWest Communications Group Limited (1) Birmingham Cable Corporation Limited (2) Cable London plc
         (3) London South Cable Partnership (4) United Artists Communications (Scotland) Venture (5) United Artists Communications (North East) Partnership (6) United Artists Communications (Cotswolds) Venture (7) United Artists Communications (South East) Partnership (8) Avon Cable Joint Venture (9) The Cable Corporation Limited (10) IVS Cable Services Limited (11) Comcast Teesside Limited (12) and others from time to time
         (13) pursuant to which Network Operating Services were provided in relation to, inter alia, the Cable Systems;

         "Permitted Borrowings" means:

               (i) any Borrowed Money arising hereunder or under the Security Documents;

               (ii) any  Borrowed  Money  approved  by the Agent  (acting on the instruction of the Majority Banks);

               (iii)any Borrowed Money  included  within  Permitted  Intra-Group
                    Transactions or Permitted Guarantees;

               (iv) any  Borrowed   Money   arising   under  the  interest  rate
                    protection arrangements referred to in clause 11.1(y) or clause 12.1(i);

               (v)  Subordinated Debt;

               (vi) any  Borrowed  Money  outstanding  to any bank  (which has a credit rating from Standard & Poor's Corporation or Moody's Investors Service Inc. of A (or its equivalent) or better) with whom any Security Obligor has a cash management arrangement in place provided that (a) the aggregate net amounts of Borrowed Money outstanding to all such banks (after taking account of deposits made by all Security
                    Obligors with the relevant banks) does not exceed (UK Pound)500,000 or the excess above (UK Pound)500,000 would not otherwise be prohibited under this Agreement and (b) the accounts which are subject to such cash management account arrangements are all operated on the basis of a balance which can fluctuate up or down on a daily basis and are not either loan or deposit accounts (howsoever described);

               (vii)any Borrowed Money arising under  Indemnities  not exceeding
                    (UK Pound)250,000 for each Franchise;

               (viii) the Borrowed Money (a) of up to a principal  amount of (UK
                    Pound)320,000 made available by Barclays Bank PLC to Anglia Cable Communications Limited pursuant to a Business Loan Agreement dated 28th July 1993 (as reduced in accordance with the terms thereof) and (b) of up to a principal amount of (UK Pound)333,110 made available by Barclays Bank PLC to Cambridge Cable Limited pursuant to a Business Loan Agreement dated 28th July 1993 (as reduced in accordance with the terms thereof);

               (ix) any Borrowed Money not within paragraphs (i) to (viii) above and not exceeding at any time in aggregate (UK Pound)25,000,000, provided that (other than in relation to an amount not in excess of (UK Pound)3,000,000 (counted within the aggregate limit of (UK Pound)25,000,000)) the Borrowed Money is applied in respect of the financing of the acquisition of switches, motor vehicles and other equipment required in relation to the Group's business permitted to be carried out by the terms of this Agreement;

         "Permitted Disposals" means:

          (i) the application of cash in (a) the acquisition of assets or services in the ordinary course of business, or the making of loans in the ordinary course of business not, in any such case, prohibited by the terms of this Agreement or any Security
               Document, (b) the repayment of Permitted Borrowings and the servicing thereof provided that the same is not prohibited or otherwise restricted by the terms of this Agreement or (c) the making of Permitted Investments;

          (ii) any disposals approved by the Agent (acting on the instructions of the Majority Banks);

          (iii)the placing of deposits with banks (which have a credit rating from Standard & Poor's Corporation or Moody's Investor Service Inc. of A (or its equivalent) or better) not in contravention of the terms of this Agreement or any Security Document;

          (iv) the sale of property or other assets (but excluding any ownership interest in any Security Obligor) on bona fide arms length commercial terms in the ordinary course of business to the extent that the net proceeds of sale are applied forthwith after such sale in the acquisition of assets of a similar nature and approximately equal value to be used in the business of constructing, installing or operating cable television and telecommunications systems in the areas covered by the Licences or any directly related business reasonably considered to be financially beneficial to such business;

          (v)  disposals within Permitted Intra-Group Transactions;

          (vi) the disposal of assets pursuant to any sale and leaseback transactions which are permitted by and fall within paragraph
               (ix) of the definition of Permitted Borrowings; and

          (vii)disposals of assets on bona fide arm's length commercial terms by a Security Obligor (other than any disposals referred to in paragraphs (i) to (vi) (inclusive) above) where such assets are obsolete or no longer required for the purposes of such Security Obligor's business;

         "Permitted Encumbrances" means:

          (i) any Encumbrance arising hereunder or under any of the Security Documents;

          (ii) each Barclays Encumbrance in relation only to the relevant Borrowed Money referred to in paragraph (viii) of the definition of Permitted Borrowings;

          (iii)any Encumbrance which the Agent, acting on the instructions of the Majority Banks, has at any time in writing agreed shall be a Permitted Encumbrance;

          (iv) any Encumbrance arising in the ordinary course of business by operation of law;

          (v) any Encumbrance in favour of any bank incurred in relation to any cash management or interest netting arrangements;

          (vi) rights of set-off arising in the normal course of business;

          (vii)any retention of title of goods supplied to any Security Obligor where such retention is agreed in the ordinary course of its trading activities and on normal commercial terms provided that the purchase price relating to such goods is required to be paid within 120 days of the date on which the relevant goods are supplied;

          (viii) (for the avoidance of doubt) any Encumbrance arising under Finance Leases where the title to the relevant assets does not vest in any Security Obligor to the extent amounts outstanding under such Finance Leases fall under paragraph (ix) of the definition of Permitted Borrowings; and

          (ix) any Encumbrance not within paragraphs (i) to (viii) above provided that (a) the aggregate the Indebtedness secured by

               Encumbrances permitted under this paragraph (ix) shall not exceed (UK Pound)25,000,000 and (b) (other than in relation to secured Indebtedness not in excess of (UK Pound)3,000,000 (counted within the aggregate limit of (UK Pound)25,000,000)) the Encumbrance is provided in respect of the financing of the acquisition of switches, motor vehicles and other equipment required in relation to the Group's business permitted to be carried out by the terms of this Agreement;

         "Permitted Guarantees" means:

          (i) any guarantees or indemnities arising hereunder or under the Security Documents;

          (ii) any guarantees or indemnities approved by the Agent (acting on the instructions of the Majority Banks);

          (iii)any  guarantees  or   indemnities   included   within   Permitted
               Intra-Group Transactions;

          (iv) any  guarantees  or   indemnities   included   within   Permitted
               Borrowings;

          (v) guarantees of (a) Cambridge Cable Limited given in favour of Barclays Bank PLC dated 23rd September 1993 in relation only to the relevant Borrowed Money referred to in paragraph (viii)(a) of the definition of Permitted Borrowings and (b) Anglia Cable Communications Limited given in favour of Barclays Bank PLC dated 23rd September 1993 in relation only to the relevant Borrowed Money referred to in paragraph (viii)(b) of the definition of Permitted Borrowings;

          (vi) any guarantees or indemnities not included in paragraphs (i)-(v) (inclusive) above provided that (a) the maximum liability thereunder (actual or contingent) when aggregated with amounts outstanding as Borrowed Money permitted by virtue of paragraph
               (ix) of the definition of Permitted Borrowings do not exceed in aggregate (UK Pound)25,000,000 and (b) (other than in relation to liabilities thereunder (actual or contingent) not in excess of (UK Pound)3,000,000 (counted within the aggregate limit of (UK Pound)25,000,000)) the guarantee or indemnity is provided in respect of the financing of the acquisition of switches, motor vehicles and other equipment required in relation to the Group's business permitted to be carried out by the terms of this Agreement;

         "Permitted Intra-Group Transactions" means:

          (i)  loans made by a Security Obligor to another Security Obligor;

          (ii) any transaction approved as a Permitted Intra-Group Transaction by the Agent (acting on the instructions of the Majority Banks);

          (iii)the payment or declaration of any dividend, return on capital, repayment of capital contributions or other distributions by any Security Obligor to a shareholder which is a Security Obligor;

          (iv) the purchase, acquisition, sale or disposal of assets or revenues (including, without limitation, the acquisition of any business or interest therein) by a Security Obligor from or, as the case may be, to another Security Obligor provided such assets or revenues remain charged to the Security Trustee pursuant to a Security Document;

          (v) the purchase, subscription for, or other acquisition of any share (or other securities or any interest therein) in any Security Obligor by any other Security Obligor provided such shares remain charged to the Security Trustee pursuant to a Security Document;

          (vi) the subscription for shares in any company on its formation or the purchase of shares in any company which has not at any time carried on any business (other than that associated with its formation or any necessary administrative activities) provided that (a) such shares are charged to the Security Trustee pursuant to a Security Document and (b) promptly upon such subscription or purchase being completed such company becomes a Charging Subsidiary pursuant to the provisions of this Agreement; and

          (vii)in relation to the ordinary course of trading, the giving by any Security Obligor of any guarantee, bond or indemnity in respect of the liabilities or obligations of any other Security Obligor;

         "Permitted Investments" means:

          (i)  any transaction included within Permitted Disposals;

          (ii) any   transaction    included   within   Permitted    Intra-Group
               Transactions; and

          (iii)any   investments   approved   by  the  Agent   (acting   on  the
               instructions of the Majority Banks);

          (iv) any transaction not within paragraphs (i) to (iii) (inclusive) above which would otherwise be prohibited under clause 12.1(g) where the value of the aggregate net consideration (in cash or otherwise) paid by members of the Group does not exceed (UK Pound)1,000,000 in aggregate in respect of all such transactions;

         "Permitted   Payments"  means  any  payments  or  transfers  of  assets
         (including Value Added Tax thereon, if applicable):

         (a) consisting of the payment of Restricted Payments by the Borrower or any Security Obligor to Comcast on the first
                  Drawdown Date, provided that following such payments the aggregate amount of (x) the paid up equity share capital of the Borrower and (y) all Borrowed Money arising under intercompany loans made by Comcast to members of the Group which have been assigned to the Borrower, exceeds (UK Pound)300,000,000; and

         (b) to any Restricted Person in relation to transactions carried out on bona fide arm's length commercial terms in the ordinary course of business not exceeding (UK Pound)500,000 in any financial year of the Group;

         "Principal Agreements" means the BT Inter-Connect Agreements together with any agreements replacing any of the same;

         "Qualifying Bank" means a person:

          (a) which is a "bank" as defined in section 840A of the Income and Corporation Taxes Act 1988 and is within the charge to UK Corporation Tax as regards any interest received by it under this Agreement and which is beneficially entitled to that interest but so that if section 840A or section 349(3)(a) of such Act is amended or repealed, this definition shall be amended in such manner as the Agent, after consultation with the Borrower, shall determine to be necessary in order to define persons of the relevant equivalent category to whom the Borrower may make payments hereunder without any obligation to make any deduction or withholding in respect of Taxes; or

          (b) is resident for the purposes of the relevant double tax treaty in a state which has concluded a double tax treaty with the United Kingdom in force at the date hereof (or in relation to a person which becomes a party to this Agreement) which provides that interest arising in the United Kingdom which is paid to a resident of the other contracting state shall be taxable only in that other state; and

               (i) does not become a party to this Agreement through a permanent establishment in the United Kingdom; and

               (ii) has agreed to co-operate,  and does so co-operate,  with the
                    Borrower with a view to submitting any forms required for the purpose of ensuring the application of such double tax treaty as aforesaid to payments of interest hereunder;

         "Quarter Days" means 31st March, 30th June, 30th September and 31st December in any year;

         "Quarterly Management Accounts" means the quarterly management accounts of the Group to be delivered to the Agent pursuant to clause 11.1(g) in the agreed form or containing information of the same type as is required by such form;

         "Quarterly Period" means each period of approximately three months commencing on the day after a Quarter Day and ending on the next following Quarter Day;

         "Reference Banks" means the principal London offices of The Bank of New York, Banque Paribas, Barclays Bank PLC and The Royal Bank of Scotland plc and/or any other Bank appointed as such pursuant to clause 19.12;

         "Relevant Substance" means (i) any radioactive emissions, (ii) electricity and any electrical or electromagnetic emissions and (iii) any substance whatsoever (whether in a solid or liquid form or in the form of a gas or vapour and whether alone or in combination with any other substance) which is capable of causing harm to man or any other living organism supported by the environment (both natural and built), or damaging the environment (both natural and built) or public health or welfare;

         "Restricted Payment" means (a) any direct or indirect distribution, dividend, loan or other payment (whether in cash, property, securities or otherwise) by any member of the Group (including, without limitation, any payment on account of the share capital of the Borrower or capital stock or other securities of the Borrower) or any interest thereon, (b) any transfer of any assets by any member of the Group, (c) any payment (whether in cash, property, securities or otherwise) of principal of, or interest on, Indebtedness, in each case to any Restricted Person and (d) any Management Fees;

         "Restricted  Person" means (i) Comcast or the Ultimate  Shareholder  or
         (ii) any Subsidiary or Associated Company of Comcast or the Ultimate Shareholder or any partnership in which Comcast or the Ultimate Shareholder or any of their Subsidiaries or Associated Companies is a partner (either directly or through any intermediate partnerships) or
         (iii) any person of which Comcast or the Ultimate Shareholder is a Subsidiary or Associated Company or any partnership in which any such person is a partner (either directly or through immediate partnerships) or (iv) any Subsidiary of the Borrower which is not a Security Obligor but no Security Obligor will be a Restricted Person for the purposes of this Agreement;

         "Revolving Facility" means the revolving loan facility granted to the Borrower pursuant to this Agreement;

         "Revolving Period" means:

         (a) in relation to Tranche A, the period from (and including) the date hereof to (and including) 31 December 2000; and

         (b) in relation to Tranche B, the period from (and including) the date hereof to (and including) 31 January 2001;

         "Rollover Notice" means a notice substantially in the form of schedule 2B;

         "SEC" means the US Securities and Exchange Commission;

         "Security Documents" means the Debenture, the Deed of Subordination, the Security Trust Deed, any Supplemental Deed, the Comcast Share Mortgage and all other mortgages, charges, guarantees, indemnities and other instruments from time to time entered into in favour of the

         Agent, the Security Trustee and/or the Banks by way of guarantee or other assurance of and/or security for amounts owed to any of the Beneficiaries (as defined in the Security Trust Deed);

         "Security Obligor" means each of the Borrower, the Subsidiaries of the Borrower whose names, registered numbers and registered offices are set out in part A of schedule 1 and any other Subsidiary of the Borrower which becomes a party to this Agreement, the Debenture and the Security Trust Deed pursuant to a Supplemental Deed;

         "Security Trust Deed" means the security trust deed to be entered into between the Borrower, the Original Charging Subsidiaries, Comcast, the Agent, the Security Trustee, the Arrangers, the Bond Providers referred to therein and the Interest Rate Beneficiaries referred to therein;

         "Security Trustee" means The Bank of New York of 46 Berkeley Street, London W1X 6AA and/or such other person as may be appointed as security trustee pursuant to any Security Document (as the context requires);

         "Share Mortgage" means the Comcast Share Mortgage and any other share mortgage over shares in the Borrower in favour of the Security Trustee;

         "Six Month Period" means each period of six months ending on the last day of a calendar month;

         "Sterling" and "(UK Pound)" mean the lawful currency for the time being of the United Kingdom and in respect of all payments to be made under this Agreement in Sterling means immediately available, freely transferable cleared funds;

         "Subscriber" means a person who has entered into an agreement (which has not expired or been terminated) (a "Subscriber's Agreement") with a member of the Group to be provided with services by a member of the Group through the operation of the Cable Systems;

         "Subordinated Creditor" means any person who has, at any relevant time, entered into a Deed of Subordination;

         "Subordinated Debt" means, at any relevant time, all Borrowed Money of the Group owed to a Subordinated Creditor;

         "Subsidiary" of a person means (a) any company or entity directly or indirectly controlled by such person, for which purpose "control" means either ownership of more than 50 per cent. of the voting share capital (or equivalent right of ownership) of such company or entity or power to direct its policies and management whether by contract or otherwise or the right to receive more than 50 per cent. of any distributions (of whatever nature) made in respect of the share capital or other ownership interests of such company or entity and (b) (for the purposes of clause 13 and the preparation of the accounts referred to in clauses

         11.1(f), (g) and (h)) in the case of a company incorporated in England and Wales or Scotland, a Subsidiary Undertaking;

         "Subsidiary Undertaking" has the meaning given to such term in section 258 Companies Act 1985;

         "Substitute" has the meaning ascribed thereto in clause 18.4;

         "Substitution Certificate" means a certificate substantially in the form of schedule 5;

         "Supplemental Deed" means a deed supplemental to this Agreement and the Debenture executed, inter alios, by a Subsidiary of the Borrower in the form of schedule 7 to the Debenture or in such other form as is agreed between the Agent and the Borrower whereby such Subsidiary becomes a party to this Agreement as a Security Obligor and to the Debenture as a Charging Subsidiary;

         "Taxes" includes all present and future taxes, levies, imposts, duties, fees or charges of a similar nature together with interest thereon and penalties in respect thereof and "Taxation" shall be construed accordingly;

         "Telecommunications and Cable Laws" means the Telecommunications Act 1984, the Cable and Broadcasting Act 1984, the Broadcasting Act 1990 and all other laws, statutes, regulations and judgements relating to telecommunications or cable television applicable to any member of the Group, and/or the business carried on by, any member of the Group (for the avoidance of doubt, not including laws, statutes, regulations or judgments relating solely to consumer credit, data protection or intellectual property);

         "Term" means, in relation to an Advance, the period for which such Advance is or is to be made, as specified in the Drawdown Notice or Rollover Notice for such Advance, or as otherwise determined in accordance with the provisions hereof;

         "Term Date" means, in relation to an Advance, the last day of the Term of such Advance;

         "Total Commitments" means at any relevant time the total of the Commitments of all the Banks at such time;

         "Total Debt" means all Borrowed Money of the Group excluding any Subordinated Debt;

         "Total Debt Interest Charges" means, in relation to any period, the total amount of all interest, fees and commissions accruing in respect of Total Debt during such period;

         "Tranche A" means that part of the Facility made available to the Borrower under this Agreement which is referred to herein as such;

         "Tranche A Loan" means the aggregate principal amount of all Advances made under Tranche A which are, at the relevant time, outstanding under Tranche A;

         "Tranche B" means that part of the Facility made available to the Borrower under this Agreement which is referred to herein as such;

         "Tranche B Loan" means the aggregate principal amount of all Advances made under Tranche B which are, at the relevant time, outstanding under Tranche B;

         "UK GAAP" means generally accepted accounting principles and practices in the United Kingdom;

         "US GAAP" means generally accepted accounting principles and practices in the United States of America; and

         "Ultimate Shareholder" means Comcast Corporation.

1.3       Headings

         Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.4       Construction of certain terms

         In this Agreement, unless the context otherwise requires:

          (a) reference to clauses and schedules are to be construed as references to the clauses of, and schedules to, this Agreement and references to this Agreement include its schedules;

          (b) reference to (or to any specified provision of) this Agreement or any other document shall be construed as references to this Agreement, that provision or that document as in force for the time being and as from time to time amended in accordance with the terms thereof, or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Agreement or the relevant document required to be obtained as a condition to such amendment being permitted) the prior written consent of the Agent, all of the Banks or the Majority Banks (as the case may be);

          (c) reference to a "regulation" includes any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law) of any agency, authority, central bank or government department or any self-regulatory or other national or supra-national authority;

          (d) words importing the plural shall include the singular and vice versa;

          (e)  reference to a time of day are to London time;

          (f) references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any State or any agency thereof and that person's successors in title;

          (g) reference to a document "in the agreed form" means in the form of a draft of such document initialled by way of identification by the Agent and the Borrower;

          (h) references to a "guarantee" include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any Indebtedness and "guaranteed" shall be construed accordingly;

          (i) references to any enactment shall be deemed to include reference to such enactment as re-enacted, amended or extended; and

          (j) references to "business" in relation to any member of the Group mean the construction, installation, operation and utilisation of cable television and/or telecommunications systems in the Franchises and/or any business directly related thereto and reasonably considered to be financially beneficial to such business, and references to "ordinary course of business" in relation to any member of the Group shall be similarly construed.

1.5       Majority Banks

         Where this Agreement provides for any matter to be determined by reference to the opinion of the Majority Banks or to be subject to the consent or request of the Majority Banks or for any action to be taken on the instructions of the Majority Banks, such opinion, consent, request or instructions shall (as between the Banks) only be regarded as having been validly given or issued by the Majority Banks if all of the Banks shall have received appropriate prior notice of the matter on which such opinion, consent, request or instructions are required to be obtained and the relevant number of Banks shall have given or issued such opinion, consent, request or instructions but the Borrower and each other Security Obligor shall be entitled (and bound) to assume that such notice shall have been duly received by each Bank and that the relevant majority shall have been obtained to constitute Majority Banks whether or not this is in fact the case.

1.6       Agent's Opinion

         Where this Agreement provides for the Agent's opinion to determine whether any matter would or is reasonably likely to have a Material Financial Adverse Effect, a Material Adverse Effect and/or a material adverse effect, as the case may be, the Agent shall act in accordance with the instructions of the Majority Banks (acting reasonably) in making such determination.

1.7       Bank Commitments

         For the purpose of the definition of "Majority Banks" in clause 1.2 and of clause 19.10 references to the Commitment of a Bank shall, if the Total Commitments have, at any relevant time, been reduced to zero, be deemed to be a reference to the Commitment of that Bank immediately prior to such reduction to zero.

2         The Facility

2.1       Amount

         The Banks, relying upon each of the representations and warranties in clause 9 and in the Security Documents, agree to lend to the Borrower by way of Advances upon and subject to the terms of this Agreement the principal sum of up to (UK Pound)200,000,000. The obligation of each Bank under this Agreement shall be to contribute that proportion of each Advance which, as at the Drawdown Date of such Advance, its Commitment bears to the Total Commitments.

2.2       Obligations several

         The obligations of each Bank under this Agreement are several; the failure of any Bank to perform such obligations shall not relieve any other Bank, the Arrangers, the Agent, the Security Trustee or any member of the Group of any of their respective obligations or liabilities under this Agreement nor shall the Agent, the Arrangers or the Security Trustee be responsible for the obligations of any Bank (except for its own obligations, if any, as a Bank) nor shall any Bank be responsible for the obligations of any other Bank under this Agreement.

2.3       Interests several

         Notwithstanding any other term of this Agreement (but without prejudice to the provisions of this Agreement relating to or requiring action by the Majority Banks) the interests of the Agent, the Arrangers, the Security Trustee and the Banks are several and the amount due to the Agent (for its own account), to each Arranger, to the Security Trustee and to each Bank is a separate and independent debt. The Agent, each Arranger, the Security Trustee and each Bank shall have the right to protect and enforce its rights arising out of this Agreement and it shall not be necessary for the Agent, any Arranger, the Security Trustee or any Bank (as the case may be) to be joined as an additional party in any proceedings for this purpose.

3         Conditions

3.1       Documents and evidence

         The obligations of each Bank to make its Commitment available shall be subject to the condition that the Agent, or its duly authorised representative, shall have received the documents and evidence specified in schedule 3 in form and substance satisfactory to the Agent not later than two Banking Days before the day on which the Drawdown Notice in respect of the first Advance is given. The Agent shall notify the Banks of receipt of such Drawdown Notice and whether or not the form and substance of such documents are satisfactory to the Agent.

3.2       General conditions precedent

         The obligation of each Bank to contribute to any Advance is subject to the further conditions that at the time of the giving of a Drawdown Notice for, and at the time of the making of, such Advance:

         (a) the representations and warranties referred to in clause 9.3, including those deemed to be made by the Borrower pursuant to such clause, being (subject as provided in clause 9.3) true and correct as of each such time as if each was made with respect to the facts and circumstances existing at such time; and

         (b) no Default shall have occurred and be continuing which has not been remedied or expressly waived or would result from the making of such Advance.

         Without prejudice to the provisions of clause 14, the provisions of this clause 3.2 shall not apply to any Advance requested by a Rollover Notice for a Term of one month (the "New Advance"), which is to be made on the Term Date of another Advance the amount of which is equal to or greater than the New Advance.

3.3       Waiver of conditions precedent

         The conditions specified in this clause 3 are inserted solely for the benefit of the Banks and may be waived on their behalf in whole or in part and with or without conditions by the Agent acting on the instructions of all of the Banks in respect of the first Advance and on the instructions of the Majority Banks in respect of subsequent
         Advances without prejudicing the right of the Agent acting on such instructions to require fulfilment of such conditions in whole or in part in respect of any other Advance.

3.4       Conditions subsequent

         The Borrower undertakes to procure that on or before 30th April, 1998, Southern East Anglia Cable Limited obtains a licence under the Telecommunications Act 1984 to operate a telecommunications network in the area covered by local delivery licence (LDS 012) issued to Southern East Anglia Cable Limited on 19th January 1997 and provides a certified copy of the same to the Agent.

4         Advances

4.1       Tranche A and Tranche B

         Subject to the terms and conditions of this Agreement, Advances may be made, at the option of the Borrower, under either Tranche A or Tranche B.

4.2       Maximum Tranche A outstandings

         The aggregate principal amount of Advances outstanding under Tranche A on any day falling within the period set out in column (1) below shall not exceed the amount set out against such period in column (2) below and no Advance shall be made under Tranche A if, following the making of such Advance, such limit would be exceeded:

               (1)                                                               (2)
           Period                                               Maximum aggregate principal amount of
                                                                outstanding Advances under Tranche A

           up to (and including) 31 March 2000                    (UK Pound)90,000,000
           from 1 April 2000 to (and including) 30 June           (UK Pound)60,000,000
           2000
           from 1 July 2000 to (and including) 30                 (UK Pound)40,000,000
           September 2000
           from 1 October 2000 to (and including) 31              (UK Pound)20,000,000
           December 2000
           from 1 January 2001 and thereafter                                      nil

4.3       Maximum Tranche B outstandings

         The aggregate principal amount of Advances outstanding under Tranche B on any day falling within the period from the date of this agreement to (and including) 31 January 2001 shall not exceed the amount calculated by multiplying Consolidated Annualised Net Operating Cash Flow (determined by reference to the most recently delivered Monthly Management Accounts) at such time by 6.5 and no Advances shall be made under Tranche B if, following the making of such Advance, such limit would be exceeded.

4.4       Maximum aggregate outstanding Advances

         The aggregate principal amount of the Loan shall not at any time exceed (UK Pound)200,000,000 and no Advance shall be made under this Agreement if, following the making of such Advance, such limit would be exceeded.

4.5       Drawdown

         Subject to the terms and conditions of this Agreement an Advance will be made to the Borrower following receipt by the Agent from the Borrower of a Drawdown Notice signed by an Authorised Officer not later than 10 a.m. on the second Banking Day before the proposed Drawdown Date. A Drawdown Notice shall be effective on actual receipt by the Agent and, once given, shall, subject as provided in clause 5.8(a), be irrevocable. No Drawdown Notice may be given in respect of an amount which is the subject of a notice received by the Agent under clause 6.7.

4.6       Rollover

         Subject to the terms and conditions of this Agreement, if the Borrower wishes to draw an Advance under Tranche A or Tranche B on any day (the "Relevant Day") of an amount of not more than the amount of an Advance which is due to be repaid on the Relevant Day in accordance with clause 4.12, the Borrower shall not be obliged to serve a Drawdown Notice in relation to such new Advance but may serve a Rollover Notice signed by an Authorised Officer specifying the amount of the new Advance and the Term thereof and whether such new Advance is to be made under Tranche A or Tranche B. A Rollover Notice shall be effective on actual receipt by the Agent (which must be no later than 10 a.m. on the second Banking Day before the Relevant Day) and, once given, shall, subject as provided in clause 5.8(a), be irrevocable. No Rollover Notice may be given in respect of an amount which is the subject of a notice received by the Agent under clause 6.7.

4.7       Conversion to Tranche A

         The Borrower may at any time during the Revolving Period relating to Tranche A convert all or any of the outstanding Advances made to the Borrower under Tranche B so that such Advances are outstanding under Tranche A, in each case with effect from the relevant Conversion Date, following receipt by the Agent of a Conversion Notice signed by an Authorised Officer not later than 10 a.m. on the second Banking Day before the proposed Conversion Date. A Conversion Notice under this clause 4.7 shall be effective on actual receipt by the Agent and once given shall be irrevocable. Each Conversion Notice given under this clause 4.7 shall contain a confirmation that, on the relevant Conversion Date, the Borrower will be in compliance with the provisions of clause 4.2, having taken into account such conversion. No Tranche B Advance may be converted to a Tranche A Advance if either (i) such Tranche B Advance became a Tranche B Advance as a result of conversion from a Tranche A Advance during the then current Interest Period or
         (ii) the most recent conversion of a Tranche B Advance to a Tranche A Advance took place within one month prior to the date of the proposed conversion (but this sub-clause (ii) shall not restrict the conversion of more than one Tranche B Advance to a Tranche A Advance on any one day).

4.8       Conversion to Tranche B

         The Borrower may at any time during the Revolving Period relating to Tranche A convert all or any of the outstanding Advances made to the Borrower under Tranche A so that such Advances are outstanding under Tranche B with effect from the relevant Conversion Date, following receipt by the Agent of a Conversion Notice signed by an Authorised Officer not later than 10 a.m. on the second Banking Day before the proposed Conversion Date. A Conversion Notice under this clause 4.8 shall be effective on actual receipt by the Agent and once given shall be irrevocable. Each Conversion Notice under this clause 4.8 shall contain a confirmation that, on the relevant Conversion Date, the Borrower will be in compliance with the provisions of clause 4.3, having taken into account such conversion. No Tranche A Advance may be converted to a Tranche B Advance if either (i) such Tranche A Advance became a Tranche A Advance as a result of conversion from a Tranche B Advance during the then current Interest Period or (ii) the most recent conversion of a Tranche A Advance to a Tranche B Advance took place within one month prior to the date of the proposed conversion (but this sub-clause (ii) shall not restrict the conversion of more than one Tranche A Advance to a Tranche B Advance on any one day).

4.9       Term and Amount of Advances

          (a) Advances may be made only on Banking Days falling within the relevant Revolving Period and may be borrowed only for a Term of one month or two, three or six months or (with the prior agreement of all of the Banks) any other period in any such case ending not later than the last day of the relevant Revolving Period; provided that any Advances made less than one month prior to the last day of the relevant Revolving Period may only be borrowed for the period up to and ending on such date;

          (b) each Advance shall be of either (i) (UK Pound)3,000,000 or any larger sum which is an integral multiple of (UK Pound)1,000,000 or (ii) the remaining available facility under Tranche A or Tranche B (as applicable);

          (c) no Advance may be drawn down under Tranche A and no Advance drawn down under Tranche B may be converted to Tranche A on any day if the making of such Advance or such conversion would cause the limits contained in either clause 4.2 or clause 4.4 to be exceeded;

          (d) no Advance may be drawn down under Tranche B and no Advance drawn down under Tranche A may be converted to Tranche B on any day if the making of such Advance or such conversion would cause the limits contained in either clause 4.3 or clause 4.4 to be exceeded; and

          (e) no Advance may be drawn down if, as a result, there would be more than six Advances then outstanding.

4.10      Notification to Banks

         On the date of receipt of a Drawdown Notice or a Rollover Notice complying with the terms of this Agreement the Agent shall notify each Bank thereof, of the date on which such Advance is to be made, the Term thereof and whether such Advance is to be made under Tranche A or Tranche B. Subject to the provisions of clauses 3 and 4.12, on the date for the making of the relevant Advance each of the Banks shall make available to the Agent its portion of such Advance in accordance with clause 8.2. On the date of receipt of a Conversion Notice complying with the terms of this Agreement the Agent shall notify each Bank thereof and of the Conversion Date and whether under Tranche A or Tranche B and the amount which is the subject of such Conversion Notice.

4.11      Termination of Commitments

         Any part of the Commitments undrawn and uncancelled at the end of the relevant Revolving Period shall thereupon be automatically reduced to zero.

4.12      Repayment of Advances

         The Borrower agrees to repay each Advance in respect of which the Term Date is before the last day of the relevant Revolving Period on such Term Date. If an Advance (the "new Advance") is to be made to the Borrower on a day on which another Advance made to the Borrower (the "maturing Advance") is due to be repaid then, subject to the terms of this Agreement and so long as the applicable conditions referred to in clause 3.2 and clause 4.9 shall have been satisfied in relation to the new Advance, (i) the maturing Advance shall be deemed to have been repaid on its Term Date either in whole (if the new Advance is equal to or greater than the maturing Advance) or in part (if the new Advance is less than the maturing Advance) and the Borrower shall only be obliged to repay the principal amount by which the maturing Advance exceeds the new Advance and (ii) to the extent that the maturing Advance is so deemed to have been repaid, the principal amount of the new Advance to be made on such date shall be deemed to have been credited to the account of the Borrower by the Agent on behalf of the Banks in accordance with the terms of this Agreement and the Banks shall only be obliged to make available to the Borrower pursuant to clause 4.10 a principal amount (if any) equal to the amount by which the new Advance exceeds the maturing Advance.

5         Interest and Interest Periods; alternative interest rates

5.1       Normal interest rates

         The Borrower agrees to pay interest on each Advance in respect of each Interest Period relating thereto on each Interest Payment Date at the rate per annum determined by the Agent to be the aggregate of (a) the applicable Margin, (b) the Additional Cost and (c) LIBOR.

5.2       Tranche A Margin

         The Margin in relation to any Advance made under Tranche A shall be determined as follows:

         (a) so long as the Tranche A Loan is greater than or equal to (UK Pound)70,000,000, the Margin in respect of all Tranche A Advances outstanding during such period shall be 2.250 per cent. per annum; and

         (b) so long as the Tranche A Loan is less than (UK Pound)70,000,000, the Margin in respect of all Tranche A Advances outstanding during such period shall be 2.000 per cent. per annum.

5.3       Tranche B Margin

         The Margin in relation to any Advance made under Tranche B shall (subject to the proviso below) be the rate set out in column (1) below against the ratio of the Tranche B Loan to Consolidated Annualised Net Operating Cash Flow set out in column (2) below as shown in the most recently delivered Monthly Management Accounts of the Group delivered to the Agent under this Agreement prior to the first day of the relevant Interest Period:

                                (1)                                             (2)
              Rate (per cent. per annum)                  Ratio  of the  Tranche  B Loan to  Consolidated
                                                          Annualised Net Operating Cash Flow
              ----------------------------------------    ------------------------------------------------
                               1.875                      greater than or equal to 6.0:1

                               1.500                      less than  6.0:1 but  greater  than or equal to
                                                          5.0:1

                               1.250                      less than  5.0:1 but  greater  than or equal to
                                                          4.5:1

                               1.000                      less than  4.5:1 but  greater  than or equal to
                                                          4.0:1

                               0.875                      less than  4.0:1 but  greater  than or equal to
                                                          3.0:1

                               0.500                      less than 3.0:1

         provided that if on the first day of the relevant Interest Period the Borrower has failed to deliver any relevant financial statements then due under this Agreement within the time period for the Borrower so to deliver such financial statements, then the Margin for such Advance during such Interest Period shall from (and including) the last day upon which such financial statements were due to (but excluding) the date of delivery of such financial statements be 1.875 per cent. per annum.

5.4       Conversion Margin

         In respect of any Interest Period during which an Advance is converted from Tranche A to Tranche B (or vice versa) the Margin for that part of the Interest Period that the Advance was outstanding under Tranche A shall be determined in accordance with clause 5.2 and the Margin for that part of the Interest Period that the Advance was outstanding under Tranche B was outstanding shall be determined in accordance with clause 5.3.

5.5       Interest Periods

         The Interest Period in relation to each Advance shall be of a duration equal to the Term of such Advance.

5.6       Default interest

         If the Borrower fails to pay any sum (including, without limitation, any sum payable pursuant to this clause 5.6) on its due date for payment under this Agreement the Borrower agrees to pay interest on such sum from the due date up to the date of actual payment (as well after as before judgment) at a rate determined by the Agent pursuant to this clause 5.6. The period beginning on such due date and ending on such date of payment shall be divided into successive periods of not more than three months as selected by the Agent (after consultation with the Banks) each of which (other than the first, which shall commence on such due date) shall commence on the last day of the preceding such period. The rate of interest applicable to each such period shall be the aggregate (as determined by the Agent) of (a) two per cent. per annum, (b) the Margin, (c) the Additional Cost and (d) LIBOR, provided that if such unpaid sum is all or part of an Advance which shall have become due and payable prior to the last day of the then current Interest Period relating thereto, the first such period selected by the Agent shall end on the last day of such Interest Period and interest shall be payable on such unpaid sum during such period at a rate two per cent. above the rate applicable thereto immediately before it became due. Default interest under this clause 5.6 shall be due and payable on the last day of each period determined by the Agent pursuant to this clause 5.6 or, if earlier, on the date on which the sum in respect of which such default interest is accruing shall actually be paid. If, for the reasons specified in clause 5.8(a)(i) or
         (ii), the Agent is unable to determine a rate in accordance with the foregoing provisions of this clause 5.6 each Bank shall promptly notify the Agent of the cost of funds to such Bank and interest on any sum not paid on its due date for payment shall be calculated for each Bank at a rate determined by the Agent to be two per cent. per annum above the aggregate of the Margin and the cost of funds (including Additional
         Cost) to such Bank.

5.7       Notification of Interest Periods and interest rate

         The Agent shall notify the Borrower and the Banks promptly of the amount of each Advance, the duration of each Interest Period or other period for the calculation of interest (or, as the case may be, default interest) and of each rate of interest determined by it under this clause 5.

5.8       Market disruption; non-availability

          (a) If and whenever, at any time prior to the commencement of any Interest Period:

                  (i) the Agent shall have determined (which determination shall, in the absence of manifest error, be conclusive), that adequate and fair means do not exist for ascertaining LIBOR during such Interest Period; or

                  (ii) (if LIBOR is to be calculated by reference to quotes of the Reference Banks) none or only one of the Reference Banks supplies the Agent with a quotation for calculating LIBOR; or

                  (iii) the Agent shall have received notification from Banks with Contributions aggregating not less than one-third of the Loan that deposits in Sterling are not available to such Banks in the London Interbank Market in the ordinary course of business in sufficient amounts to fund their contributions to the relevant Advance for such Interest Period or that LIBOR does not accurately reflect the cost to such Banks of obtaining such deposits;

               the Agent shall forthwith give notice (a "Determination Notice") thereof to the Borrower and to each of the Banks. A Determination Notice shall contain particulars of the relevant circumstances giving rise to its issue. After the giving of any Determination Notice the undrawn amount of the Commitments of all of the Banks shall not be borrowed until notice to the contrary is given to the Borrower by the Agent.

          (b) During the period of 10 days after any Determination Notice has been given by the Agent under clause 5.8(a), (i) if the Borrower so requires, the Borrower and the Agent and each affected Bank shall enter into negotiations with a view to agreeing a substitute basis for determining the rates of interest from time to time applicable to the Advances thereafter and any such substitute basis that is agreed shall take effect in accordance with its terms; and (ii) if no substitute basis has been agreed between the Borrower, the Agent and each affected Bank pursuant to sub-paragraph (i) above, each affected Bank shall certify a substitute basis for funding its contribution to the relevant Advance. Such substitute basis may (without limitation) include alternative interest periods, alternative currencies or alternative rates of interest but shall include a margin above the cost of funds including Additional Cost, if any, to such Bank equivalent to the Margin for the relevant Interest Period determined in accordance with clauses 5.2 and 5.3 (as applicable).

               Each substitute basis so agreed in accordance with (i) or, failing such agreement, certified in accordance with (ii) shall be binding upon the Borrower, the Agent and (in the case of (i)) each Bank and (in the case of (ii)) each affected Bank and shall take effect in accordance with its terms from the date specified in the Determination Notice.

5.9       Reference Bank quotations

         If any Reference Bank is unable or otherwise fails to furnish a quotation for the purpose of calculating LIBOR the interest rate shall be determined, subject to clause 5.8, on the basis of the quotations furnished by the remaining Reference Banks.

6         Repayment, prepayment and cancellation

6.1       Repayment of the Tranche A Loan

         The Borrower agrees to repay the outstanding amount of the Tranche A Loan on or before 31 December 2000.

6.2       Repayment of the Tranche B Loan

         The Borrower agrees to repay the outstanding amount of Tranche B Loan on or before 31 January 2001.

6.3       Voluntary prepayment

         The Borrower may prepay any Advance in whole or in part (being (UK Pound)3,000,000 or any larger sum which is an integral multiple of (UK Pound)1,000,000) at any time subject to the provisions of clause 6.

6.4       Additional voluntary prepayment

         The Borrower may also prepay (in whole but not in part only), without premium or penalty, but without prejudice to its obligations under clauses 5.8, 8.7 and 16.2:

         (a) the Contribution of any Bank to which the Borrower shall have become obliged to pay additional amounts under clause 8.7 or 16.2;

         (b) any Bank's Contribution to which a substitute basis applies by virtue of clause 5.8(b); or

         (c) the Contribution of any Bank if it is or becomes contrary to any law or regulation for that Bank to contribute to Advances or to maintain its Commitment or fund or maintain its Contribution.

         Upon any notice of such prepayment being given, the Commitment of the relevant Bank shall be reduced to zero.

6.5       Amounts payable on prepayment

         Any prepayment under this Agreement shall be made together with: (a) accrued interest to the date of prepayment (calculated, in the case of any prepayment of a Bank's Contribution pursuant to clause 6.4(b), and in respect of the period during which the relevant substitute basis has applied by virtue of clause 5.8(b), at a rate per annum equal to the rate certified by such Bank in accordance with clause 5.8(b)); (b) any additional amount payable under clause 8.7 or 16.2; and (c) all other sums payable by the Borrower to the relevant Bank or the Banks (as the case may be) under this Agreement including, without limitation, any accrued commitment commission payable under clause 7.1(c) and any amounts payable under clause 15.

6.6       Notice of prepayment

         No prepayment may be effected unless the Borrower shall have given the Agent at least three Banking Days' notice of its intention to make such prepayment. Every notice of prepayment shall be effective only on actual receipt by the Agent, shall be irrevocable and shall oblige the Borrower to make such prepayment on the date specified. The Borrower may not prepay the Loan or any part thereof save as expressly provided in this Agreement.

6.7       Cancellation of Commitments

         The Borrower may at any time by notice to the Agent (effective only on actual receipt) cancel with effect from a date not less than three Banking Days after the receipt by the Agent of such notice the whole or any part (being (UK Pound)3,000,000 or any larger sum which is an integral multiple of (UK Pound)1,000,000) of the total of the Commitments of all of the Banks which is not then outstanding or requested in a Drawdown Notice in respect of which an Advance has not then been made. Any such notice of cancellation, once given, shall be irrevocable and upon such cancellation taking effect the Commitment of each of the Banks shall be reduced proportionately.

7         Fees and expenses

7.1       Fees

         The Borrower agrees to pay to the Agent whether or not any part of the Commitments is ever advanced:

         (a)       Arranging fee

                  for the account of the Lead Arrangers, an arranging fee of an amount agreed between the Borrower and the Lead Arrangers and set out in a letter of even date herewith;

         (b)       Agency fee

                  on the date of the first Advance and on each anniversary of the date of this Agreement until all moneys owing under this Agreement have been paid in full, for the account of the Agent, an agency fee of an amount agreed between the Borrower and the Agent and set out in a letter of even date herewith; and

         (c)       Commitment commission

                  in arrears on each Quarter Day after the date of this Agreement and on 31 January 2001, for the account of each Bank, commitment commission computed from the date of this Agreement at the rate of 0.40 per cent. per annum on the daily undrawn and uncancelled amount of such Bank's Commitment.

7.2       Expenses

         The Borrower agrees to pay to the Agent within 30 days from the date on which the Agent makes demand on the Borrower for payment of the same:

          (a) all reasonable out-of-pocket expenses (including legal, other professional, printing (other than publicity material) and out-of-pocket expenses) incurred by the Agent, the Arrangers and the Security Trustee in connection with the negotiation, preparation (including reasonable due diligence), syndication and execution of this Agreement and the Security Documents and of any amendment or extension of or the granting of any waiver or consent under this Agreement or any Security Document together with interest at the rate referred to in clause 5.6 from the date 30 days after the date of demand for payment of such expenses to the date of payment (as well after as before judgment); and

          (b) all expenses (including legal and out-of-pocket expenses) incurred by the Agent, the Arrangers, the Security Trustee and the Banks or any of them in contemplation of, or otherwise in connection with, the enforcement of, or preservation of any rights under, this Agreement or any Security Document, or otherwise in respect of the moneys owing under this Agreement, together with interest at the rate referred to in clause 5.6 from the date falling 30 days after the date of demand for payment of such expenses to the date of payment (as well after as before judgment).

7.3       Value Added Tax

         All fees and expenses payable pursuant to this clause 7 shall be paid together with Value Added Tax (if any) properly chargeable thereon.

7.4       Stamp and other duties

         The Borrower agrees (i) to pay all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Agent, the Arrangers, the Security Trustee and the Banks) imposed on or in connection with this Agreement, any Security Document or the Loan and (ii) to indemnify the Agent, the Arrangers, the Security Trustee and the Banks against any liability arising by reason of any delay or omission by the Borrower to pay such duties or taxes.

8         Payments and Taxes; accounts and calculations

8.1       No set-off or counterclaim; distribution to the Banks

         All payments to be made by the Borrower under this Agreement shall be made in full, without any set-off or counterclaim whatsoever and, subject as provided in clause 8.7, free and clear of any deductions or withholdings, in Sterling on the due date to the account of the Agent at such bank in London as the Agent may from time to time specify for this purpose. Save as otherwise expressly provided by this Agreement such payments shall be for the account of the Banks, and the Agent shall forthwith distribute such payments in like funds as are received by the Agent to the Banks rateably in accordance with their Commitments and/or Contributions, as the case may be.

8.2       Payments by the Banks

         All sums to be advanced by the Banks to the Borrower under this Agreement shall be remitted in Sterling on the date of the relevant Advance to the account of the Agent at such bank in London as the Agent may have notified to the Banks and shall be paid by the Agent on such date in like funds as are received by the Agent to the account of the Borrower specified in the relevant Drawdown Notice.

8.3       Agent may assume receipt

         Where any sum is to be paid under this Agreement to the Agent for the account of another person, the Agent may assume that the payment will be made when due and may (but shall not be obliged to) make such sum available to the person so entitled. If it proves to be the case that such payment was not made to the Agent, then the person to whom such sum was so made available shall on request refund such sum to the Agent together with interest thereon sufficient to compensate the Agent for the cost of making available such sum up to the date of such repayment and the person by whom such sum was payable shall indemnify the Agent for any and all loss or expense which the Agent may sustain or incur as a consequence of such sum not having been paid on its due date.

8.4       Non-Banking Days

         When any payment under this Agreement would otherwise be due on a day which is not a Banking Day, the due date for payment shall be extended to the next following Banking Day unless such Banking Day falls in the next calendar month in which case payment shall be made on the immediately preceding Banking Day. If any date or day specifically referred to in this Agreement (being a date for the making of any payment under this Agreement) is not a Banking Day all references thereto shall be deemed to be references to the immediately preceding Banking Day.

8.5       Calculations

         All interest and other payments of an annual nature under this Agreement or to be calculated on an annual basis shall accrue from day to day and be calculated on the basis of actual days elapsed and a 365 day year. In calculating the actual number of days elapsed in a period which is one of a series of consecutive periods with no interval between them or a period on the last day of which any payment falls to be made in respect of such period, the first day of such period shall be included but the last day excluded.

8.6       Certificates conclusive

         Any certificate or determination of the Agent, any Arranger, the Security Trustee or any Bank as to any rate of interest or any amount payable under this Agreement shall, in the absence of manifest error, be conclusive and binding on each member of the Group and (in the case of a certificate or determination by the Agent) on the Banks.

8.7       Grossing-up for Taxes

         If at any time the Borrower is required to make any deduction or withholding in respect of Taxes from any payment due under this Agreement for the account of any Bank, any Arranger, the Security Trustee or the Agent (or if the Agent is required to make any such deduction or withholding from a payment to any Arranger, the Security Trustee or a Bank), the sum due from the Borrower in respect of such payment shall, subject to clause 8.8, be increased to the extent necessary to ensure that, after the making of such deduction or withholding, each Bank, any Arranger, the Security Trustee and the Agent receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made and the Borrower shall indemnify each Bank, each Arranger, the Security Trustee and the Agent against any losses or costs incurred by any of them by reason of any failure of the Borrower to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment. The Borrower shall promptly deliver to the Agent copies of (or, where required, originals of) any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid.

8.8       Qualifying Banks

         Each Bank agrees promptly to notify the Borrower if it is not or if it ceases to be a Qualifying Bank. If any Bank is not or ceases to be a Qualifying Bank then (save in circumstances where such Bank has ceased to be a Qualifying Bank (i) by reason of any change in any law, directive or regulation or in its application or interpretation, in each case taking effect after the date of this Agreement and (ii) otherwise than by reason of its no longer being entitled to the benefit of a double tax treaty) the Borrower shall not be liable to pay to that Bank under clause 8.7 any sum in excess of the sum it would have been obliged to pay if that Bank had been, or had not ceased to be, a Qualifying Bank.

8.9       Claw-back of Tax benefit

         If following any such deduction or withholding as is referred to in clause 8.7 from any payment by the Borrower, the Agent, any Arranger, the Security Trustee or any Bank shall receive or be granted a credit against or remission for any taxes payable by it, the Agent, any Arranger, the Security Trustee or such Bank shall, subject to the Borrower having made any increased payment in accordance with clause
         8.7 and to the extent that the Agent, such Arranger, the Security Trustee or such Bank can do so without prejudicing the retention of the amount of such credit or remission and without prejudice to the right of the Agent, such Arranger, the Security Trustee or such Bank to obtain any other relief or allowance which may be available to it, reimburse the Borrower with such amount as the Agent, such Arranger, the Security Trustee or such Bank shall in its absolute discretion certify to be the proportion of such credit or remission as will leave the Agent, such Arranger, the Security Trustee or such Bank (after such reimbursement) in no worse position than it would have been in had there been no such deduction or withholding from the payment by the Borrower as aforesaid. Such reimbursement shall be made forthwith upon the Agent, such Arranger, the Security Trustee or such Bank certifying that the amount of such credit or remission has been received by it provided that the Agent, the relevant Arranger, the Security Trustee or the relevant Bank shall not unreasonably delay before so certifying.
         Nothing contained in this Agreement shall oblige the Agent, any Arranger, the Security Trustee or any Bank to disclose to the Borrower, any other member of the Group or any other person any information regarding its tax affairs or tax computations or interfere with the right of the Agent, such Arranger, the Security Trustee or such Bank to arrange its tax affairs in whatever manner it thinks fit and, in particular, none of the Agent, the Arrangers, the Security Trustee or the Banks shall be under any obligation to claim relief from its corporate profits, tax liability or similar tax liabilities in respect of such tax in priority to any other claims, reliefs, credits or deductions available to it. Without prejudice to the generality of the foregoing, none of the Borrower or any other member of the Group shall by virtue of this clause 8.9, be entitled to enquire about the Agent's, any Arranger's, the Security Trustee's or any Bank's tax affairs.

8.10      Bank accounts

         Each Bank shall maintain, in accordance with its usual practices, an account or accounts evidencing the amounts from time to time lent by, owing to and paid to it under this Agreement. The Agent shall maintain a control account showing the Loan and other sums owing by the Borrower under this Agreement and all payments in respect thereof made by the Borrower from time to time. The control account shall be prima facie evidence as to the amount from time to time owing by the Borrower under this Agreement.

8.11      Partial payments

         If, on any date on which a payment is due to be made by the Borrower under this Agreement, the amount received by the Agent from the Borrower falls short of the total amount of the payment due to be made by the Borrower on such date then, without prejudice to any rights or remedies available to the Agent and the Banks under this Agreement, the Agent shall apply the amount actually received from the Borrower in or towards discharge of the obligations of the Borrower under this Agreement in the following order, notwithstanding any appropriation made, or purported to be made, by the Borrower:

         (a) first, in or towards payment to the Agent, of any portion of the arranging fee payable under clause 7.1(a) which shall have become due but remains unpaid;

         (b) secondly, in or towards payment to the Agent, the Arrangers, the Security Trustee and the Banks, on a pro rata basis, of any unpaid fees, costs and expenses of the Agent, the Arrangers, the Security Trustee and the Banks under this Agreement and any portion of the agency fee payable under clause 7.1(b) which shall have become due but remains unpaid;

         (c) thirdly, in or towards payment to the Banks, on a pro rata basis, of any accrued commitment commission payable under clause 7.1(c) which shall have become due but remains unpaid;

         (d) fourthly, in or towards payment to the Banks, on a pro rata basis, of any accrued interest in respect of the Tranche A Loan which shall have become due but remains unpaid;

         (e) fifthly, in or towards payment to the Banks, on a pro rata basis, of any accrued interest on the Tranche B Loan which shall have become due but remains unpaid;

         (f) sixthly, in or towards payment to the Banks, on a pro rata basis, of any principal of the Tranche A Loan which shall have become due but remains unpaid;

         (g) seventhly, in or towards payment to the Banks, on a pro rata basis, of any principal of the Tranche B Loan which shall have become due but remains unpaid; and

         (h) eighthly, in or towards payment of any other sum which shall have become due but remains unpaid (and, if more than one such sum so remains unpaid, on a pro rata basis).

         The order of application set out in this clause 8.11 may be varied by the Agent if all Banks so direct.

8.12      Effect of monetary union

         If the country of any national currency in which any amount is expressed to be payable under this Agreement participates in Economic and Monetary Union in accordance with Article 109j of the Treaty on European Union, then:

         (a) (if more than one currency or currency unit is recognised by the central bank of that country as the lawful currency of that country) any amount expressed to be payable under this Agreement in that national currency shall be made in that national currency or in euro as the relevant Agent may, by not less than three Banking Days' notice to the Borrower and the relevant Banks to that effect, require;

         (b) any amount so required to be paid in euro shall be converted from that national currency at the rate stipulated pursuant to
                  Article 1091(4) of the Treaty on European Union and payment of the amount in euro derived from such conversion shall discharge the obligation of the relevant party to pay such national currency amount in accordance with, and subject to, the Regulation(s) made pursuant to Article 1091(4);

         (c) after consultation between the Agent, the Borrower and the Banks and notwithstanding clause 19.2, the Agent shall be entitled to make such amendments to this Agreement as it may reasonably determine to be necessary to take account of monetary union to put the Banks in no better or worse position (as far as reasonably possible) than they would have been in if no change in currency had taken place.

         Any amendment so made to this Agreement by the Agent shall be promptly notified to the other parties thereto and shall be binding on all parties thereto.

9         Representations and warranties

9.1       Repeated representations and warranties

         The Borrower and each other Security Obligor severally represents and warrants in respect of itself and, in the case of the Borrower, each other member of the Group to each of the Banks, the Arrangers, the Security Trustee and the Agent that:

         (a)       Due incorporation of the Borrower and its Subsidiaries

                  the Borrower is duly incorporated and validly existing under the laws of Bermuda as a limited liability company, each other Security Obligor is duly incorporated and validly existing under the laws of England or Bermuda (as the case may be) as a limited liability company (or equivalent if incorporated in Bermuda) and each Security Obligor has power to carry on its business as it is now being and hereafter proposed to be conducted and to own its property and other assets;

         (b)       Power of the Borrower and each Charging Subsidiary

                  the Borrower and each Charging Subsidiary have all requisite power to execute, deliver and perform their respective obligations under this Agreement and the Security Documents to which they are a party including, in the case of the Borrower to borrow the Commitments; compliance has been made with all necessary requirements and all necessary corporate, shareholder or other action has been taken by the Borrower and each Charging Subsidiary to authorise the execution, delivery and performance of this Agreement and the Security Documents to which they are a party; no limitation on the powers of the Borrower to borrow will be exceeded as a result of borrowings under this Agreement;

         (c)       Binding obligations

                  this Agreement constitutes valid and legally binding obligations of each Security Obligor enforceable in accordance with its terms subject to the qualifications contained in the legal opinions referred to in schedule 3 which relate to this Agreement. The Security Documents to which they are a party constitute valid and legally binding obligations of each Security Obligor enforceable in accordance with their respective terms subject to the qualifications contained in the legal opinions referred to in schedule 3 which relate to the Security Documents and for this purpose any statement contained in the qualifications to any such legal opinion that no opinion is given or expressed in relation to any particular matter shall be deemed to be a qualification of such opinion as regards such matter;

         (d)       No conflict with other obligations

                  the  execution  and  delivery  of,  the  performance  of their respective obligations under, and compliance with the provisions of, this Agreement by each Security Obligor and the Security Documents to which they are a party by each Security Obligor will not (i) contravene in any material respect any existing applicable law, statute, rule or regulation or any judgment, decree or permit to which any Security Obligor is subject, (ii) contravene or conflict with any provision of the Memorandum and Articles of Association of the Borrower or any Security Obligor, (iii) breach in any material respect any term of the Licences or the Necessary Authorisations, (iv) conflict with in any material respect, or result in any breach of any of the terms of, or constitute a default under any agreement to which any Security Obligor is a party or is subject or by which it or any of its property is bound or (v) result in the creation or imposition of, or oblige any Security Obligor to create, any Encumbrance (other than those created by the Security Documents) on any Security Obligor or any of their undertakings, assets, rights or revenues;

         (e)       No litigation

                  save as disclosed in the Disclosure Letter, no litigation, arbitration or administrative proceeding is taking place, pending or, to the knowledge of the officers of the Borrower or any other Security Obligor (as the case may be), threatened against the Borrower or any of its Subsidiaries which (if adversely determined) would or is reasonably likely, in the opinion of the Agent, to have a Material Adverse Effect;

         (f)       Financial statements

                  (i) the audited consolidated financial statements of the Comcast Group in respect of the financial year ended on 31 December 1996 on form 10-K as delivered to the Agent have been filed with the SEC in accordance with the Exchange Act and have been prepared in accordance with US GAAP;

                  (ii) the Quarterly Management Accounts for the Quarterly Period ending on 30 September 1997 as delivered to the Agent have been prepared in accordance with UK GAAP which principles have been consistently applied and present fairly and accurately the results of the operations of the Group for the relevant period; and

                  (iii) the pro forma consolidated financial projections for the financial years ending 31st December 1997 to 31st December 2007 inclusive for the Group, the operating statistics projections for such financial years and the Agreed Base Case have been prepared based upon historical financial information and upon the assumptions set forth therein, which assumptions were, in the opinion of the Board of Directors of the Borrower looking at the projections as a whole, reasonable both when made and are reasonable on the date hereof;

         (g)       No filing required

                  it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement or any of the Security Documents that any of them or any other instrument be notarised, filed, recorded, registered or enrolled in any court or public office in Bermuda or the United Kingdom (save, in the case of the Share Mortgage, the obtaining of the permission of the Bermuda Monetary Authority for the transfer from Comcast to the Security Trustee of the shares mortgaged pursuant to the Share Mortgage, in the United Kingdom, for the registration of the Debenture and the Share Mortgage pursuant to section 395 of the Companies Act 1985 and, in the case of the Debenture, pursuant to the Land
                  Registration Act 1925 and the Land Charges Act 1925 and regulations made thereunder);

         (h)       Choice of law

                  the choice by each Security Obligor of English law to govern this Agreement and the Security Documents to which it is a party is valid and binding subject to the qualifications contained in the legal opinion referred to in schedule 3 which relate to this Agreement or the Security Documents and for this purpose any statement contained in the qualifications to any such legal opinion that no opinion is given or expressed in relation to any particular matter shall be deemed to be a qualification of such opinion as regards such matter;

         (i)       Legal and beneficial owners

                  the Borrower and its Subsidiaries are the legal and beneficial owners of and have good and marketable title to all their respective material properties and other material assets free from any Encumbrances other than Permitted Encumbrances;

         (j)       No material adverse change

                  there has been no adverse change in the financial condition or operations of the Group from that set forth in the latest audited financial statements of the Group or the latest Quarterly Management Accounts delivered to the Agent under this Agreement which, in either case, would or is reasonably likely, in the opinion of the Agent, to have a Material Financial Adverse Effect;

         (k)       Compliance with Environmental Laws and Licences

                  each member of the Group:

                  (i) complies and has at all times complied with all Environmental Laws and Environmental Licences and all other laws, regulations and judgments (other than Telecommunications and Cable Laws) the breach of which would or is reasonably likely to have a Material Financial Adverse Effect; and

                  (ii) has obtained and maintains in full force and effect all Environmental Licences, and there are no facts or circumstances entitling any such Environmental Licences to be revoked, suspended, amended, varied, withdrawn or not renewed where such revocation, suspension, amendment, variation, withdrawal or non-renewal, would or is reasonably likely to have a Material Financial Adverse Effect;

         (l)       Environmental Claim

                  no Environmental Claim is pending or has been made or threatened against any member of the Group or any of their respective officers or any occupier of any property owned or leased by any member of the Group and no member of the Group has any reason to believe that it or, in the case of the Borrower, any of its Subsidiaries has or is likely to have any liability in relation to Environmental Matters which in any such case would or is reasonably likely to have a Material Financial Adverse Effect;

         (m)       Deposit of Relevant Substance

                  save as disclosed in the Disclosure Letter, to the best of its knowledge and belief, no Relevant Substance has been deposited, disposed of, kept, treated, imported, exported, transported, processed, manufactured, used, collected, sorted or produced at any time, or is present in the environment (whether or not on property owned, leased, occupied or controlled by any member of the Group) in circumstances which are likely to result in an Environmental Claim against any member of the Group which would, or is reasonably likely to have a Material Financial Adverse Effect;

         (n)       Disclosure of inspection results

                  save as disclosed in the Disclosure Letter, full details have been given to the Agent of any inspections, investigations, studies, audits, tests, reviews or other analyses in relation to Environmental Matters relating to any member of the Group or to the best of the knowledge of any member of the Group (as the case may be) any property now owned, leased or occupied by any member of the Group and of all Environmental Licences which disclose any matters which would or would be reasonably likely to have a Material Financial Adverse Effect;

         (o)       Intellectual Property Rights

                  (i) the Intellectual Property Rights owned by each member of the Group are free from any Encumbrance (save for those created or to be created by or pursuant to the Security Documents) and any other rights or interests in favour of third parties which, in any such case, could reasonably be expected to have a Material Financial Adverse Effect;

                  (ii) the Intellectual Property Rights owned by each member of the Group are all the Intellectual Property Rights required by them in order to carry on, maintain and operate in all material respects their respective businesses, properties and assets and no member of the Group in carrying on its business infringes any Intellectual Property Rights of any third party where any action taken by such third party in respect of any such infringement would or is reasonably likely to have a Material Financial Adverse Effect; and

                  (iii) no Intellectual Property Rights owned by any member of the Group are being infringed, nor to its knowledge is there any threatened infringement of any such Intellectual Property Rights which, in either case would or is reasonably likely to have a Material Financial Adverse Effect;

         (p)       Copyright matters

                  each member of the Group has obtained all consents and taken all other action required in connection with the secondary transmission by it of any broadcast television signals and no member of the Group has any knowledge, nor is it aware of any claim, that it is or may be liable to any person for any copyright infringement of any nature whatsoever as a result of the operation of its business which liability would or is reasonably likely to have a Material Financial Adverse Effect; and

         (q)       Shares

                  all shares issued by each member of the Group have been validly allotted.

9.2       Further representations and warranties

         The Borrower and each other Security Obligor severally further represents and warrants in respect of itself and, in the case of the Borrower, each of its Subsidiaries, to each of the Banks, the Arrangers, the Security Trustee and the Agent that:

         (a)       Principal Agreements

                  (i) the Principal Agreements which have been entered into on or prior to the date of this Agreement are in full force and effect and (ii) to the best of its knowledge and belief after due enquiry, (1) no party is in breach of the terms thereof,
                  (2) (save as disclosed in the Disclosure Letter) there is no dispute subsisting between the parties thereto and (3) no amendments have been made thereto (save for any amendments referred to in the relevant definitions) which in any such case could reasonably be expected to have a Material Adverse Effect;

         (b)       Licences and Necessary Authorisations

                  the Licences are in full force and effect and each member of the Group is in compliance in all material respects with all provisions thereof. Each member of the Group has secured all the Necessary Authorisations, all such Necessary Authorisations are in full force and effect and each member of the Group is in compliance in all material respects with all provisions thereof. To the best of the knowledge of each member of the Group neither the Licences nor any of the Necessary Authorisations are the subject of any pending or threatened attack or revocation which in any such case could reasonably be expected to have a Material Adverse Effect;

         (c)       Consents obtained

                  every consent, authorisation, licence or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts (other than the Licences and the Necessary Authorisations) required by each Security Obligor to authorise, or required by each Security Obligor in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Agreement and the Security Documents to which they are a party or the performance by each Security Obligor of their respective obligations under this Agreement and the Security Documents (other than the registration of the Debenture and the Share Mortgage pursuant to section 395 of the Companies Act 1985 and, in the case of the Debenture, section 26 of the Land Registration Act 1925) has been obtained or made and is in full force and effect and there has been no material default in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same;

         (d)       Contractual commitments

                  no dividends (in cash or specie) of the Borrower or any other rights or benefits have been declared, made or paid by the Borrower and no member of the Group has entered into any contractual commitments of a material nature (other than (i) the Principal Agreements, (ii) for the purpose of carrying out the business of constructing, installing and operating cable television and telecommunications systems in the Franchises or such other business as is permitted by the terms of this Agreement or (iii) contractual commitments arising pursuant to or constituting Permitted Borrowings, Permitted Disposals, Permitted Guarantees, Permitted Intra-Group Transactions, Permitted Investments or Permitted Encumbrances);

         (e)       No withholding Taxes

                  as at the date of this Agreement, on the basis that all of the Banks are Qualifying Banks, no Taxes are imposed by withholding or otherwise on any payment to be made to the Agent, the Arrangers, the Security Trustee or the Banks by any member of the Group under this Agreement or any Security Document to which any of them is a party or are imposed on or by virtue of the execution or delivery by any member of the Group of this Agreement or any Security Document to which any of them is a party or any document or instrument to be executed or delivered under this Agreement or any such Security Document (other than stamp duty payable on any Security Document);

         (f)       Telecommunications and Cable Laws

                  save as disclosed in the Disclosure Letter, each member of the Group is in compliance in all material respects with all Telecommunications and Cable Laws but excluding, for these purposes only, breaches of Telecommunications and Cable Laws which have been expressly waived by the relevant regulatory authority or which could not reasonably be expected to have a Material Adverse Effect;

         (g)       No Default

                  no Default has occurred and is continuing;

         (h)       Information Memorandum

                  to the best of the Borrower's knowledge and belief after due enquiry, as at the date of the Information Memorandum the factual information contained in the Information Memorandum was true and accurate in all material respects and not misleading in any material respect and the Information Memorandum does not omit any material facts; all reasonable enquiries have been made by the Borrower to verify the facts and statements contained therein; all opinions, projections and forecasts contained therein and the assumptions on which such opinions, projections and forecasts were based were arrived at after due and careful consideration and enquiry and represent the views of the Borrower as at the date of the Information Memorandum; there are no material facts or circumstances which have not been disclosed to the Arrangers prior to the date hereof the omission of which could make any material factual information contained in the Information Memorandum inaccurate or misleading in any material respect either as at the date of the Information Memorandum or as at the date of this Agreement or any of the opinions, projections and forecasts contained in the Information Memorandum (and the assumptions on which such opinions, projections and forecasts were made) misleading in any material respect either as at the date of the Information Memorandum or as the date of this Agreement. No warranty or representation is made in respect of
                  (i) any information, facts, statements, opinions, projections, forecasts, demographic statistics or circumstances relating to the cable and telecommunications industry as a whole ("Information"), (ii) any person other than the members of the Group or (iii) any Information which is in the public domain or which is identified in the Information Memorandum as having been obtained from or made by a source, or being those of a person, other than the members of the Group; and

         (i)      Network Operating Services

                  the Network Operating Services in relation to the Cable System are provided by TeleWest Communications plc pursuant to the Network Service Centre Agreement.

9.3       Repetition

         The  representations  and warranties in clause 9.1, except (g), (h) and
         (f)(ii), (so that:

          (a) the representation and warranty in clause 9.1(f)(i) shall for this purpose refer to (i) the then latest consolidated financial statements of the Comcast Group (as filed with the SEC) verified by the auditors of the Comcast Group and delivered to the Agent under clause 11.1 and (ii) the then latest consolidated financial statements of the Group (A) reported on by the auditors of the Group and delivered to the Agent under clause 11.1 and (B) prepared in accordance with UK GAAP and such principles have (save where the Borrower is permitted to prepare or procure the preparation of financial statements on the New Basis and is not required to prepare financial statements on the Original Basis (each as defined in clause 11.1(i))) been consistently applied and present fairly and accurately the financial position of each such entity as at such date and the results of the operations of the Group for the financial year ended on such date,

          (b) the representation and warranty contained in clause 9.1(f)(iii) shall for this purpose refer to the then latest pro forma consolidated financial projections of the Group and the then latest operating statistics projections for each franchise contained in the relevant Annual Budget and shall not include a representation or warranty as to the Agreed Base Case, and

          (c) the representation and warranty in clause 9.1(j) shall for this purpose refer to the latest audited financial statements or Quarterly Management Accounts of the Group delivered to the Agent under clause 11.1), shall be deemed to be repeated by the Borrower and each other Security Obligor on and as of each Interest Payment Date, the date on which each Advance is made under this Agreement and as at the date each set of the latest audited and/or verified financial statements are delivered to the Agent under clause 11.1(f).

10        Subordination

10.1      Restricted Payments

         The Security Obligors jointly and severally undertake with each Bank, each Arranger, the Security Trustee and the Agent that from the date of this Agreement and so long as any monies are owing under this Agreement or remain available for drawing by the Borrower:

          (a) they will not (and, in the case of the Borrower, will procure that its Subsidiaries do not) make any Restricted Payment other than Permitted Payments; and

          (b) they will procure that any Restricted Person (other than Comcast U.K. Consulting, Inc. provided that the only Restricted Payments payable to it are under the Consultant Agreement in its form as at the date of this Agreement and it remains a Subsidiary of a Restricted Person who has entered into a Deed of Subordination) enters into a Deed of Subordination prior to any Restricted Payment becoming payable to such Restricted Person and will provide the Agent with such evidence as it may reasonably request as to the power and authority of the relevant person to enter into such Deed of Subordination and that such Deed of Subordination constitutes valid and legally binding obligations of the relevant person enforceable, subject to any qualifications of a substantially similar nature to those contained in the legal opinions referred to in schedule 3, in accordance with its terms.

11        Positive covenants

11.1      Covenants

         The Security Obligors jointly and severally undertake with each of the Banks, each of the Arrangers, the Security Trustee and the Agent that they will from the date of this Agreement and so long as any monies are owing under this Agreement or any part of the Commitments remains outstanding:

         (a)       Notice of Default, etc.

                  promptly inform the Agent of (i) any occurrence of which it becomes aware which would or is reasonably likely to have a Material Adverse Effect, (ii) any Default forthwith upon becoming aware thereof and will from time to time, if so requested by the Agent, confirm to the Agent in writing that, save as otherwise stated in such confirmation, no Default has occurred and is continuing, (iii) any lapse, suspension or termination of or refusal by any person to renew or extend any Licence or Necessary Authorisation or any breach of any Licence or Necessary Authorisation where any such breach would or is reasonably likely to have a Material Adverse Effect,
                  (iv) (to the  extent  known to any  member of the  Group)  the commencement of all proceedings and investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator where any such proceedings, investigations or actions would, if adversely determined, have a Material Adverse Effect (v) any application of which it becomes aware for any other licence or franchise agreement by means of cable television systems (including satellite master antennae television systems and multi-point microwave distribution systems) with respect to the territory covered by the Licences where any such application, if successful, would or is reasonably likely to have a Material Financial Adverse Effect and (vi) any breach of any Telecommunications and Cable Laws by any member of the Group which would or is reasonably likely to have a Material Adverse Effect;

         (b)       Consents and authorisations

                  obtain or cause to be obtained (i) every consent, authorisation, licence (other than a Licence or a renewal or extension thereof) or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts and (ii) every notarisation, filing, recording, registration or enrolment in any court or public office in the United Kingdom (in any such case) required by any Security Obligor or any Subordinated Creditor to authorise, or required by any Security Obligor or any Subordinated Creditor in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Agreement and the Security Documents or the performance by any Security Obligor or any Subordinated Creditor of their respective obligations under this Agreement and the Security Documents to which they are a party;

         (c)       Licences

                  obtain or cause to be obtained  every  Licence and ensure that
                  (A) where there are any Subscribers within the relevant Franchise subscribing for services covered by a Licence, (1) such Licence is not revoked, cancelled, suspended, withdrawn or terminated, or does not expire or otherwise cease to be in full force and effect unless the same is, prior to or contemporaneously with such event, renewed or replaced and (2) none of the DTI, ITC, OFTEL nor any other relevant authority issues any notice in respect of any Franchise informing any Security Obligor that it has or will (whether or not following the failure to satisfy certain conditions) revoke, cancel, suspend, withdraw, terminate or not permit the renewal of such Licence (whether or not such notice gives any Security Obligor a period within which to remedy the matter which gave rise to such notice) and (B) such Licence is not modified and no Security Obligor commits any breach of the terms or conditions thereof (including, without limitation, any failure to meet the milestones referred to therein) where any such modification, breach or failure would or is reasonably likely, in the opinion of the Agent, to have a Material Adverse Effect;

         (d)       Necessary Authorisations

                  obtain or cause to be obtained every Necessary Authorisation and ensure that (i) none of the Necessary Authorisations is revoked, cancelled, suspended, withdrawn or terminated, or expires and is not renewed or otherwise ceases to be in full force and effect and (ii) no Necessary Authorisation is modified and no member of the Group commits any breach of the terms or conditions of any Necessary Authorisation which, in the case of any of the actions or events referred to in either
                  (i) or (ii), would or is reasonably likely, in the opinion of the Agent, to have a Material Adverse Effect;

         (e)       Business

                  engage in the business of acting as the holder of shares in other members of the Group and/or the business of constructing, installing, operating and utilising cable television and telecommunications systems in the Franchises and in no other activities save for any directly related business reasonably considered to be financially beneficial to such business; in the case of the Borrower engage in the business of acting as the holding company of its Subsidiaries (which shall include the raising of Permitted Borrowings and the on-lending of such Borrowed Money to its Subsidiaries in accordance with the provisions of this Agreement) and in no other activities;

         (f)       Financial statements

                  (A) procure the preparation of consolidated financial statements of (x) the Comcast Group in accordance with US GAAP and (y) the Group in accordance with UK GAAP and (B) cause such financial statements to be reported on by their respective auditors and deliver to the Agent sufficient copies of the same for distribution to all of the Banks as soon as practicable but not later than 150 days after the end of the financial year to which they relate.

         (g)       Quarterly Management Accounts

                  in respect of each Quarterly Period, prepare unaudited consolidated Quarterly Management Accounts for the Group in each case containing information of the same type and to the same level of detail as in the format agreed with the Agent (including, without limitation, a profit and loss account, balance sheet, cash flow statement and summary of operating statistics in the agreed form and, in the case of the last Quarterly Period of each financial year, a profit and loss account, balance sheet and cash flow statement for that financial year in the agreed form) or omitting any such information or detail or containing such other information or to such other level of detail or containing such other information or to such other level of detail as may, from time to time, be approved by the Agent (acting on the instructions of the Majority Banks) in writing and deliver a copy of the same to the Agent for distribution to all of the Banks as soon as practicable but not later than 45 days after the Quarterly Period to which they relate;

         (h)       Monthly Management Accounts

                  in respect of each calendar month, prepare unaudited consolidated Monthly Management Accounts for the Group in each case containing information of the same type and to the same level of detail as in the format agreed with the Agent (including, without limitation, a profit and loss account, balance sheet and cash flow statement and a summary of operating statistics in the agreed form) or omitting any such information or detail or containing such other information or to such other level of detail or containing such other information or to such other level of detail as may, from time to time, be approved by the Agent (acting on the instructions of the Majority Banks) in writing and deliver a copy of the same to the Agent for distribution to all of the Banks as soon as practicable but not later than 30 days after the calendar month to which they relate;

         (i)       Change in basis of accounts

                  the Borrower shall ensure that all financial statements of the Group delivered under clause 11.1(f) are prepared in accordance with UK GAAP and are in accordance with the accounting principles and practices used in the preparation of the financial statements referred to in clause 9.3(a)(ii) and the 1998 Budget (the "Original Basis") consistently applied in respect of each financial year unless to do so would be inconsistent with then current UK GAAP (the "New Basis"). If the preparation of financial statements on the Original Basis is contrary to the New Basis then the Borrower shall promptly notify the Agent in writing of the relevant change and (at the option of the Borrower) shall either (1) prepare and deliver to the Agent audited financial statements on both the Original Basis and the New Basis (or shall prepare and deliver financial statements on the New Basis only but shall also prepare and deliver an audited reconciliation statement (a "Reconciliation Statement") showing those adjustments necessary in order to reconcile the financial statements produced on the New Basis to the Original Basis) or (2) request the Agent to enter into good faith negotiations for such amendment (if any) as are necessary to the covenants contained in clause 13.1 and any other provisions of this Agreement affected by such change, in which event the Agent will enter into such negotiations for a period of not more than 28 days. If agreement is reached between the Borrower and the Agent (acting on the instructions of the Majority Banks) within such period as to the amendment of any such covenants or provisions, then the parties hereto will enter into such documentation and take such other steps as are required to put such amendments into effect following which the Borrower shall then be obliged to produce financial statements on the New Basis only. If no such agreement is reached then the Borrower shall be obliged to prepare and deliver financial statements on both the Original Basis and the New Basis (or shall prepare and deliver audited financial statements on the New Basis accompanied by a Reconciliation Statement).

                  Where the Borrower is under an obligation to deliver financial statements under clause 11.1(f) on both the Original Basis and the New Basis (or on the New Basis but accompanied by a Reconciliation Statement), Monthly Management Accounts and Quarterly Management Accounts shall also be delivered on both bases or on the New Basis but accompanied by a Reconciliation Statement.

                  All financial statements, Quarterly Management Accounts, Monthly Management Accounts and Reconciliation Statements delivered pursuant to this clause 11.1(i) shall be delivered within the relevant time period set out in clause 11.1.

                  The provisions of this clause 11.1(i) shall also apply, mutatis mutandis, to the preparation and delivery of the Annual Budget under clause 11.1(j)(iii).

         (j)       Delivery of reports

                  deliver to the Agent, for distribution to the Banks (in the case of a Compliance Certificate issued by the auditors of the Group) sufficient copies for all of the Banks or (in any other case) a copy of each of the following documents, in each case at the time of issue thereof or (in the case of the Compliance Certificates referred to in (ii) below) together with the financial statements prepared in respect of each financial year and Quarterly Management Accounts prepared in respect of each Quarterly Period pursuant to clause 11.1(g) in respect of the financial period to which such Compliance Certificate relates:

                  (i) every material document issued by the Borrower to its shareholders (in their capacity as a shareholder) or issued by the Borrower or any of its Subsidiaries to its creditors generally;

                  (ii) a Compliance Certificate stating that the Borrower and each other member of the Group as at the last day of the financial period to which such financial statements or Quarterly Management Accounts relate was in compliance with the relevant covenants and undertakings in clause 13 (or if it was not in compliance indicating the extent of the breach); and

                  (iii) (for each financial year falling within the Revolving Period relating to Tranche B) an Annual Budget for each financial year for the Group no later than 45 days after the beginning of such financial year;

         (k)       Financial Year End

                  maintain a financial year end of 31 December for each member of the Group;

         (l)       Authorised Officers

                  ensure that any new or replacement Authorised Officer has provided the Agent with evidence satisfactory to it of such new officer(s)' authority and a specimen of his or their signature(s) prior to signing any Compliance Certificates, Drawdown Notices, Rollover Notices, Conversion Notices or any other notices, requests or confirmations referred to in this Agreement or relating to the facility granted pursuant to this Agreement;

         (m)       Auditors

                  ensure that Deloitte & Touche is appointed as auditor of each member of the Group and not change such appointment without appointing a major accounting firm of recognised international standing and repute;

         (n)       Provision of further information

                  provide the Agent with a copy of (i) each Principal Agreement entered into after the date of this Agreement and (ii) any material report, notice or other communication relating to the Licences, the Necessary Authorisations and such financial and other information concerning each member of the Group and their respective affairs as the Agent or any Bank (acting through the Agent) may from time to time reasonably require;

         (o)       Insurance

                  maintain insurance cover in accordance with the terms and conditions of the Security Documents and ensure that such insurance cover is governed by English law;

         (p)       Inspection

                  if required by the Agent (acting on the instructions of the Majority Banks) permit representatives of the Agent or any of the Banks upon reasonable prior written notice to the Borrower or its relevant Subsidiary, after having made arrangements with the Borrower so to do to and after entering into a confidentiality undertaking if reasonably required by the Borrower (a) visit and inspect the properties of any member of the Group during normal business hours, (b) inspect and make extracts from and copies of its books and records other than records which the relevant member of the Group is prohibited by law from disclosing to the Agent and/or any relevant Bank and (c) discuss with its principal officers and auditors its business, assets, liabilities, financial position, results of operations and business prospects provided that any such discussion with the auditors shall only be on the basis of the audited accounts of the Group and Compliance Certificates issued by the auditors;

         (q)       Notification of Environmental Claim and Expenditure

                  promptly on becoming aware of it inform the Agent of any Environmental Claim which has been made or threatened against any member of the Group or any occupier of any property owned or leased by any member of the Group or any requirement by any Environmental Licence or applicable Environmental Laws for any member of the Group to make any investment or incur any expenditure in excess of (UK Pound)500,000 in aggregate in any calendar year or to take or desist from taking any action which would or is reasonably likely, if substantiated, to have a Material Financial Adverse Effect;

         (r)       Delivery of Environmental Licences and other information

                  promptly on receipt provide the Agent with copies of all material Environmental Licences and the terms and conditions thereof and any material amendments thereto;

         (s)       Compliance with laws and regulations

                  comply with the terms and conditions of all laws (other than Telecommunications and Cable Laws, the Licences and the Necessary Authorisations including any milestone requirements in respect thereof), regulations, agreements, licences and concessions including, without limitation, all Environmental Laws and all Environmental Licences if the failure to comply therewith, would or is reasonably likely, in the opinion of the Agent, to have a Material Financial Adverse Effect;

         (t)       Relevant Substance

                  notify the Agent forthwith upon becoming aware of any Relevant Substance at or brought on to any property owned, leased or occupied by any member of the Group which is likely to give rise to an Environmental Claim which would or is reasonably likely to have a Material Financial Adverse Effect and take or procure the taking of all necessary action to deal with, remedy or remove from such property or prevent the incursion of (as the case may be) that Relevant Substance in order to prevent such an Environmental Claim and in a manner that complies with all requirements of Environmental Law;

         (u)       Taxes

                  file or cause to be filed all tax returns required to be filed in all jurisdictions in which it is situated or carries on business or is otherwise subject to Taxation and will pay all Taxes shown to be due and payable on such returns or any assessments made against it within the period stipulated for such payment (other than those being contested in good faith and where such payment may be lawfully withheld);

         (v)       Cost capitalisation policy

                  maintain a cost capitalisation policy consistent with the cost capitalisation policy used in the preparation of the financial statements referred to in clause 9.1(f)(i) or such other cost capitalisation policy as may be approved by the auditors and the Agent (acting on the instructions of the Majority Banks) from time to time;

         (w)       Use of proceeds

                  ensure that the Borrower uses the Loan exclusively for the purposes specified in clause 1.1;

         (x)       New Subsidiaries

                  it will and will procure that each Subsidiary that is or becomes a member of the Group and which is not already a party to this Agreement promptly upon such Subsidiary becoming a member of the Group, (i) amends its articles of association to permit without restriction any transfer of its shares in favour of the Security Trustee (or its nominee) pursuant to any Security Document and any transfer of its shares where such transfer is duly executed by the Security Trustee (or its nominee) pursuant to any power of sale under any Security Document and (ii) executes and delivers a Supplemental Deed and provides the Agent with such evidence as it may reasonably request as to the power and authority of such party to enter into such Supplemental Deed and that such Supplemental Deed constitutes (subject to any qualifications contained in any legal opinions delivered in connection therewith and reasonably acceptable to the Majority Banks and for this purpose any statement contained in the qualification to any such legal opinion that no opinion is given or expressed in relation to any particular matter shall be deemed to be a qualification of such opinion as regards such matter) valid and legally binding obligations of such party enforceable in accordance with its terms. The parties hereto agree that upon the execution and delivery of such Supplemental Deed by all parties thereto such Subsidiary shall become a party to this Agreement and a party to each relevant Security Document as a Security Obligor;

         (y)       Agreed Hedging Programme

                  as from  the  date  falling  90 days  after  the  date of this

                  Agreement, maintain interest rate hedging with a Bank in accordance with the following principles:

                    (i) Fixed Rate (not including the Margin): to be agreed between the Borrower and the Arrangers;

                    (ii) Notional Principal Amount: at any time no less than 50%
                         of the forecasted amount of the Loan from time to time outstanding until 31 January 2001 as set out in the Agreed Base Case;

         (z)       Shares in the Borrower

                  procure that any Restricted Person (and any nominee who holds such shares on behalf of such person) who acquires any shares in the Borrower after the date of this Agreement charges such shares to the Security Trustee within 28 days of such acquisition on substantially identical terms to the Comcast Share Mortgage (the "New Mortgage") and provides the Agent with such documents and evidence as it may reasonably require that such charge has been duly executed and delivered by such person and any such nominee and is legal, valid, binding and, subject to any qualifications of a substantially similar nature to those contained in the legal opinions referred to in schedule 3, enforceable in accordance with its terms. For the avoidance of doubt, the Agent shall not release any prior security over the shares until it has received the New Mortgage and other documents and evidence detailed above; and

         (aa)      Deposit of share certificates in Transferred Subsidiaries

                  promptly upon obtaining the instruments of transfer and stock transfer forms in relation to the transfer from Comcast to the Borrower of all Comcast's shareholding in each of Comcast Darlington Limited, Comcast Teesside Limited and Cambridge Holding Company Limited (the "Transferred Subsidiaries") in each case duly stamped with any UK stamp duty due or duly adjudicated as exempt from UK stamp duty, to deposit with the Security Trustee (against redelivery to the Borrower by the Security Trustee of the existing share certificates in the Transferred Subsidiaries deposited with the Security Trustee) all the share certificates evidencing the Borrower's legal title to the shares in the Transferred Subsidiaries. The Borrower further undertakes to pay any stamp duty payable in relation to any such transfer promptly.

12        Negative covenants

12.1      Covenants

         The Security Obligors jointly and severally undertake with each of the Banks, each of the Arrangers, the Security Trustee and the Agent from the date of this Agreement and so long as any monies are owing under this Agreement or any of the Commitments remain outstanding that, without the prior written consent of the Agent acting on the instructions of the Majority Banks:

         (a)       Negative Pledge

                  they will not permit any Encumbrance (other than Permitted Encumbrances) by any member of the Group to subsist, arise or be created or extended over all or any part of their respective present or future undertakings, assets, rights or revenues to secure or prefer any present or future Indebtedness of any member of the Group or any other person;

         (b)       No Merger

                  they will procure that no member of the Group merges or consolidates with any other company or person save for mergers between members of the Group ("Original Entities") into one entity (the "Merged Entity") provided that:

                    (i) the Merged Entity is a member of the Group and is liable for the obligations of the Original Entities (including the obligations under this Agreement and the Security Documents which remain unaffected thereby) and entitled to the benefit of all the rights of the Original Entities;

                    (ii) the Merged Entity is a Charging Subsidiary;

                    (iii)the Merged Entity has entered into  Security  Documents which provide security over the same assets of at least an equivalent nature and ranking to the security provided by the Original Entities pursuant to any Security Documents entered into by them and any possibility of the Security Documents referred to in this paragraph or paragraph (iv) below being challenged or set-aside is not greater than any such possibility in relation to the Security Documents entered into by or in respect of the share capital of any Original Entity; and

                    (iv) the entire  issued share  capital of such Merged Entity is charged pursuant to a Security Document on terms of at least an equivalent nature and equivalent ranking as any Security Document relating to the shares in either Original Entity;

         (c)       Disposals

                  they will procure that no member of the Group sells, transfers, leases, lends or otherwise disposes of or ceases to exercise control over the whole or any part of their present or future undertakings, assets, rights or revenues whether by one or a series of transactions related or not other than Permitted Disposals;

         (d)       Borrowed Money

                  they will procure that no member of the Group creates, assumes, incurs or otherwise permits to be outstanding any Borrowed Money other than Permitted Borrowings;

         (e)       Guarantees

                  they will procure that no member of the Group incurs any obligations or assumes any liability under any guarantee other than Permitted Guarantees;

         (f)       Issue of Shares

                  they will ensure that neither the Borrower nor any other member of the Group reduces its capital or purchases any class of its shares and that no member of the Group issues any shares of any class except that any Security Obligor may issue shares to any other Security Obligor so long as such shares are charged in favour of the Security Trustee pursuant to the terms of a Security Document and there are delivered at the same time to the Security Trustee the relevant share certificates and blank stock transfer forms in respect thereof;

         (g)       Investments

                  they will procure that no member of the Group (i) makes any loan or advance to, or enters into any transaction having the effect of lending money with, any person or otherwise acquires for a consideration any document evidencing Indebtedness, capital stock or other securities of any person or (ii) acquires all or any substantial part of the assets, property or business of any other person or any assets that constitute a division or operating unit of the business of any other person or creates or acquires any Subsidiary other than in the case of any of (i) and (ii) above, Permitted Investments and Permitted Intra-Group Transactions;

         (h)       Capital Expenditure

                  they will procure that no member of the Group incurs any capital expenditure other than in relation to the business of constructing, installing, operating and utilising cable television and telecommunications systems in the area permitted by the Licences or any directly related business reasonably considered to be financially beneficial thereto;

         (i)       Swaps and Hedging

                  they will procure that no member of the Group enters into any interest rate or currency swaps or other hedging arrangements other than (i) directly relating to the risk management of any Borrowed Money permitted to subsist by the terms of this Agreement or (ii) (in addition to the agreed hedging programme required under clause 11.1(y)) forward foreign exchange contracts with a maturity of 12 months or less entered into in the normal course of business in relation to future liabilities of such member of the Group incurred in relation to the construction, maintenance or operation of the Cable Systems up to an aggregate notional principal amount at any time outstanding of (in respect of all such contracts entered into by members of the Group) (UK Pound)5,000,000, for a period not in excess of 12 months;

         (j)       Change of Business

                  they will procure that the Group (taken as a whole) does not change the nature of the business carried on by it in any material respect from that carried on at the date of this Agreement and that no member of the Group ceases to carry on a business where any such cessation would or is reasonably likely to have a Material Adverse Effect; and

         (k)       Memoranda and Articles of Association

                  the Borrower will not, and will procure that no Subsidiary amends its Memorandum or Articles of Association in any way which would restrict the ability of the Security Trustee to exercise its rights under the Security Documents in respect of the shares in such company.

13        Financial covenants

13.1      Covenants

         The Security Obligors jointly and severally undertake with each of the Banks, the Arrangers, the Security Trustee and the Agent:

         (a)       Minimum Consolidated Net Operating Cash Flow

                  to ensure that on each Quarter Day whilst the ratio of the average daily outstanding amount of Total Debt during the Six Month Period ending on a Quarter Day to Consolidated Annualised Net Operating Cash Flow for the Six Month Period ending on such Quarter Day is equal to or less than 5.0:1 (with such obligation to be reinstated should such ratio subsequently exceed 5.0:1), the amount of Consolidated Net Operating Cash Flow for the Six Month Period ending on such Quarter Day shall not be less than 80% of the projected Consolidated Net Operating Cash Flow for such Six Month Period as set out in the Agreed Base Case.

         (b)      Tranche B Loan/Consolidated Annualised Net Operating Cash Flow

                  to ensure that on each Quarter Day the ratio of the Tranche B Loan on that Quarter Day to Consolidated Annualised Net Operating Cash Flow calculated by reference to the Six Month Period ending on such Quarter Day shall not exceed 6.5:1;

         (c)       Total Debt Interest Cover

                  to ensure that on each Quarter Day falling within the period set out in column (1) below the ratio of Consolidated Net Operating Cash Flow in respect of the Six Month Period ending on such Quarter Day to Total Debt Interest Charges during such Six Month Period shall not be less than the number set out against such period in column (2) below

                       (1)                                                      (2)
                      Period                                                    Ratio
                      from the date of this agreement to (and  including) 31    0.80:1
                      December 1998

                      from 1 January 1999 to (and including) 31 March 1999      0.90:1

                      from 1 April 1999 to (and including) 30 June 2000         1.00:1

                      from 1 July 2000 and thereafter                           1.20:1

13.2      Auditors certificate

         If at any time the Majority Banks do not consider (acting reasonably) that any figure set out in any Compliance Certificate issued by any Authorised Officer is correct, they shall be entitled within 30 days of the date of the delivery of such Compliance Certificate to the Agent pursuant to clause 11.1 to call for a certificate from the Borrower's auditors as to such figure. For such purposes the Borrower's auditors shall act as independent experts and not as arbiters and every such certificate shall be addressed to the Agent (on behalf of the Banks) and be at the expense of the Borrower. The Majority Banks may only call for one such certificate in any calendar year. If the Majority Banks call for such a certificate all calculations under this Agreement by reference to the relevant figure shall (i) until the Borrower's auditors deliver the relevant certificate under this clause 13.2 be made by reference to the figure set out in the relevant Compliance Certificate delivered to the Agent under this Agreement and (ii) following the delivery by the Borrower's auditors of a certificate under this clause 13.2 be made by reference to such certificate and the Borrower undertakes forthwith to take all action, including, without limitation, the prepayment of all or part of the Loan so as to procure that all action taken on the basis of the relevant Compliance Certificate which on the basis of such auditors' certificate would not have been permitted is reversed.

13.3      Cure provisions

         The Banks, the Arrangers, the Security Trustee and the Agent agree that there shall not be a breach of clauses 13.1(a), (b) or 13.1(c) which would otherwise occur on any date when such covenants are tested (a "Testing Day"), or in relation to a period ending on such Testing Day if Subordinated Debt has been lent to the Borrower during the period prior to the delivery of the relevant Compliance Certificate (the "Cure Period") and/or equity share capital has been subscribed for in the Borrower for cash during the Cure Period which, when added to the Consolidated Net Operating Cash Flow for the relevant period would result in the Borrower being in compliance with the relevant covenant on the relevant Testing Day. All calculations under clauses 13.1(a),
         (b) and 13.1(c) shall thereafter be to such Consolidated Net Operating Cash Flow adjusted to take account of the provisions of this clause 13.3.

         Provided that this clause 13.3 shall take effect (i) in relation to breaches of clauses 13.1(a), (b) and 13.1(c) which would occur on no more than two non consecutive Testing Days (or in relation to the period ending on such Testing Days) and (ii) for the purposes of calculating maximum Tranche A outstandings under clause 4 and calculating the Tranche B Margin under clause 5 the effect of this clause 13.3 shall be ignored so that Consolidated Net Operating Cash Flow shall be calculated without adding the amount of such Subordinated Debt or equity share capital.

14        Events of Default

14.1      Events of Default

         Each of the following events and circumstances is an Event of Default (whether or not caused by any reason outside the control of any member of the Group):

         (a)       Non-payment

                  (i) any principal amount due and payable under this Agreement is not paid on the due date or (ii) an amount of interest due and payable under this Agreement is not paid within 3 Banking Days of the due date or (iii) any other sum due and payable under this Agreement is not paid within 5 Banking Days of the due date, and, in each such case, in the manner stipulated in this Agreement; or

         (b)       Breach of certain obligations

                  any Security Obligor commits any breach of the undertakings contained in clauses 3.4, 11.1(b), (c), (e), (k) and (z), 12.1(a), (b), (c), (d), (e), (f), (g), (h), (i), (j) and (k)
                  and 13.1; or

         (c)       Breach of other obligations

                  any member of the Group commits any breach of or omits to observe any of the obligations or undertakings expressed to be assumed by them under this Agreement (other than failure to pay any sum when due or any breach of the undertakings referred to in (b)) above or any of the Security Documents and, in respect of any such breach or omission which in the reasonable opinion of the Majority Banks is capable of remedy, such remedial action as the Majority Banks shall require is not carried out within 28 days of the Agent notifying the Borrower of such default and of such remedial action; or

         (d)       Misrepresentation

                  any representation or warranty made or deemed to be made or repeated by or in respect of any member of the Group in or pursuant to this Agreement or the Security Documents or in any notice, certificate or statement referred to in or delivered under this Agreement or the Security Documents is or proves to have been incorrect or misleading in any material respect on the date on which it was made or deemed to be made or repeated; or

         (e)       Challenge to security

                  any Security Document is not or ceases to be effective or any member of the Group shall in any way challenge, or any proceedings shall in any way be brought to challenge (and in the case of a proceeding brought by someone other than any

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                  member of the Group shall  continue  unstayed for 30 days) the prior status of the charges created by the Security Documents or the validity or enforceability of the Security Documents
                  Provided that the creation or existence of the Permitted Encumbrances shall be deemed not to be a challenge to the prior status of such charges for the purposes of this clause 14.1(e); or

         (f)       Cross-default

                  (i) Borrowed Money of the Borrower or any of its Subsidiaries, other than Borrowed Money owed by one Security Obligor to another Security Obligor (which, in aggregate and including for these purposes any Borrowed Money referred to in clause 14.1(f)(ii) and (iii) below, exceeds (UK Pound)1,000,000), is not paid when due (or within any applicable grace period expressly contained in the agreement relating to such Borrowed Money in its original terms) or becomes due and payable prior to the date when it would otherwise have become due or (ii) any creditor of the Borrower or any of its Subsidiaries declares any such Borrowed Money in excess of (UK Pound)1,000,000 in aggregate due and payable prior to the date when it would otherwise have become due or exercises any right of mandatory repayment or repurchase, (iii) any creditor of the Borrower or any of its Subsidiaries becomes entitled to declare any such Borrowed Money in excess of (UK Pound)1,000,000 (in aggregate) due and payable prior to the date when it would otherwise have become due and as a result is offered or granted any right or benefit or (iv) any creditor of Comcast or any of its Subsidiaries declares any Borrowed Money of Comcast or any of its Subsidiaries in excess of (UK Pound)5,000,000 in aggregate due and payable prior to the date when it would otherwise have become due or exercises any right of mandatory repayment or repurchase; or

         (g)       Hedging Default

                  the Borrower or any of its Subsidiaries fails to make payment of an aggregate amount of (UK Pound)1,000,000 (or the equivalent in any other currency) in respect of any interest rate or currency swap or other hedging arrangements entered into by it or commits any breach or an event entitling the relevant counterparty to terminate such swap or other hedging arrangements (howsoever described) and the liability of the Group to such counterparties at any time when such counterparties are so entitled will, by reference to prevailing market conditions at such time, be at least (UK Pound)1,000,000 (or its equivalent in any other currency) in aggregate; or

         (h)       Appointment of receivers and managers

                  (i) any administrative or other receiver is appointed of any Security Obligor or any part of its assets and/or undertakings or (ii) any other legal proceedings are taken which are not irrevocably discharged or withdrawn within 28 days of the commencement thereof to enforce any Encumbrance over all or any part of the assets of any member of the Group; or


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         (i)       Insolvency

                  any Security Obligor is deemed unable to pay its debts within the meaning of sections 123(1)(a), (b) or (e) or (2) of the Insolvency Act 1986 on the basis that the reference in section 123(1)(a) to "(UK Pound)750" is taken to be a reference to "(UK Pound)1,000,000" or the Borrower, any of its Subsidiaries or any Subordinated Creditor otherwise becomes insolvent or stops or suspends making payments (whether of principal or interest) with respect to all or any class of its debts or is unable or announces an intention so to do or admits inability to pay its debts as they fall due (but neither the Borrower nor any of its Subsidiaries shall be deemed insolvent for the purposes of this clause 14.1(i) by reason only of the application of the text in section 123(2) of the Insolvency Act 1986 or the existence of the circumstances described in that section); or

         (j)       Legal process

                  any judgment or order made against any Security Obligor for an amount in excess of (UK Pound)20,000 is not stayed or complied with within 28 days or a creditor attaches or takes possession of, or a distress, execution, sequestration, diligence or other process is levied or enforced upon or sued out against, any material part of the undertaking, assets, rights or revenues of any Security Obligor and is not discharged within 28 days; or

         (k)       Compositions

                  any steps are taken or negotiations commenced, by any Security Obligor or by their respective creditors with a view to proposing any kind of composition, compromise or arrangement involving such company and any group or class of its creditors generally; or

         (l)       Winding-up

                  (i) any Security Obligor takes any action or any legal proceedings are started (not being action or proceedings which can be demonstrated to the satisfaction of the Agent by providing an opinion of a leading firm of London solicitors to that effect, is frivolous, vexatious or an abuse of the process of the court or relates to a claim to which such person has a good defence and which is being vigorously contested by such body) for any Security Obligor to be adjudicated or found bankrupt or insolvent (other than for the purpose of an amalgamation or reconstruction previously approved in writing by the Agent acting on the instructions of the Majority Banks) or (ii) an order is made or resolution passed for the winding-up of any other Security Obligor or a notice is issued convening a meeting for the purpose of passing any such resolution; or

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

         (m)       Administration

                  any petition is presented or other step is taken for the purpose of the appointment of an administrator of any Security Obligor or an administration order is made in relation to any Security Obligor; or

         (n)       Analogous proceedings

                  there occurs, in relation to any Security Obligor in any country or territory in which any of them carries on business or to the jurisdiction of which courts any part of their respective assets is subject, any event which corresponds with, or has an effect equivalent or similar to, any of those mentioned in clauses 14.1(h) to (m) inclusive or any Security Obligor (subject always to equivalent grace periods and de minimis amounts as are referred to in such clauses being exceeded) otherwise becomes subject, in any such country or territory, to the operation of any law relating to insolvency, bankruptcy or liquidation; or

         (o)       Change of control of the Borrower or any Subsidiary

                    (i) any Security Obligor (other than the Borrower itself) ceases to be a wholly owned and controlled Subsidiary of the Borrower; or

                    (ii) Comcast   ceases   beneficially   to  own  directly  or
                         indirectly that part of the share capital of the Borrower carrying the right to receive more than 50 per cent. of any distributions of the Borrower or that part of the share capital of the Borrower carrying more than 50 per cent. of the voting rights attributable to the whole of the issued share capital of the Borrower;

                    (iii)the Ultimate  Shareholder  ceases  beneficially  to own directly or indirectly that part of the share capital of Comcast carrying more than 50 per cent. of the voting rights attributable to the whole of the issued share capital of the Borrower;

         (p)       Principal Agreements

                    (i) any Principal Agreement is terminated, suspended, revoked or cancelled or otherwise ceases to be in full force and effect unless services of a similar nature to those provided pursuant to such Principal Agreement are at all times provided to the Group on similar commercial terms or on terms not materially less beneficial to the relevant member of the Group save where any such services are provided on more onerous terms to the relevant member of the Group due to the mandatory requirements of OFTEL, the Office of Fair

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

                         Trading, the Department of Trade and Industry, the European Commission or any other regulatory body and any such termination, suspension, revocation, cancellation or cessation would have a Material Financial Adverse Effect; or

                    (ii) any  alteration or variation is made to any term of any
                         Principal   Agreement   which  would  have  a  Material
                         Financial Adverse Effect; or

                    (iii)any party  breaches  any term of or  repudiates  any of its obligations under any of the Principal Agreements where such breach or repudiation would have a Material Financial Adverse Effect; or

         (q)       Unlawfulness

                  it becomes unlawful at any time for the Borrower or any other member of the Group or any Subordinated Creditor to perform any of their respective material (in the opinion of the Majority Banks) obligations under this Agreement or the Security Documents or any of the material (in the opinion of the Majority Banks) obligations of any member of the Group or any Subordinated Creditor under this Agreement and the Security Documents become unenforceable in any way or there ceases to be a first priority charge over the relevant property or assets of the Borrower or any other member of the Group as intended and created by the Security Documents save for Permitted Encumbrances; or

         (r)       Environmental matters

                  as a result of any Environmental Law: (a) the Agent, any of the Arrangers, the Security Trustee or any of the Banks becomes, in the opinion of the Agent, subject to a material obligation (actual or contingent, in the case of any contingent obligation, being one which, at the relevant time, would be likely to arise) in relation to any Relevant Substance on or from any property, owned, occupied or leased by any member of the Group; or (b) the rights and claims of the Agent, any of the Arrangers, the Security Trustee, or any of the Banks under this Agreement or any of the Security Documents become subordinated to the claims and rights of any competent agency of the United Kingdom or the European Community; or

         (s)       Telecommunications and Cable Laws

                  any member of the Group fails to comply with any term or condition of any Telecommunications and Cable Law where such non-compliance would or is reasonably likely to have a Material Adverse Effect, in the opinion of the Agent; or

         (t)       Repudiation

                  any member of the Group repudiates this Agreement or any Security Document to which it is a party or does or causes or permits to be done any act or thing evidencing an intention to

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

                  repudiate this Agreement or any such Security Document; or

         (u)       Subordinated Creditors

                    (i) any Subordinated Creditor commits any breach of or omits to observe any of the obligations or undertakings expressed to be assumed by it under a Deed of Subordination and in respect of any such breach or omission which, in the opinion of the Agent (acting on the instructions of the Majority Banks (acting reasonably)) is capable of remedy, such action as the Agent may require shall not have been taken within 28 days of the Agent notifying such Subordinated Creditor thereof and of such required action; or

                    (ii) any  representation  or  warranty  made or deemed to be made or repeated by or in respect of any Subordinated Creditor in or pursuant to any Deed of Subordination is or proves to have been incorrect or misleading in any material respect on the date on which it was made or deemed to be made or repeated; or

                    (iii)any Subordinated  Creditor is not or ceases to be bound by a Deed of Subordination; or

                    (iv) any  payment  due  from  a  member  of the  Group  to a
                         Subordinated Creditor is not or ceases to be subordinated to the amounts owing under this Agreement; or

                    (v) any Subordinated Creditor or any liquidator, administrator or administrative or other receiver (or similar officer) of any Subordinated Creditor takes steps to contest the subordination effected by a Deed of Subordination; or

         (v)       Share Mortgage

                  (i) any Mortgagor commits any breach of or omits to observe any of its obligations or undertakings expressed to be assumed by it under any Share
                           Mortgage and in respect of any such breach or omission which, in the opinion of the Agent (acting on the instructions of the Majority Banks (acting reasonably)) is capable of remedy, such action as the Agent may require shall not have been taken within 28 days of the Agent notifying such Mortgagor thereof of such required action; or

                  (ii) any representation or warranty made or deemed to be made or repeated by or in respect of any Mortgagor in or pursuant to any Share Mortgage is or proves to have been incorrect or misleading in any material respect on the date on which it was made or deemed to be made or repeated; or


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

                  (iii) any Mortgagor is not or ceases to be bound by any Share Mortgage; or

                  (iv) any Share Mortgage is not or ceases to constitute a valid mortgage and/or charge over the relevant shares in the Borrower; or

                  (v) any Mortgagor or any liquidator, administrator or administrative or other receiver (or similar officer) of any Mortgagor takes steps to contest any Share Mortgage and/or charge effected by a Share Mortgage; or

         (w)       Seizure

                  all or a material part of the undertakings, assets, rights or revenues of or shares or other ownership interests in the Group (taken as a whole) are seized, nationalised, expropriated or compulsorily acquired by or under the authority of any government; or

         (x)       Material events

                  any other event occurs or circumstances arise which in the opinion of the Agent acting on the instructions of the Majority Banks is likely to have a Material Adverse Effect.

14.2      Acceleration

         At any time after the happening of any Event of Default, so long as the same is continuing, the Agent may, and if so requested by the Majority Banks shall, without prejudice to any other rights of the Banks, by notice to the Borrower declare that:

         (a) the obligation of each Bank to make its Commitment available shall be terminated, whereupon the Commitments shall be reduced to zero forthwith; and/or

         (b) the Loan and all interest and commitment commission accrued and all other sums payable under this Agreement have become due and payable, whereupon the same shall, immediately, or on demand or otherwise in accordance with the terms of such notice, become due and payable; and/or

         (c) it and/or the Security Trustee shall exercise any of the rights granted to the Agent, the Security Trustee or the Banks under the Security Documents.

14.3      On demand basis

         If, pursuant to clause 14.2(b), the Agent declares the Loan to be due and payable on demand then, at any time thereafter, the Agent may (and, if so instructed by the Majority Banks, shall) by written notice to the
         Borrower: (a) call for repayment of the Loan on such date as may be specified in such notice whereupon the Loan shall become due and payable on the date so specified together with all interest and commitment commission accrued and all other sums payable under this Agreement or (b) withdraw such declaration with effect from the date specified in such notice.

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

15        Indemnities

15.1      Miscellaneous indemnities

         The Borrower shall on demand indemnify each Bank, each Arranger, the Security Trustee and the Agent, without prejudice to any of their other rights under this Agreement, against any loss (including in the case of (a) or (b) below loss of Margin for the Interest Period during which such default in payment or other Event of Default occurs) or expense which such Bank, such Arranger, the Security Trustee or the Agent shall certify as sustained or incurred by it as a consequence of:

          (a) any default in payment by the Borrower of any sum under this Agreement when due;

          (b)  the occurrence of any other Event of Default;

          (c) any repayment or prepayment of the Loan or part thereof being made otherwise than on the last day of an Interest Period relating to the part of the Loan repaid or prepaid; or

          (d) any Advance not being made for any reason (excluding any default by the Agent or any Bank) after a Drawdown Notice or Rollover Notice has been given,

         including, but not limited to, any loss or expense sustained or incurred by such Bank in maintaining or funding its Contribution or any part thereof or in liquidating or re-employing deposits from third parties acquired or contracted for to fund its Contribution or any part thereof or any other amount owing to such Bank.

15.2      Currency indemnity

         If any sum due from the Borrower under this Agreement or any order or judgment given or made in relation hereto has to be converted from the currency (the "first currency") in which the same is payable under this Agreement or under such order or judgment into another currency (the "second currency") for the purpose of (a) making or filing a claim or proof against the Borrower, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation to this Agreement, the Borrower agrees to indemnify and hold harmless the Agent, each Arranger, the Security Trustee, and each Bank from and against any loss suffered as a result of any difference between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (ii) the rate or rates of exchange at which the Agent, such Arranger, the Security Trustee or such Bank may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. Any amount due from the Borrower under this clause 14.2 shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Agreement and the term "rate of exchange"

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

         includes any premium and costs of exchange payable in connection with the purchase of the first currency with the second currency.

15.3      Environmental indemnity

         The Borrower agrees to indemnify on demand each Bank, each Arranger, the Security Trustee and the Agent, and their respective officers, employees, agents and delegates (together the "Indemnified Parties") in respect of which each Bank, each Arranger, the Security Trustee and the Agent holds this indemnity on trust, without prejudice to any of their other rights under this Agreement, against any loss, liability, action, claim, demand, cost, expense, fine or other outgoing whatsoever whether in contract, tort, delict or otherwise and whether arising at common law, in equity or by statute which the relevant Indemnified Party shall certify as sustained or incurred by it at any time as a consequence of, or relating to, or arising directly or indirectly out of, any Environmental Claims made or asserted against such Indemnified Party which would not have arisen if this Agreement had not been executed and which was not caused by the negligence or wilful default of the relevant Indemnified Party.

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
16        Unlawfulness and increased costs; mitigation

16.1      Unlawfulness

         If it is or becomes contrary to any law or regulation for any Bank to contribute to Advances or to maintain its Commitment or fund or maintain its Contribution, such Bank shall promptly, through the Agent, notify the Borrower whereupon (a) such Bank's Commitment shall be reduced to zero and (b) the Borrower shall be obliged to prepay the Contribution of such Bank on the earlier of (i) the date falling 30 days after the date of receipt by the Borrower of the relevant notice pursuant to this clause or (ii) the latest date permitted by the relevant law or regulation. Without prejudice to the reduction of such Bank's Commitment to zero or the obligations of the Borrower to make such repayment, the Borrower, the Agent and such Bank shall negotiate for a period not exceeding 14 days with a view to such Bank making available its Commitment and/or funding or maintaining its Contribution in whole or in part in a manner which is not unlawful.

16.2      Increased costs

         If the result of any change in, or in the interpretation or application of, or the introduction of any law (including, without limitation, the proposed Bank of England Act following the Bank of England Bill 1997) or any regulation, request or requirement (whether or not having the force of law, but, if not having the force of law, with which the relevant Bank or, as the case may be, its holding company habitually complies) including, without limitation, those relating to Taxation, capital adequacy, liquidity, reserve assets, cash ratio deposits and special deposits is to:

          (a) subject any Bank to Taxes or change the basis of Taxation of any Bank with respect to any payment under this Agreement (other than Taxes or Taxation on the overall net income, profits or gains of such Bank imposed in the jurisdiction in which its principal or lending office under this Agreement is located and other than Taxes currently payable by such Bank on amounts received by it under this Agreement but only to the extent so payable at the date hereof); and/or

          (b) increase the cost to, or impose an additional cost on, any Bank or its holding company in making or keeping available all or part of such Bank's Commitment or maintaining or funding such Bank's Contribution; and/or

          (c) reduce the amount payable or the effective return to any Bank under this Agreement; and/or

          (d) reduce any Bank's or its holding company's rate of return on its overall capital by reason of a change in the manner in which it is required to allocate capital resources to such Bank's obligations under this Agreement; and/or

          (e) require any Bank or its holding company to make any additional payment or forego (to a greater extent than at the date hereof) a

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
               return calculated by reference to or on any amount received or receivable by such Bank under this Agreement; and/or

          (f) require any Bank or its holding company to incur or sustain a loss (including a loss of future potential profits) additional to that incurred or sustained at the date hereof by reason of being obliged to deduct a greater part of such Bank's Commitment or Contribution from its capital for regulatory purposes, than is required to be deducted at the date hereof then and in each such case (but subject to clauses 16.3 and 16.4):

               (i) such Bank shall notify the Borrower through the Agent in writing of such event promptly upon its becoming aware of the same; and

               (ii) the  Borrower  agrees  to pay on  demand,  made at any time, whether or not such Bank's Contribution has been repaid, to the Agent for the account of such Bank the amount which such Bank specifies (in a certificate setting forth the basis of the computation of such amount but not including any matters which such Bank or its holding company regards as confidential) is required to compensate such Bank and/or (if and to the extent that such holding company has passed the cost of the same on to such Bank) its holding company for such liability to Taxes, increased or additional cost, reduction, payment or foregone return.

         For the purposes of this clause 16 "holding company" means, in relation to a Bank, the company or entity (if any) within the consolidated supervision of which such Bank is included.

16.3      Exceptions

         Nothing in clause 16.2 shall entitle any Bank to compensation for any such liability to Taxes, increased or additional cost, reduction, payment or foregone return (a) to the extent that the same is taken into account in calculating the Additional Cost or (b) to the extent that the same is the subject of an additional payment under clause 8.7 or would have been but for clause 8.8.

16.4      Further exception

         Nothing in clause 16.2 shall entitle any Bank to receive any amount in respect of compensation for any such increased or additional cost, reduction, payment or foregone return which arises as a consequence of any law or regulation implementing the proposals as currently drafted for international convergence of capital measurement and capital standards published by the Basle Committee on Banking Regulations and Supervisory Practices in July 1988.

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16.5      Mitigation

         If, in respect of any Bank, circumstances arise which would, or would upon the giving of notice, result in:

          (a) the Borrower being required to make an increased payment to such Bank pursuant to clause 8.7;

          (b) the reduction of such Bank's Commitment to zero or the Borrower being required to prepay such Bank's Contribution pursuant to clause 16.1; or

          (c) the Borrower being required to make a payment to such Bank to compensate such Bank for an increased cost, reduction, payment or foregone return pursuant to clause 16.2(ii),

         then, without in any way limiting, reducing or otherwise qualifying the obligations of the Borrower under clauses 8 and 16, such Bank shall, in consultation with the Agent, endeavour to take such reasonable steps (and/or in the case of clause 16.2(ii) and where such increased or additional cost, reduction, payment, return or loss is that of its holding company, endeavour to procure that its holding company takes reasonable steps) as may be open to it to mitigate or remove such circumstances including (without limitation) the transfer of its rights and obligations under this Agreement to another bank or financial institution acceptable to the Borrower or a change of lending office of such Bank to one acceptable to the Borrower unless, in either case, to do so might (in the opinion of such Bank) be prejudicial to such Bank or be in conflict with such Bank's general banking policies or involve such Bank in expense or an increased administration burden.


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17        Set-off and pro rata payments

17.1      Set-off

         If an Event of Default is subsisting, the Borrower authorises each Bank to apply any credit balance to which the Borrower is then entitled on any account of the Borrower with such Bank at any of its branches in or towards satisfaction of any sum then due and payable from the Borrower to such Bank under this Agreement. For this purpose each Bank is authorised to purchase with the moneys standing to the credit of such account such other currencies as may be necessary to effect such application. No Bank shall be obliged to exercise any right given to it by this clause. Each Bank shall notify the Agent and the Borrower forthwith upon the exercise or purported exercise of any right of set-off giving full details in relation thereto and the Agent shall inform the other Banks. Failure by any Bank to give such notice shall not affect the validity of the exercise of such Bank's right of set-off.

17.2      Pro Rata Payments

          (a) If at any time any Bank (the "Recovering Bank") receives or recovers any amount owing to it by the Borrower under this Agreement by direct payment, set-off or in any manner (but excluding any recoveries by virtue of any cash management or interest netting arrangements operated by any Bank in its capacity as a provider of day to day banking services to the Group to the extent that such arrangements are permitted pursuant to this Facility) other than by payment through the Agent pursuant to clause 8.1 or 8.11 (not being a payment received from an Assignee, a Substitute or a Sub-Participant), the Recovering Bank shall, within two Banking Days of such receipt or recovery (a "Relevant Receipt") notify the Agent of the amount of the Relevant Receipt. If the Relevant Receipt exceeds the amount which the Recovering Bank would have received if the Relevant Receipt had been received by the Agent and distributed pursuant to clause 8.1 or 8.11 (as the case may be) then:

               (i) within two Banking Days of demand by the Agent, the Recovering Bank shall pay to the Agent an amount equal to the excess;

               (ii) the  Agent  shall  treat  the  excess  amount so paid by the
                    Recovering Bank as if it were a payment made by the Borrower and shall distribute the same to the Banks (other than the Recovering Bank) in accordance with clause 8.11, and

               (iii)as between the Borrower and the  Recovering  Bank the excess amount so re-distributed shall be treated as not having been paid but the obligations of the Borrower to the other Banks shall, to the extent of the amounts so re-distributed to them, be treated as discharged.

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

          (b) If any part of the Relevant Receipt subsequently has to be wholly or partly refunded by the Recovering Bank (whether to a liquidator or otherwise) each Bank to which any part of such Relevant Receipt was so re-distributed shall on request from the Recovering Bank repay to the Recovering Bank such Bank's pro rata share of the amount which has to be refunded by the Recovering Bank.

          (c) Each Bank shall on request supply to the Agent such information as the Agent may from time to time request for the purpose of this clause 17.2.

          (d) Notwithstanding the foregoing provisions of this clause 17.2 no Recovering Bank shall be obliged to share any Relevant Receipt which it receives or recovers pursuant to legal proceedings taken by it to recover any sums owing to it under this Agreement with any other party which has a legal right to, but does not, either join in such proceedings or commence and diligently pursue separate proceedings to enforce its rights in the same or another court (unless the proceedings instituted by the Recovering Bank are instituted by it without prior notice having been given to such party through the Agent).

17.3      No release

         For the avoidance of doubt it is hereby declared that failure by any Recovering Bank to comply with the provisions of clause 17.2 shall not release any other Recovering Bank from any of its obligations or liabilities under clause 17.2.

17.4      No charge

         The provisions of this clause 17 shall not, and shall not be construed so as to, constitute a charge by a Bank over all or any part of a sum received or recovered by it in the circumstances mentioned in clause 17.2.

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18        Assignment, Substitution and Lending Offices

18.1      Benefit and Burden

         This Agreement shall be binding upon, and enure for the benefit of, the Banks, the Arrangers, the Agent, the Security Trustee, each member of the Group and their respective successors.

18.2      No Assignment by the Borrower or its Subsidiaries

         No member of the Group may assign or transfer any of its rights or obligations under this Agreement.

18.3      Assignment by Banks

         Each Bank (an "Assignor Bank") may assign all or any part of its rights in respect of its Contribution (being at least (UK Pound)3,000,000 and an integral multiple of (UK Pound)1,000,000) to any Qualifying Bank (an "Assignee") with the prior written consent of the Borrower (which shall not be unreasonably withheld or delayed) provided that no such consent is necessary if such Assignee is a Qualifying Bank which is a wholly owned Subsidiary of such Assignor Bank or a Qualifying Bank of whom such Assignor Bank is a wholly owned Subsidiary.

18.4      Substitution

         Each Bank (a "Transferor Bank") may transfer, by way of novation, all or any part of its rights, benefits and/or obligations in respect of its Commitment and/or Contribution being at least (UK Pound)3,000,000 and an integral multiple of (UK Pound)1,000,000 under this Agreement and the Security Trust Deed to any person (a "Substitute") with the prior written consent of the Borrower (which shall not be unreasonably withheld or delayed) provided that no such consent is necessary if such Substitute is a wholly owned Subsidiary of such Transferor Bank or a person of whom such Transferor Bank is a wholly owned Subsidiary. Any such novation shall be effected upon five Banking Days' prior notice by delivery to the Agent of a duly completed Substitution Certificate duly executed by such Bank, the Substitute and the Agent (for itself, the Arrangers, the Security Trustee, the Borrower, its Subsidiaries and the other Banks). On the effective date specified in a Substitution Certificate so executed and delivered, to the extent that they are expressed in such Substitution Certificate to be the subject of the novation effected pursuant to this clause 18.4:

         (a) the existing parties to this Agreement and the Bank party to the relevant Substitution Certificate shall be released from their respective obligations towards one another under this Agreement and the Security Trust Deed ("discharged obligations") and their respective rights against one another under this Agreement ("discharged rights") shall be cancelled;

         (b) the Substitute party to the relevant Substitution Certificate and the existing parties to this Agreement and the Security Trust Deed (other than the Bank party to such Substitution

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

                  Certificate) shall assume obligations towards each other which differ from the discharged obligations only insofar as they are owed to or assumed by such Substitute instead of to or by such Bank;

         (c) the Substitute party to the relevant Substitution Certificate and the existing parties to this Agreement and the Security Trust Deed (other than the Bank party to such Substitution Certificate) shall acquire rights against each other which differ from the discharged rights only insofar as they are exercisable by or against such Substitute instead of by or against such Bank and, on the date upon which such novation takes effect the Substitute shall pay to the Agent for its own account a fee of (UK Pound)750. The Agent shall promptly notify the Borrower of the receipt by it of any Substitution Certificate and deliver a copy thereof to the Borrower.

18.5      Reliance on Substitution Certificate

         The Agent, the Banks, the Arrangers, the Security Trustee and each member of the Group shall be fully entitled to rely on any Substitution Certificate delivered to the Agent in accordance with the foregoing provisions of this clause 18 which is complete and regular on its face as regards its contents and purportedly signed on behalf of the relevant Bank and the Substitute and none of the Agent, the Banks, the Arrangers, the Security Trustee or any member of the Group shall have any liability or responsibility to any party as a consequence of placing reliance on and acting in accordance with any such Substitute Certificate if it proves to be the case that the same was not authentic or duly authorised.

18.6      Authorisation of Agent

         Each member of the Group, each Arranger, the Security Trustee and each Bank irrevocably authorises the Agent to counter-sign each Substitution Certificate on its behalf without any further consent of, or consultation with such member of the Group, such Arranger, the Security Trustee or such Bank except, in the case of the Borrower, the consent required pursuant to clause 18.3 or 18.4.

18.7      Construction of certain references

         If any Bank assigns all or any part of its rights or novates all or any part of its rights, benefits and obligations as provided in clause 18.3 or 18.4 all relevant references in this Agreement to such Bank shall thereafter be construed as a reference to such Bank and/or its Assignee or Substitute (as the case may be) to the extent of their respective interests.

18.8      Lending offices

         Each Bank shall lend  through  its office at the address  specified  in
         Schedule 1 or, as the case may be, in any relevant Substitution Certificate or through any other office of such Bank selected from time to time by such Bank through which such Bank wishes to lend for the

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

         purposes of this Agreement. If the office through which a Bank is lending is changed pursuant to this clause 18.8, such Bank shall notify the Agent promptly of such change.

18.9      Disclosure of information

         Save as permitted pursuant to the terms of this Agreement or the relevant Security Document any information furnished pursuant to this Agreement or any Security Document to which the Borrower or any other member of the Group (as the case may be) is a party to the Agent, the Arranger, the Security Trustee or the Banks shall be kept confidential by the recipient and the Agent, the Arrangers, the Security Trustee and the Banks, save that the provisions of this clause 18.9 shall not apply:

         (a)      to any information already known to the recipient;

         (b) to any information subsequently received by the recipient which it would otherwise be free to disclose;

         (c) to any information which is or becomes public knowledge otherwise than as a result of a breach by any person of this clause 18.9 or of any confidentiality undertaking entered into pursuant to clause 18.10; and

         (d) to any extent that the recipient is required to disclose the same pursuant to any law or order of any court or order or request of any governmental agency with whose instructions the recipient habitually complies.

18.10     Confidentiality undertaking

         Any Bank, the Security Trustee, any Arranger or the Agent may, having obtained the prior consent of the Borrower (such consent not to be unreasonably withheld) disclose to a prospective Assignee or Substitute or to any other person who may propose entering into contractual relations with such Bank, the Security Trustee, any Arranger or the Agent in relation to this Agreement or any Security Document any information referred to in clause 18.9 subject to the prospective Assignee or Substitute or other person first entering into a confidentiality undertaking with the Borrower and the other members of the Group in substantially the same terms as clause 18.9 and this clause 18.10.

18.11     Limitation on certain obligations

         If, at the time of any assignment, novation or change in lending office by any Bank, circumstances exist which would oblige the Borrower to pay to the Assignee, Substitute (or, in the case of change in lending office, the relevant Bank) under clauses 8.7 or 16.2 any sum in excess of the sum (if any) which it could have been obliged to pay to that Bank under the relevant clause in the absence of that novation or change of lending office, the Borrower shall not be obliged to pay that excess.

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19        Arrangers, Agent and Reference Banks

19.1      Appointment of Agent

         Each Bank irrevocably appoints the Agent as its agent for the purposes of this Agreement and any relevant Security Document and authorises the Agent (whether or not by or through employees or agents) to take such action on such Bank's behalf and to exercise such rights, remedies, powers and discretions as are specifically delegated to the Agent by this Agreement and/or any relevant Security Document, together with such powers and discretions as are reasonably incidental thereto. None of the Agent, the Arrangers or the Security Trustee shall, however, have any duties, obligations or liabilities to the Banks beyond those expressly stated in this Agreement and/or the Security Documents.

19.2      Amendments to this Agreement

          (a) Subject to clause 19.2(b) and save where otherwise provided in this Agreement, the Agent may, with the consent of the Majority Banks (or if and to the extent expressly authorised by the other provisions of this Agreement), amend, modify or otherwise vary or waive breaches of, or defaults under, or otherwise excuse performance of, any provision of this Agreement or any other Security Document entered into in favour of the Agent. Any such action so authorised and effected by the Agent shall be promptly notified to the Banks by the Agent and shall be binding on all of the Banks.

          (b) Except with the prior written consent of all of the Banks, the Agent shall not have authority on behalf of the Banks (A) to agree with any member of the Group any amendment to this Agreement or to grant waivers in respect of breaches of or defaults under this Agreement or to excuse performance of this Agreement which would (i) reduce the Margin, (ii) extend the due date or reduce the amount of any payment of principal, interest or other amount payable under this Agreement, (iii) change the currency in which any amount is payable under this Agreement,
               (iv) increase any Bank's Commitment, (v) change the definition of "Majority Banks" in clause 1.2, change clauses 3.3, 4.2, 4.3, 4.4, 16.2, 17.2 or 18.2, (vi) change this clause 19.2, (B) to release any asset of whatever nature that is subject to a Security Document unless such release is to permit the disposal or other dealing with such asset in accordance with the terms of this Agreement or the relevant Security Document or (C) to release any member of the Group from any of its obligations under this Agreement and the Security Documents.

19.3 Rights of Agent, Security Trustee and each Arranger as Bank; no partnership

         With respect to its own Commitment and Contribution (if any) the Agent, the Security Trustee and each Arranger shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not performing the duties and functions delegated to

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
         it under this Agreement and/or the Security Documents and the term "Banks" shall, unless the context clearly otherwise indicates, include the Agent, the Security Trustee and each Arranger in its individual capacity as a Bank. This Agreement shall not and shall not be construed so as to constitute a partnership between the parties or any of them.

19.4      No liability of the Arrangers, the Security Trustee and Agent

         None of the Arrangers, the Security Trustee or the Agent shall:

          (a) be obliged to request any certificate or opinion under clause 10 or 13 or to make any enquiry as to the use of the proceeds of the Loan unless (in the case of the Agent) so required in writing by any Bank, in which case the Agent shall promptly make the appropriate request of the Borrower, or be obliged to make any enquiry as to any default by the Borrower in the performance or observance of any of the provisions of this Agreement or as to the existence of a Default unless (in the case of the Agent) the Agent has actual knowledge thereof or has been notified in writing thereof by a Bank, in which case the Agent shall promptly notify the Banks of the relevant event or circumstance; or

          (b) be liable to any Bank for any action taken or omitted under or in connection with this Agreement or the Loan unless caused by their or its gross negligence or wilful misconduct.

         For the purpose of this clause 19 neither the Agent nor the Security Trustee shall be treated as having actual knowledge of any matter of which the corporate finance or any other division outside the corporate lending or loan administration departments of the person for the time being acting as the Agent or the Security Trustee, as the case may be, may become aware in the context of corporate finance or advisory activities from time to time undertaken by the Agent or the Security Trustee, as the case may be, for any member of the Group, any Ultimate Shareholder or any of their respective Subsidiaries or Associated Companies.

19.5      Agent's duty to notify and take action

         The Agent shall:

          (a) promptly notify each Bank of the contents of each notice, certificate or other document received by the Agent from the Borrower under or pursuant to clauses 6.6, 6.7 and 11 and provide each Bank with a copy of each set of financial statements, Monthly Management Accounts or Quarterly Management Accounts delivered to the Agent under clause 11.1(f), (g) or (h); and

          (b) (subject to its being indemnified to its satisfaction) take such action or, as the case may be, refrain from taking such action with respect to any Default of which the Agent has actual knowledge as the Majority Banks or Banks (as the case may be) may reasonably direct.

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19.6      Identity of the Banks

         The Agent may deem and treat (a) each Bank as the person entitled to the benefit of the Contribution of such Bank for all purposes of this Agreement unless and until a notice of assignment of such Bank's Contribution or any part thereof or a Substitution Certificate shall have been filed with the Agent, and (b) the office set opposite the name of each Bank in part B of schedule 1 or, as the case may be, in any relevant Substitution Certificate as such Bank's lending office unless and until a written notice of change of lending office shall have been received by the Agent; and the Agent may act upon any such notice unless and until the same is superseded by a further such notice.

19.7      Non-reliance on the Arrangers, the Security Trustee or the Agent

         Each Bank acknowledges that it has not relied on any statement, opinion, forecast or other representation made by the Arrangers, the Security Trustee or the Agent to induce it to enter into this Agreement and that it has made and will continue to make, without reliance on the Agent, the Arrangers or the Security Trustee and based on such documents as it considers appropriate, its own appraisal of the creditworthiness of each member of the Group and its own independent investigation of the financial condition and affairs of each member of the Group and each Mortgagor or Subordinated Creditor, in connection with the making and continuation of the Loan under this Agreement. None of the Arrangers, the Security Trustee or the Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect to any member of the Group, any Mortgagor or any Subordinated Creditor whether coming into their or its possession before the making of any Advance or at any time or times thereafter, other than (in the case of the Agent) as provided in clause 19.5(a).

19.8 No Responsibility on Arrangers, Security Trustee or Agent for Borrower's, etc. performance

         None of the Arrangers, the Security Trustee or the Agent shall have any responsibility to any Bank (a) on account of the failure of any member of the Group, any Mortgagor or any Subordinated Creditor to perform their respective obligations under this Agreement or the Security Documents or (b) for the financial condition of any member of the Group, any Mortgagor or any Subordinated Creditor, or (c) for the completeness or accuracy of any statements, representations or warranties in this Agreement, the Security Documents or any document delivered under this Agreement or the Security Documents or (d) for the execution, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of this Agreement or the

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         Security  Documents  or of any  certificate,  report or other  document executed or delivered under this Agreement or the Security Documents or otherwise in connection with the Loan or its negotiation or (e) for acting (or, as the case may be, refraining from acting) in accordance with the instructions of the Majority Banks or all of the Banks (as the case may be). The Arrangers, the Security Trustee and the Agent shall be entitled to rely on any communication, instrument or document believed by them or it to be genuine and correct and to have been signed or sent by the proper person and shall be entitled to rely as to legal or other professional matters on opinions and statements of any legal or other professional advisers selected or approved by them or it.

19.9      Other dealings

         The Arrangers, the Security Trustee and the Agent may, without any liability to account to the Banks, accept deposits from, lend money to, and generally engage in any kind of banking or trust business with, each member of the Group, any Mortgagor or any Subordinated Creditor or any of the Banks as if they or it were not an Arranger, the Security Trustee or the Agent (as the case may be).

19.10     Reimbursement and indemnity by Banks

         Each Bank shall reimburse the Arrangers, the Security Trustee and the Agent (rateably in accordance with such Bank's Commitment, at any time before the making of the first Advance or if no Advance is then outstanding, or Contribution, at any other time) to the extent that such Arranger, the Security Trustee or the Agent is not reimbursed by the Borrower, for the charges and expenses incurred by such Arranger, the Security Trustee and the Agent in connection with the negotiation, preparation, syndication and execution of this Agreement and/or in contemplation of, or otherwise in connection with, the enforcement of, or the preservation of any rights under, or in carrying out its duties under, this Agreement and/or the Security Documents including (in each case) the fees and expenses of legal or other professional advisers. Each Bank shall indemnify the Agent and the Security Trustee (rateably in accordance with such Bank's Commitment, at any time before the making of the first Advance or if no Advance is then outstanding, or Contribution, at any other time) against all liabilities, damages, costs and claims whatsoever incurred by the Agent or the Security Trustee (as the case may be) in connection with this Agreement and/or the Security Documents or any document or report referred to in this Agreement or the performance of its duties under this Agreement and/or the Security Documents or any action taken or omitted by the Agent or the Security Trustee (as the case may be) under this Agreement and/or the Security Documents, unless such liabilities, damages, costs or claims arise from the Agent's or the Security Trustee's (as the case may be) own gross negligence or wilful misconduct.

19.11     Retirement of Agent

          (a) The Agent may retire from its appointment as Agent under this Agreement and/or the relevant Security Documents having given to the Borrower and each of the Banks not less than 30 days' notice of its intention to do so, provided that no such retirement shall take effect unless there has been appointed by the Banks (after consultation with the Borrower) as a successor agent:

                  (i)       a Bank; or

                  (ii) any other reputable and experienced financial institution with offices in London nominated and accepted by the Majority Banks and to which the Borrower has given its consent (such consent not to be unreasonably withheld or delayed); or, failing such nomination; or

                  (iii) any reputable and experienced bank or financial institution with offices in London nominated by the Agent and to which the Borrower has given its consent (such consent not to be unreasonably withheld or delayed).

          (b) All of the Banks (other than the Agent, in its capacity as a Bank) may, having given to the Agent not less than 30 days' notice of the intention to do so, remove the Agent from its appointment as such under the Agreement. The removal shall automatically be of effect on the expiry of the notice save, where the Banks (other than the Agent, in its capacity as a Bank) shall have failed to appoint a successor agent falling within the requirements of clause 19.11(a) (i) or (ii), in which case the removal shall be deferred until such appointment is made. The Banks (other than the Agent, in its capacity as a Bank) shall immediately notify the Agent in writing of their making such appointment.

          (c) Upon any such successor as aforesaid being appointed, the retiring Agent shall be discharged from any further obligation under this Agreement and/or the relevant Security Documents and its successor and each of the other parties to this Agreement and/or the relevant Security Documents shall have the same rights and obligations among themselves as they would have had if such successor had been a party to this Agreement and/or the relevant Security Documents in place of the retiring Agent.

19.12     Change of Reference Banks

         If (a) the whole of the Contribution (if any) of any Reference Bank is prepaid, (b) the Commitment (if any) of any Reference Bank is reduced to zero in accordance with clause 6.4 or 16.1, (c) a Reference Bank assigns and/or novates the whole of its rights and obligations (if any) as a Bank under this Agreement or (d) any Reference Bank ceases to provide quotations to the Agent for the purposes of determining LIBOR, the Agent may, acting on the instructions of the Majority Banks, terminate the appointment of such Reference Bank and after consultation with the Borrower appoint another Bank to replace such Reference Bank.

19.13     Security Documents

         Each Bank acknowledges and agrees to the terms and conditions of the Security Documents and the Security Trustee and the Banks agree that the Banks will, subject to the terms of the Security Trust Deed, be entitled to all the rights and subject to the liabilities and obligations of the Banks (and, if applicable, the Bond Providers and/or Interest Rate Beneficiaries (as defined therein)) under the Debenture and any other Security Document entered into by the Security Trustee for the benefit of the Banks and, if applicable, the Bond Providers and/or Interest Rate Beneficiaries.

20        Notices and other matters

20.1      Notices

         Every notice, request, demand or other communication under this Agreement shall:

          (a) be in writing delivered personally or by first-class prepaid letter (airmail if applicable and available), telex or telefax:

          (b) be deemed to have been received, subject as otherwise provided in this Agreement, in the case of a letter, when delivered personally or 3 days after it has been put into the post and, in the case of a telex or telefax, at the time of despatch with, in the case of telex, confirmed answerback of the addressee appearing at the beginning and end of the transmission or in the case of a telefax, with confirmation by the sender's facsimile machine that the message has been received at the correct facsimile number (provided that if the date of delivery or despatch is not a business day in the country of the addressee or if the time of despatch of any telex or telefax is after the close of business in the country of the addressee it shall be deemed to have been received at the opening of business on the next such business day); and

          (c)  be sent:

                  (i)       to the Borrower at:

                           1500 Market Street
                           Philadelphia PA 19102
                           United States of America

                           Telefax: 001 215 981 7744
                           Attention:       Ken Mikalauskas

                  (ii)      to the Agent and the Security Trustee at:

                           46 Berkeley Street
                           London W1X 6AA

                           Telefax: 0171 322 6032
                           Attention:     Michael Rugg (in the case of documents
                                          delivered  in  accordance  with clause
                                          11.1(f),  (g),  (h)  or  (j)  of  this
                                          Agreement.)

                  (iii) to each Arranger and each Bank at its address, telex number or telefax number specified in Part B of
                           Schedule   1  or   in   any   relevant   Substitution
                           Certificate.

                  or to such other address, telex number or telefax number as is notified by the Borrower, the Agent, an Arranger, the Security Trustee or a Bank (as the case may be) to the other parties to this Agreement.

20.2      Notices through the Agent

         Every notice, request, demand or other communication under this Agreement to be given by any member of the Group to any other party shall be given to the Agent for onward transmission as appropriate and to be given to any member of the Group shall (except as otherwise provided in this Agreement) be given by the Agent.

20.3      No implied waivers, remedies cumulative

         No failure or delay on the part of the Agent, the Arrangers, the Security Trustee, the Banks or any of them to exercise any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent, the Arrangers, the Security Trustee, the Banks or any of them of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in this Agreement are cumulative and are not exclusive of any remedies provided by law.

20.4      Counterparts

         This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

21        Governing law and jurisdiction

21.1     Law

         This Agreement is governed by and shall be construed in accordance with English law.

21.2     Submission to jurisdiction

         The parties to this Agreement agree for the benefit of the Agent, the Arrangers, the Security Trustee and the Banks that:

          (a) if any party has any claim against any other arising out of or in connection with this Agreement such claim shall (subject to clause 21.2(c)) by referred to the High Court of Justice in England, to the jurisdiction of which each of the parties irrevocably submits;

          (b) the jurisdiction of the High Court of Justice in England over any such claim against the Agent, the Arrangers, the Security Trustee or any Bank shall be an exclusive jurisdiction and no courts outside England shall have jurisdiction to hear or determine any such claim; and

          (c) nothing in this clause 21.2 shall limit the right of the Agent, the Arrangers, the Security Trustee or the Banks to refer any such claim against the Borrower to any other court of competent jurisdiction outside England, to the jurisdiction of which the Borrower hereby irrevocably agrees to submit, nor shall the taking of proceedings by the Agent, the Arrangers, the Security Trustee or any Bank before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

21.3     Agent for service of process

         The Borrower irrevocably designates, appoints and empowers Fleetside Legal Representative Services Limited at present of 9 Cheapside, London, EC2V 6AD to receive for it and on its behalf service of process issued out of the High Court of Justice of England in relation to any claim arising out of or in connection with this Agreement.

                                   SCHEDULE 1
                   Part A - The Original Charging Subsidiaries

          (1)                                        (2)               (3)
     Company Name                                  Company          Registered
                                                    Number            Office
Comcast Darlington Limited                          2533674         Roberts House
                                                                    De Havilland Avenue
                                                                    Preston Farm Business Park
                                                                    Stockton-on-Tees TS18 3TH

Comcast Teesside Limited                            2532188         Roberts House
                                                                    De Havilland Avenue
                                                                    Preston Farm Business Park
                                                                    Stockton-on-Tees TS18 3TH

Cambridge Holding Company Limited                   2670603         First Floor, Block D
                                                                    Westbrook Centre
                                                                    Milton Road
                                                                    Cambridge CB4 1YG

Cambridge Cable Limited                             2154841         First Floor, Block D
                                                                    Westbrook Centre
                                                                    Milton Road
                                                                    Cambridge CB4 1YG

Anglia Cable Communications Limited                 2433857         First Floor, Block D
                                                                    Westbrook Centre
                                                                    Milton Road
                                                                    Cambridge CB4 1YG

East Coast Cable Limited                            2352468         First Floor, Block D
                                                                    Westbrook Centre
                                                                    Milton Road
                                                                    Cambridge CB4 1YG

Southern East Anglia Cable Limited                  2905929         First Floor, Block D
                                                                    Westbrook Centre
                                                                    Milton Road
                                                                    Cambridge CB4 1YG

                                   SCHEDULE 1
                    Part B - The Banks and their Commitments

       Name                            Address and Facsimile No.                    Commitment
                                                                                    (UK Pound)
The Bank of New York              46 Berkeley Street                                 65,000,000
                                  London W1X 6AA

                                  Tel:                0171 322 6018
                                  Fax:                0171 322 6032
                                  Attention:          Loans Administration
                                                      Department

Banque Paribas                    10 Harewood Avenue,                                65,000,000
                                  London, NW1 6AA

                                  Tel:                0171 595 2000
                                  Fax:                0171 595 2555
                                  Attention:          Steve Primarolo,
                                                      Loans Administration, copy
                                                      to Ken Goldsbrough

Barclays Bank PLC                 5 The North Colonnade,                             35,000,000
                                  Canary Wharf, London E14 4PU

                                  Tel:                0171 773 6427/6424
                                  Fax:                0171 773 6811
                                  Attention:          Global Services Unit

The Royal Bank of Scotland plc    5-10 Great Tower Street,                           35,000,000
                                  London, EC3P 3HX

                                  Tel:                0171 615 5758
                                  Fax:                0171 220 7370
                                  Attention:          Gina Thomas

                                                                          (UK Pound)200,000,000

                                   SCHEDULE 2

                        Part A - Form of Drawdown Notice

To:      [          ]

Attention:        [          ]                                       [Date]

                       (UK Pound)200,000,000 Loan Facility
                          Loan Agreement dated [ ] 1997
            (as from time to time amended, varied, extended, restated
                        or replaced the "Loan Agreement")

1. We refer to the above Loan Agreement and hereby give you notice that we wish to draw [(i)] [an Advance under Tranche A of (UK Pound)[ ] on [ ] and select a Term for such Advance of [ ] months. The funds should be credited to [name and number of account] with [bank in London] [and
         (ii)] [an Advance under Tranche B of (UK Pound)[ ] on [ ] and select a Term for such Advance of [ ] months. The funds should be credited to [name and number of account] with [bank in London].

2.       We confirm that:

          (a) no event or circumstance has occurred and is continuing which constitutes a Default;

          (b) the representations and warranties referred to in clause 9.3 including those deemed to be made by the Borrower pursuant to such clause are (subject as provided in clause 9.3) true and correct at the date hereof as if each was made with respect to the facts and circumstances existing at the date hereof; and

          (c) the borrowing to be effected by such Advance will be within our powers, has been validly authorised by appropriate action and will not cause any limit on our borrowings (whether imposed by statute, regulation, agreement or otherwise) to be exceeded; and

*3. We confirm that Consolidated Annualised Net Operating Cash Flow in the most recently delivered Monthly Management Accounts was [ ].

*4. We further confirm that the ratio of the Tranche B Loan (including, for these purposes, the amount of the Advance the subject of this notice) to Consolidated Annualised Net Operating Cash Flow as calculated from the most recently delivered Monthly Management Accounts delivered to the Agent under the Loan Agreement was [ ].

Words and expressions defined in the Loan Agreement shall have the same meanings where used herein.

                              For and on behalf of
                           Comcast UK Holdings Limited

               ..................................................
                               Authorised Officer


*        In the case of Advances under Tranche B only

                                   SCHEDULE 2

                        Part B - Form of Rollover Notice

To:      [          ]

Attention:        [          ]                                   [Date]

                       (UK Pound)200,000,000 Loan Facility
                          Loan Agreement dated [ ] 1997
                (as from time amended, varied, extended, restated
                        or replaced the "Loan Agreement")

We refer to the above Loan Agreement and hereby give you notice that we wish to draw [(i)] [an Advance of (UK Pound)[ ] on [ ] under Tranche A and select a Term for such Advance of [ ] months. The funds should be applied in repayment [in part] of the Advance of (UK Pound)[ ] which falls due to be repaid on the same day in accordance with clause 4.12 of the Loan Agreement [and the balance of [ ] credited to [name and number of account] with [bank in London]]] [and (ii)] [an Advance of (UK Pound)[ ] on [ ] under Tranche B and select a Term for such Advance of [ ] months. The funds should be applied in repayment [in part] of the Advance of (UK Pound)[ ] which falls due to be repaid on the same day in accordance with clause 4.12 of the Loan Agreement [and the balance of [ ] credited to [name and number of account] with [bank in London]]].

Words and expressions defined in the Loan Agreement shall have the same meanings when used herein.

                              For and on behalf of
                           Comcast UK Holdings Limited

                           ...........................
                               Authorised Officer

                                   SCHEDULE 2

                       Part C - Form of Conversion Notice

To:      [          ]

Attention:        [          ]                                   [Date]

        (UK Pound)200,000,000 Loan Facility Loan Agreement dated [ ] 1997
               (as from time amended, varied, extended, restated
                        or replaced the "Loan Agreement")

We refer to the Advance made to us of (UK Pound)[ ] on [ ] with a Term of [ ] under Tranche [A]/[B]. Words and expressions defined in the Loan Agreement shall have the same meanings when used herein.

We hereby give you notice that we wish to convert such Advance to an Advance under Tranche [A/B] with effect from [ ] (the "Conversion Date").

We confirm that:

(i) no event or circumstance has occurred and is continuing which constitutes a Default;

(ii) the representations and warranties referred to in clause 9.3 including those deemed to be made by the Borrower pursuant to such clause are (subject as provided in clause 9.3) true and correct at the date hereof as if each was made with respect to the facts and circumstances existing at the date hereof; and

(iii)the borrowing effected by such Advance is within our powers, has been validly authorised by appropriate action and will not cause any limit on our borrowings (whether imposed by statute, regulation, agreement or otherwise) to be exceeded.

We confirm that as at the Conversion  Date we will be in compliance  with clause
4.2 and clause 4.3 of the Loan Agreement.

                              For and on behalf of
                           Comcast UK Holdings Limited

                       ...................................
                               Authorised Officer

                                   SCHEDULE 3

             Documents and evidence required as conditions precedent

(a) Copies, certified as true, complete and up-to-date copies by the relevant Company Secretary or Director, of the certificate of incorporation and Memorandum and Articles of Association of the Borrower (incorporating any amendments thereto reasonably required by the Agent to ensure the Borrower can comply with the terms of this Agreement and the Security Documents) and Comcast.

(b) A copy certified as a true copy by the Company Secretary of a Director of Resolutions of the Board of Directors of the Borrower evidencing approval of this Agreement and any Security Document to which it is a party and authorising its appropriate officers to execute and deliver this Agreement and each Security Document to which it is a party and to give all notices and take all other action required by the Borrower under this Agreement and each Security Document to which it is a party.

(c) A copy, certified as a true copy by the Company Secretary or a Director, of Resolutions of the Board of Directors of Comcast evidencing approval of the Deed of Subordination to which it is a party, the Share Mortgage and the Security Trust Deed and authorising its appropriate officers to execute and deliver the Deed of Subordination, the Share Mortgage and the Security Trust Deed and to give all notices and to take all action required by it under the Deed of Subordination, the Share Mortgage and the Security Trust Deed.

(d) Specimen signatures, authenticated by the relevant Company Secretary or Director, of the persons authorised in the Resolutions of the Board of Directors referred to in paragraphs (b) and (c) above.

(e) Copies, certified as true copies by the relevant duly authorised officer from Fleetside Legal Representative Services Limited as agents for receipt of service of process referred to in the Comcast Deed of Subordination, the Comcast Share Mortgage and the Security Trust Deed of acknowledgement of appointment as such.

(f) The Deed of Subordination and the Share Mortgage having been duly executed and delivered by Comcast.

(g) The Security Documents having been duly executed and delivered by the Borrower and the other Security Obligors.

(h) A notice in the form attached to the Debenture having been given to each insurer of all or any of the material assets of the Borrower and each member of the Group and the same having been agreed and accepted by each relevant insurer.

(i) Copies, certified as true copies by the Company Secretary or a Director of the Borrower, of each Principal Agreement together with a certificate from the Company Secretary or a Director of the Borrower confirming that such documents are, to the best of his knowledge and belief, in full force and effect.

(j) a certificate from the company secretary or a Director of the Borrower that all the assets of the Borrower are insured in accordance with the provisions of this Agreement and the Debenture, together with a schedule of such insurance policies.

(k) An opinion of Norton Rose, solicitors to the Agent, dated no earlier than the date of this Agreement.

(l) An opinion of Appleby, Spurling & Kempe, legal advisers in Bermuda to the Agent, dated no earlier than the date of this Agreement in a form previously approved by the Agent.

(m) A letter, addressed to the Agent, the Banks and the Borrower, from Deloitte & Touche stating that in Deloitte & Touche`s opinion the financial projections and underlying accounting assumptions of the Agreed Base Case delivered to the Arrangers prior to the date of this Agreement are reasonable.

(n) Copies of the Comcast Group's audited consolidated financial statements for the financial year ended 31 December 1996.

(o) The unaudited Quarterly Management Accounts for the Quarterly Period ending on 30 September 1997.

(p) A copy of the budget of the Group for the period commencing on 1 January 1998 and ending on 31 December 1998.

(q) A copy, certified as a true copy by a Director of the Borrower, of the Agreed Base Case.

(r) Copies, certified as true, complete and up-to-date copies by the relevant Company Secretary or Director of the certificate of incorporation and Memorandum and Articles of Association of each Original Charging Subsidiary incorporating any amendments thereto reasonably required by the Agent to ensure each Original Charging Subsidiary can comply with the terms of this Agreement and the Security Documents.

(s) A copy certified as a true copy by the Company Secretary or a Director of Resolutions of the Board of Directors approving the final terms of each Original Charging Subsidiary evidencing approval of this Agreement, and any Security Document to which it is a party and authorising its appropriate officers to execute and deliver this Agreement and the Security Documents to which it is a party and to give all notices and take all other action required by each such Original Charging Subsidiary under this Agreement and each Security Document to which it is a party.

(t) Specimen signatures certified by the relevant Company Secretary or Director of the persons authorised by the resolutions referred to in paragraph (r) above.

(u) Share certificates (together with any relevant declarations of trust and copies, certified as true copies by the relevant Company Secretaries or a Director of resolutions of the Boards of Directors of the relevant legal owners authorising the execution and delivery of such declarations of trust and duly executed stamped stock transfer forms but with the name of the transferee left blank) in respect of the entire issued share capital of the Subsidiaries of the Borrower.

(v) Receipt of all regulatory consents and letters (in the agreed form) and the effecting of all registrations required in connection with this Agreement and the Security Documents, including letters from the ITC, OFTEL and the DTI.

(w) Confirmation from an Authorised Officer of the Borrower that a minimum of (UK Pound)300,000,000 of equity and/or Subordinated Debt has been injected into the Group by Restricted Persons.

(x) Confirmation from an Authorised Officer of the Borrower that no member of the Group is in default under any existing financing arrangements.

(y) Certified copies of the loan documentation in relation to outstanding Subordinated Debt and details of all amounts outstanding thereunder.

(z) Confirmation from the Company Secretary or a Director of the Borrower that there are no outstanding Encumbrances or Borrowed Money other than Permitted Encumbrances/Permitted Borrowings.

(aa)     Title documents to all properties to be charged under the Debenture.

(bb) Share certificates (together with any relevant declarations of trust and copies, certified as true copies by the relevant Company Secretaries or a Director of resolutions of the Board of Directors of the relevant legal owners authorising the execution and delivery of such declarations of trust) and duly stamped stock transfer forms, executed in the name of the Security Trustee's nominee in respect of the shares in the Borrower which are subject to the Comcast Share Mortgage.

(cc) A copy, certified as a true copy by the Borrower's Company Secretary or a Director, of an extract from the Borrower's Register of Members showing that Comcast is the registered holder of the shares that are subject to the Comcast Share Mortgage.

(dd) Certified copies of stock transfer forms from Comcast to the Borrower of the shares in Comcast Darlington Limited, Comcast Teesside Limited and Cambridge Holding Company Limited.

                                   SCHEDULE 4

                         Calculation of Additional Cost

1 The Additional Cost for any period is calculated in accordance with the following formula:

                    BY + L(Y - X) + S(Y - Z)
                    ------------------------ per cent. per annum
                          100 - (B + S)


         where on the day of application of the formula:

         B is the percentage of the Agent's eligible liabilities which the Bank of England then requires the Agent to hold on a non-interest-bearing deposit account in accordance with its cash ratio requirements;

         Y is the percentage rate at which Sterling deposits are offered by the Agent to leading banks in the London interbank market at or about 11 a.m. on that day for the relevant period;

         L is the percentage of eligible liabilities which (as a result of the requirements of the Bank of England) the Agent maintains as secured money with members of the London Discount Market Association or in certain marketable or callable securities approved by the Bank of England;

         X is the percentage rate at which secured Sterling investments may be placed by the Agent with members of the London Discount Market Association at or about 11 a.m. on that day for the relevant period or, if greater, the rate at which Sterling bills of exchange (of a tenor equal to the duration of the relevant period) eligible for rediscounting at the Bank of England can be discounted in the London Discount Market at or about 11 a.m. on that day;

         S is the percentage of the Agent's eligible liabilities which the Bank of England requires the Agent to place as a special deposit; and

         Z is the interest rate expressed as a percentage per annum allowed by the Bank of England on special deposits.

2        For the purposes of this schedule 4:

2.1 "eligible liabilities" and "special deposits" have the meanings given to them at the time of application of the formula by the Bank of England; and

2.2 "relevant period" in relation to each period for which Additional Cost falls to be calculated means:

         (a)       if it is 3 months or less, that period; or

         (b)       if it is more than 3 months, 3 months.

3 In the application of the formula, B, Y, L, X, S and Z are included in the formula as figures and not as percentages, e.g. if B = 0.5 per cent. and Y = 15 per cent. BY is calculated as 0.5 x 15.

4 The formula is applied on the first day of each relevant period. Each amount is rounded up (if necessary) to the nearest four decimal places.

5 If the Agent determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Agent (after consultation with the Borrower and all of the Banks) shall notify the Borrower of the manner in which the Additional Cost will subsequently be calculated. The manner of calculation so notified by the Agent shall, in the absence of manifest error, be binding on all the parties.

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                                   SCHEDULE 5

                        Form of Substitution Certificate

Banks are advised not to employ Substitution Certificates or otherwise to assign or transfer interests in the Agreement without first ensuring that the transaction complies with all applicable laws and regulations, including the Financial Services Act 1986 and regulations made thereunder.

To:      [          ]

Attention:        [          ]

                                                                  [Date]

                            Substitution Certificate

This Substitution Certificate relates to a Loan Agreement (as from time to time amended, varied, extended, restated or replaced (the "Agreement") dated [ ] 1997 between Comcast UK Holdings Limited as Borrower (1), the Subsidiaries of the Borrower whose respective names and registered numbers are set out in part A of schedule 1 thereto, (2), the Arrangers (3), the banks and financial institutions whose respective names and addresses are set out in Part B of schedule 1 thereto as Banks (4), the Agent (5) and the Security Trustee (6). Terms defined in the Agreement shall have the same meaning in this Substitution Certificate.

1 [Existing Bank] (the "Existing Bank") (a) confirms the accuracy of the summary of its participation in the Agreement set out in the Schedule hereto; and (b) requests [Substitute Bank] (the "Substitute") to accept by way of novation the portion of such participation specified in the schedule hereto by countersigning and delivering this Substitution Certificate to the Agent at its address for the service of notices specified in the Agreement.

2 The Substitute hereby requests the Agent (on behalf of itself, the Arrangers, the Security Trustee, the Borrower, the other members of the Group, the Banks, the Bond Providers (as defined in the Security Trust
         Deed) and the Interest Rate Beneficiaries (as defined in the Security Trust Deed)) to accept this Substitution Certificate as being delivered to the Agent pursuant to and for the purposes of clause 18.4 of the Agreement, so as to take effect in accordance with the respective terms thereof on [date of transfer] (the "Effective Date") or on such later date as may be determined in accordance with the terms thereof.

3 The Agent (on behalf of itself, the Arrangers, the Security Trustee, the Borrower, the other members of the Group, the Banks, the Mortgagors, the Subordinated Creditors, the Bond Providers (as defined in the Security Trust Deed and the Interest Rate Beneficiaries (as defined in the Security Trust Deed)) confirms the novation effected by this Substitution Certificate pursuant to and for the purposes of clause 18.4 of the Agreement so as to take effect in accordance with the terms thereof.

4         The Substitute confirms:

         (a) that it has received a copy of the Agreement, the Security Documents and all other documentation and information required by it in connection with the transactions contemplated by this Substitution Certificate;

         (b) that it has made and will continue to make its own assessment of the validity, enforceability and sufficiency of the Agreement and the Security Documents and the Substitution Certificate and has not relied and will not rely on the Existing Bank, any Arranger, the Security Trustee, any other Bank or the Agent or any statements made by any of them in that respect;

         (c) that it has made and will continue to make its own credit assessment of the Borrower, each other member of the Group, each Mortgagor and each Subordinated Creditor and has not relied and will not rely on the Existing Bank, any Arranger, the Security Trustee, any other Bank or any statements made by any of them in that respect;

         (d) accordingly, none of the Existing Bank, any Arranger, the Security Trustee, any other Bank or the Agent shall have any liability or responsibility to the Substitute in respect of any of the foregoing matters; and

         (e)      it is a Qualifying Bank.

5 Execution of this Substitution Certificate by the Substitute constitutes its representation to the Existing Bank and all other parties to the Agreement and the Security Trust Deed that it has power to become party to the Agreement and the Security Trust Deed as a Bank on the terms herein and therein set out and has taken all necessary steps to authorise execution and delivery of this Substitution Certificate.

6 The Existing Bank makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Agreement or the Security Documents or any document relating thereto and assumes no responsibility for the financial condition of the Borrower, any Mortgagor, any Subordinated Creditor or any other party to the Agreement or the Security Documents or for the performance and observance by the Borrower, each other member of the Group, any Mortgagor, any Subordinated Creditor or any other such party of any of its obligations under the Agreement or the Security Documents or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7 The Substitute hereby undertakes to the Existing Bank, the Borrower, the other members of the Group, the Mortgagors, the Subordinated Creditors, the Arrangers, the Security Trustee, the other Banks, the Bond Providers, the Interest Rate Beneficiaries and the Agent that it will perform in accordance with their terms all those obligations which by the respective terms of the Agreement and the Security Documents will be assumed by it after acceptance of this Substitution Certificate by the Agent.

8 This Substitution Certificate and the rights and obligations of the parties hereunder are governed by and shall be construed in accordance with English law.

Note:This Substitution Certificate is not a security, bond, note, debenture, investment or similar instrument.

AS WITNESS the hands of the authorised signatories of the parties hereto on the date appearing below.

                                  The Schedule

Amount of Contribution   Next Interest Payment Date(s) Portion novated(UK Pound)

Tranche A Advance(s)
Tranche B Advance(s)



        Amount of Commitment                   Portion novated (UK Pound)

                                  Administrative Details of Substitute

Lending office:

Account for payments:

Telephone:

Telex:

Fax:

Attention:

[Existing Bank]                             [Substitute]
By:                                                  By:
Date:                                                Date:

The Agent
By:
Date:

on its own behalf
and on behalf of the Borrower, the Security Obligors, the Mortgagors, the Subordinated Creditors, the Arrangers, the Security Trustee, the Bond Providers, the Interest Rate Beneficiaries and the Banks.

                                   SCHEDULE 6

  Part A - Form of Compliance Certificate to be issued by an Authorised Officer of the Borrower

[          ]

Attention: [          ]

                                                               [Date]

Dear Sirs

                           Comcast UK Holdings Limited
       (UK Pound)200,000,000 Loan Facility, Loan Agreement dated ==, 1997
      (as from time to time amended, varied, extended, restated or replaced
                             (the "Loan Agreement")

We refer to the Loan Agreement and deliver this Certificate in respect of the Quarterly Period ended [ ] pursuant to clause 11.1(j)(ii) thereof. Terms defined in the Loan Agreement shall have the same meaning when used in this Certificate. Net Operating Cash Flow shall herein be defined as "NOCF".

We confirm that on or as of the last day of the Quarterly Period ending [ ]:

1        Consolidated NOCF for the Six Month Period ended [   ] was [    ].

2 Consolidated Annualised NOCF calculated by reference to the Six Month Period ended [ ], was [ ].

3        The Tranche B Loan as at [       ] was [          ].

4        Total Debt Interest Charges for the Six Month Period ended [ ] was [ ].

Based on the above, we confirm that on [ ] or in respect of the Six Month Period ended on [ ], as the case may be:

(1) Consolidated NOCF divided by Consolidated NOCF as set out in the Agreed Base Case was [ %].

(2)  The ratio of Tranche B Loan to Consolidated Annualised NOCF was [ x].

(3)  The ratio of Consolidated NOCF to Total Debt Interest Charges was [ x].

Based on the above, we confirm that the Borrower was in compliance with the undertakings set out in clause 13.1(a) to (c) as at [ ].

We also confirm that the  representations  and warranties  referred to in clause
9.3 including those deemed to be made by the Borrower pursuant to such clause are (subject as provided in clause 9.3) true and correct at the date hereof as if each was made with respect to the facts and circumstances existing at the date hereof and that no event or circumstance has occurred and is continuing which constitutes a Default.

                              For and on behalf of
                           Comcast UK Holdings Limited

           ..........................................................
                               Authorised Officer

                                   SCHEDULE 6

      Part B - Form of Compliance Certificate to be issued by the auditors of the Group

To:   [          ]
                                                              [Date]

Attention: [          ]

Dear Sirs,

                           Comcast UK Holdings Limited
            (UK Pound)200,000,000 Loan Facility, Loan Agreement dated
                                    [ ], 1997
      (as from time to time amended, varied, extended, restated or replaced the "Agreement")

We refer to the Agreement and, in accordance with our instructions, deliver this Report in respect of the financial year of the Borrower ended 31st December [ ] pursuant to clause 11.1(j)(ii) thereof. Terms defined in the Agreement shall have the same meaning when used in this Report and the attached schedule.

We refer to the attached schedule (the "Schedule"), signed for the purposes of identification, and confirm the information set out in the Schedule, which has been compiled by the Authorised Officers of the Borrower, is based on information which has been properly extracted from the audited consolidated financial statements of Comcast UK Holdings Limited and its subsidiary undertakings (the "Group") for the year ended 31st December [ ], and from the unaudited management accounts of the Group for the Six Month Period ended 30th June [ ], is clerically accurate and has been calculated in accordance with the Agreement.

Accordingly,   we  confirm  that  the  Borrower  was  in  compliance   with  the
undertakings set out in clauses 13.1(a) to (c) of the Agreement as at [ ].

This Report is for the information of, and can only be relied on by, the Agent and the Banks and is not to be relied on by any other person or referred to, in whole or in part, without our prior written consent.

Yours faithfully,

                                    Schedule

1    Consolidated Net Operating Cash Flow for the Six Month Period ended [ ] was
     [ ].

2 Consolidated Annualised Net Operating Cash Flow calculated by reference to the Six Month Period ended [ ], was [ ].

3    The Tranche B Loan as at [ ] was [ ].

4    Total Debt Interest Charges for the Six Month Period ended [ ] were [ ].

Based on the above, we confirm that on [ ] or in respect of the Six Month Period ended on [ ], as the case may be:

     (a) Consolidated Net Operating Cash Flow divided by Consolidated Net Operating Cash Flow as set out in the Agreed Base Case was [ ]%.

     (b) The ratio of Tranche B Loan to Consolidated Annualised Net Operating Cash Flow was [ x].

     (c) The ratio of Consolidated Net Operating Cash Flow to Total Debt Interest Charges was [ x].

                                   SCHEDULE 7

                          Form of Deed of Subordination


                                     DATED ==


                                       [ ]

                                       and

                                       [ ]
                               as Security Trustee

                  ---------------------------------------------

                              DEED OF SUBORDINATION
                  ---------------------------------------------

THIS DEED OF SUBORDINATION is dated [==]  and made

BETWEEN:

(1)  [ ] (Company No.==) whose registered office is at [ ] (the "Creditor"); and

(2) [ ] in its capacity as Security Trustee for the Beneficiaries (as defined below) (in this capacity, the "Security Trustee").

WHEREAS

(A) By an agreement dated == 1997 (as from time amended, varied, extended, restated or replaced the "Loan Agreement") and made between Comcast UK Holdings Limited as Borrower (1), certain Subsidiaries of the Borrower
         (2), the Arrangers (3), the banks and financial institutions whose names and addresses are set out in Part B of schedule 1 thereto, (4) the Agent (5) and the Security Trustee (6), the Banks agreed, upon and subject to the terms and conditions of the Loan Agreement, to make available to the Borrower a revolving credit facility of up to (UK Pound)200,000,000.

(B) The execution of this Deed is one of the conditions precedent to the obligation of each Bank to make its Commitment available under the Loan Agreement.

NOW IT IS AGREED as follows:

1         Interpretation

1.1       Definitions

         In this Deed, unless the context otherwise requires:

         "Beneficiaries" has the meaning ascribed thereto in the Security Trust Deed;

         "Collateral Instruments" means the Security Documents, any guarantees and any other documents or instruments (including, without limitation, any other document or instrument creating or evidencing a mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, trust arrangement or security interest of any kind) which contain or evidence an obligation (with or without security) to pay, discharge or be responsible directly or indirectly for any of the Secured Liabilities under or pursuant to the Loan Agreement;

         "Incapacity" means in relation to a person the death, bankruptcy, insolvency, liquidation, dissolution, winding-up, administration, receivership, amalgamation, reconstruction or other incapacity of that person whatsoever (and, in the case of a partnership, includes the termination or change in the composition of such partnership);

         "Insolvency Event" means, in relation to the Borrower or any of its Subsidiaries any of the events or circumstances described in clause 14.1(h) to (n) inclusive of the Loan Agreement;

         "Insolvency Proceedings" means winding-up, dissolution, liquidation, receivership, administration, voluntary arrangements, proceedings under Title 11 of the United States Bankruptcy Code or any proceedings in any jurisdiction which correspond with or have an effect equivalent to any of the same;

         "Liabilities" means all obligations and liabilities whatsoever, whether express or implied, whether as principal or surety, whether present or future, actual or contingent, whether joint or several, in whatever style, name or form and in whatever currency denominated;

         "Permitted Amounts" means all amounts which the Borrower or any of its Subsidiaries are permitted to pay pursuant to clause 10.1 of the Loan Agreement;

         "Secured  Liabilities"  means  all  obligations,   present,  future  or
         contingent, joint or several, of any member of the Group pursuant to the Loan Agreement and/or any Security Document; and

         "Security Provider" means any person who has or may at any time hereafter enter into a Collateral Instrument.

1.2       Defined Expressions

         Unless the context requires or unless otherwise defined in this Deed, words and expressions defined in the Loan Agreement shall have the same meaning when used in this Deed (including its Recitals).

1.3       Headings

         Clause headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Deed.

1.4       Construction of certain terms

         In this Deed, unless the context otherwise requires:

          (a) references to clauses are to be construed as references to the clauses of this Deed;

          (b) reference to (or to any specified provision of) this Deed or any other document shall be construed as references to this Deed, that provision or that document as in force for the time being and as amended in accordance with the terms thereof or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Deed or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Agent, the Security Trustee, all of the Banks, the Majority Banks or the Beneficiaries (as the case may be);

          (c) references to a "regulation" include any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law) of any agency, authority, central bank or government department or any self-regulatory or other national or supra-national authority;

          (d) words importing the plural shall include the singular and vice versa;

          (e)  references to a time of day are to London time;

          (f) references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any State or any agency thereof;

          (g) references to a "guarantee" include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets as a consequence of default by any other person to pay any Indebtedness and "guaranteed" shall be construed accordingly; and

          (h) references to any enactment shall be deemed to include references to such enactment as replaced, amended or re-enacted from time to time.

1.5       Effect as a deed

         This Deed is intended to take effect as a deed notwithstanding that the Security Trustee and/or the Creditor may have executed it under hand only.

1.6       Successors and assigns

         The expressions "Beneficiary", "Security Trustee", "Borrower", "Agent", "Arranger", "Bank", "Security Provider" and "Creditor" include, where the context admits, their respective successors, permitted assigns, in the case of the Banks, their Assignees and Substitutes, in the case of the Security Trustee such other person as may from time to time be appointed as Security Trustee for the Beneficiaries pursuant to the terms of the Security Trust Deed and, in the case of the Agent, such other person as may from time to time be appointed as Agent pursuant to clause 19.11 of the Loan Agreement.

2         Restricted Payments

         The Creditor undertakes with the Security Trustee that so long as any of the Secured Liabilities remain outstanding:

         (a) it will not, and will procure that none of its Subsidiaries (which are not Security Obligors) demand, take, accept or receive, by set-off or in any other manner, any Restricted Payment other than a Permitted Amount;

         (b) it will not, and will procure that none of its Subsidiaries (which are not Security Obligors) take, accept, receive or permit to exist any Encumbrance over all or any part of the present or future undertakings, assets, rights or revenues of any Security Obligors to secure any Restricted Payment;

         (c) it will not, and will procure that none of its Subsidiaries (which are not Security Obligors) assign, transfer, create any Encumbrance over or otherwise dispose of any Restricted Payment other than a Permitted Amount;

         (d) it will not, and will procure that none of its Subsidiaries (which are not Security Obligors) commence any proceedings against any Security Obligor in respect of any Restricted Payment, (including, without limitation, any action or step with a view to winding-up any Security Obligor); and

         (e) it will not make any Borrowed Money available to any member of the Group except to the Borrower on terms which acknowledge the terms of this Deed.

3         Subordination

3.1       Insolvency Events

         Upon an Insolvency Event occurring in respect of any Security Obligor:

         (a) the claims of the Creditor in respect of any Restricted Payment owed by that Security Obligor other than any Permitted Amounts shall be postponed in all respects to the Secured Liabilities;

         (b) the Creditor shall not, unless otherwise directed by the Security Trustee, prove in any Insolvency Proceedings for any Restricted Payment, other than the Permitted Amounts until the Secured Liabilities have first been irrevocably paid or discharged in full (and for all purposes any payment or distribution of assets (whether in cash, property, securities or otherwise) received by the Security Trustee or any of the Beneficiaries shall only be taken to discharge the Secured Liabilities to the extent of the actual amount received);

         (c) if the Creditor is directed by the Security Trustee to prove in any Insolvency Proceedings for all or any part of any Restricted Payment, other than any Permitted Amounts then it shall act in accordance with such directions and shall procure that any resultant payment or distribution of assets (whether in cash, property, securities or otherwise) shall be made by the liquidator of any Security Obligor or, as the case may be, any other person making the payment or distribution of assets (whether in cash, property, securities or otherwise) to the Security Trustee to the extent necessary to repay all the Secured Liabilities in full; and

         (d) the Creditor hereby irrevocably authorises and directs the Security Trustee to submit any proof and/or to instruct the relevant liquidator or other person to make any payment or distribution of assets (whether in cash, property, securities or otherwise) in accordance with the foregoing.

3.2       Payments contrary to this Deed

         In the event of:

         (a) any payment or distribution of assets (whether in cash, property, securities or otherwise) being made to or right of set-off being exercised by the Creditor contrary to the provisions of this Deed; or

         (b) any payment or distribution of assets (whether in cash, property, securities or otherwise) being made by a liquidator or any other person to the Creditor rather than to the Security Trustee as required by clause 3.1, the Creditor shall forthwith pay to the Security Trustee an amount equal to the payment or distribution of assets (whether in cash, property, securities or otherwise) which shall have been so received by it up to an aggregate amount equal to the Secured Liabilities or, as the case may be, in the case of set-off, an amount equal to the sum set-off up to an aggregate amount equal to the Secured Liabilities and, until such payment to the Security Trustee, the Creditor will hold such sums on trust for the Security Trustee (provided that, for the avoidance of doubt, this clause 3.2 shall not oblige the Creditor to create any Encumbrance in favour of the Security Trustee over such money or other property) and any sums so paid to the Security Trustee shall be applied in accordance with the terms of the Security Trust Deed.

3.3       Subrogation

         If the Secured Liabilities are partially paid out of any proceeds received in respect of or on account of any Restricted Payment, the Creditor will not be subrogated to the Secured Liabilities so paid (or any Collateral Instrument) until the Secured Liabilities have been irrevocably paid in full.

4         Continuing Obligations

4.1       Continuing obligations

         The obligations of the Creditor hereunder shall be continuing obligations and shall be and remain fully effective until this Deed is formally released following the discharge in full of the Secured Liabilities notwithstanding any intermediate reduction or settlement of the Secured Liabilities or any part thereof and notwithstanding any increase in or variation of the Secured Liabilities or any variation, extension or supplement to the Loan Agreement or any Security Documents.

4.2       Statements of accounts

         Any statement of account of any Security Obligor, signed as correct by an officer of the Security Trustee, showing the amount of the Secured Liabilities shall be prima facie evidence of the amount of the Secured Liabilities.

4.3       Continuing security and other matters

         This Deed shall:

         (a) secure the ultimate balance from time to time of the Secured Liabilities and shall be a continuing security, notwithstanding any settlement of account or other matter whatsoever;

         (b) be in addition to any present or future Collateral Instrument, right or remedy held by or available to the Security Trustee, the Beneficiaries or any of them; and

         (c) not be in any way prejudiced by the existence of any such Collateral Instrument, rights or remedies or by the same becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by the Security Trustee, the Beneficiaries or any of them dealing with, exchanging, varying or failing to perfect or enforce any of the same or giving time for payment or indulgence or compounding with the Borrower or any Security Provider.

4.4       Liability unconditional

         The liability of the Creditor shall not be affected, discharged or reduced by reason of:

          (a) the Incapacity or any change in the name, style or constitution of the Borrower or any other Security Provider;

          (b) the Security Trustee, the Beneficiaries or any of them granting any time, indulgence or concession to, or compounding with, discharging, releasing or varying the liability of, the Borrower or any other Security Provider or renewing, determining, varying or increasing any accommodation, facility or transaction or otherwise dealing with the same in any manner whatsoever or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from the Borrower or any other Security Provider; or

          (c) any act or omission which but for this provision might operate to exonerate the Creditor.

4.5       Collateral Instruments

         None of the Beneficiaries or the Security Trustee shall be obliged to make any claim or demand on the Borrower or any other Security Provider or to resort to any Collateral Instrument or other means of payment now or hereafter held by or available to them or it before enforcing this Deed and no action taken or omitted by the Security Trustee or any Beneficiary in connection with any such Collateral Instrument or other means of payment shall discharge, reduce, prejudice or affect the liability of the Creditor under this Deed nor shall the Security Trustee or any Beneficiary be obliged to account for any money or other property received or recovered in consequence of any enforcement or realisation of any such Collateral Instrument or other means of payment.

4.6       Suspense accounts

         Any money received in connection with this Deed (whether before or after any Incapacity of the Borrower, any other Security Provider or the Creditor) may be placed to the credit of an interest bearing suspense account with a view to preserving the rights of the Security Trustee and each Beneficiary to prove for the whole of their respective claims against the Borrower or any other person liable or may be applied in or towards satisfaction of such of the Secured Liabilities as the Security Trustee may from time to time determine in accordance with the terms of the Security Trust Deed (which determination shall, save in the case of manifest error, be conclusive). Interest shall accrue on monies from time to time standing to the credit of any suspense account at the rate agreed between the Security Trustee and the Creditor at the relevant time or, failing such agreement, the Security Trustee's overnight deposit rate from time to time and shall be credited to such suspense account or may be applied in or towards satisfaction of such of the Secured Liabilities as the Security Trustee may from time to time determine in accordance with the terms of the Security Trust Deed (which determination shall, save in the case of manifest error, be conclusive).

4.7       Settlements conditional

         Any release, discharge or settlement between the Creditor and the Security Trustee or any of the Beneficiaries shall be conditional upon no security, disposition or payment to the Security Trustee, or any of the Beneficiaries by the Borrower or any other person liable being void, set aside or ordered to be refunded pursuant to any enactment or law relating to bankruptcy, liquidation, administration or insolvency or for any other reason whatsoever and if such condition shall not be fulfilled the Security Trustee shall be entitled to enforce this Deed subsequently as if such release, discharge or settlement had not occurred and any such payment had not been made.

4.8       Retention of this Deed

         Notwithstanding any other provision of this Deed, this Deed shall not be released, the Security Trustee shall be entitled to retain this Deed and all the provisions of this Deed shall remain in full force and effect until the irrevocable payment or discharge in full of all the Secured Liabilities. Following the irrevocable payment or discharge in full of all the Secured Liabilities, the Security Trustee shall forthwith release this Deed (and to effect or evidence such release shall execute such documents (at the cost of the Creditor) as the Creditor may reasonably require) and deliver this Deed, together with such documents, to the Creditor.

5         Representations and warranties

         Representation and warranties

         The Creditor represents and warrants to the Security Trustee that:

         (a)       Due Incorporation

                  it is duly incorporated, validly existing as a limited liability company under the laws of [ ] and has all requisite corporate power and authority to own its property and other assets and to carry on its business as it is now being conducted and is authorised to do business in each jurisdiction where such qualification or authorisation is required, except where the failure to so qualify, to be so authorised or to be in good standing would not have a material adverse effect on the ability of the Creditor to perform any of its obligations under this Deed;

         (b)       Power of the Creditor

                  the Creditor has all requisite power to execute, deliver and perform its obligations under this Deed and compliance has been made with all necessary requirements and all necessary action has been taken to authorise the execution, delivery and performance of the same;

         (c)       Binding obligations

                  this Deed constitutes valid and legally binding obligations of the Creditor enforceable in accordance with its terms subject to the qualifications contained in the legal opinions referred to in schedule 3 to the Loan Agreement which relate to this Deed and for this purpose any statement contained in the qualifications to any such legal opinion which relate to this Deed that no opinion is given or expressed in relation to any particular matter shall be deemed to be a qualification of such opinion as regards such matter;

         (d)       No conflict with other obligations

                  the execution and delivery of, the performance of its obligations under, and compliance with the provisions of, this Deed by the Creditor, will not (i) contravene any existing applicable law, statute, rule or regulation or any judgment, decree or permit to which the Creditor is subject except where such contravention would not or would not be likely to have a material adverse effect on the ability of the Creditor to perform any of its obligations under or otherwise to comply with the terms of this Deed, (ii) contravene or conflict with any provision of the [Memorandum and Articles of Association]/[by-laws] of the Creditor, (iii) breach any term of the Licences or the Necessary Authorisations, (iv) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement to which the Creditor is a party or is subject or by which it or any of its property is bound except where such breach or default would not or would not be likely to have a material adverse effect on the ability of the Creditor to perform any of its obligations under or otherwise to comply with the terms of this Deed or (v) result in the creation or imposition of or oblige the Creditor to create any Encumbrance (other than those created by the Security Documents) on any of the Creditor's material undertakings, assets, rights or revenues;

         (e)       No litigation

                  no litigation, arbitration or administrative proceeding is taking place, pending or, to the knowledge of the officers of the Creditor threatened against the Creditor which would or is reasonably likely to have a material adverse effect on the ability of the Creditor to fulfil its obligations under this Deed;

         (f)       No filing required

                  it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Deed that this Deed or any other instrument be notarised, filed, recorded, registered or enrolled in any court or public office in [Bermuda or] the United Kingdom or that any stamp, registration or similar tax or charge be paid in [Bermuda or] the United Kingdom on or in relation to this Deed;

         (g)       Choice of law

                  the choice by the Creditor of English law to govern this Deed [and the submission by the Creditor to the jurisdiction of the English courts] is valid and binding;

         (h)       Consents obtained

                  every consent, authorisation, licence or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts required by the Creditor (i) to authorise the execution and delivery of this Deed or the performance by the Creditor of its obligations under this Deed or (ii) to ensure the validity, enforceability or admissibility in evidence of this Deed or the performance by the Creditor of its obligations under this Deed has been obtained or made and is in full force and effect and there has been no material default in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same which would, in any such case, adversely affect the execution, delivery, validity, enforceability or admissibility in evidence of this Deed or the performance by the Creditor of its obligations under this Deed.

5.2       Repetition

         The representations and warranties in clause 5.1 shall be deemed to be repeated by the Creditor in respect of itself and its Subsidiaries on and as of each Interest Payment Date and the date on which each Advance is made under the Loan Agreement.

6         Benefit of this Deed

6.1       Benefit and burden

         This Deed shall be binding upon the Creditor and its successors in title and shall enure for the benefit of the Security Trustee (and any successor Security Trustee appointed pursuant to the provisions of the Security Trust Deed) and their respective successors for the benefit of the Beneficiaries in accordance with the provisions of the Security Trust Deed.

6.2       Changes in constitution or reorganisation of Banks

         For the avoidance of doubt and without prejudice to the provisions of clause 6.1, this Deed shall remain binding on the Creditor notwithstanding any change in the constitution of the Security Trustee or any of the Beneficiaries or their or its absorption in, or amalgamation with, or the acquisition of all or part of their or its undertaking or assets by, any other person, or any reconstruction or reorganisation of any kind, to the intent that this Deed shall remain valid and effective in all respects in favour of the Security Trustee
         (and any successor Security Trustee appointed pursuant to the provisions of the Security Trust Deed and their respective successors in title) as trustee for the Beneficiaries and any assignee, transferee or other successor in title of a Beneficiary.

6.3       No assignment by the Creditor

         The Creditor may not assign or transfer any of its rights or obligations under this Deed.

6.4       The Security Trust Deed

         The Creditor and the Security Trustee hereby acknowledge that the covenants of the Creditor contained in this Deed and the rights constituted by this Deed and all moneys, property and assets paid to, or held, received or recovered by the Security Trustee pursuant to or in connection with this Deed are held by the Security Trustee subject to and on the terms of the trusts declared in the Security Trust Deed.

7         Notices and Other Matters

7.1       Notices

         Every notice, request, demand or other communication under this Deed shall be given in accordance with clause 20.1(a) and (b) of the Loan Agreement and shall be sent to the Creditor at its address set out above (facsimile number:[==]) or to the Security Trustee at its address or telex or facsimile number set out in clause 20.1(c)(ii) of the Loan Agreement or to such other address or such telex or facsimile number as is notified by one party to this Deed to the other.

7.2       No implied waivers, remedies cumulative

         No failure or delay on the part of the Security Trustee or the Beneficiaries (or any of them) to exercise any power, right or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise by the Security Trustee or the Beneficiaries (or any of them) of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in this Deed are cumulative and are not exclusive of any remedies provided by law.

7.3       Other Collateral Instruments

         The Creditor agrees to be bound by this Deed notwithstanding that any other person intended to execute or to be bound by any Collateral Instrument may not do so or may not be effectively bound and notwithstanding that such other Collateral Instrument may be determined or be or become invalid or unenforceable against any other person, whether or not the deficiency is known to the Security Trustee or any of the Beneficiaries.

7.4       Severability

         Each of the provisions of this Deed is severable and distinct from one another and if at any time one or more of such provisions is or becomes illegal, invalid or unenforceable under any applicable law the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.5       Counterparts

         This Deed may be executed in any number of counterparts and by the different parties hereto in separate counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts together shall constitute one and the same instrument.

8         Law and Jurisdiction

8.1       Governing Law

         This Deed is governed by and shall be construed in accordance with English law.

 Hidden number

[8.2     Submission to jurisdiction

         The Creditor agrees that any legal action or proceedings in connection with this Deed against the Creditor or any of its assets may be brought in the English courts and the courts of any other jurisdiction in which the Creditor is formed. The Creditor irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably designates appoints and empowers [==] to receive for it and on its behalf, service of process issued out of the English courts in any legal action or proceedings arising out of or in connection with this Deed. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Agent or the Banks to take proceedings against the Creditor to enforce any judgment obtained in any court referred to in this clause 8.2 in any jurisdiction in which any of the assets of the Creditor are situated, nor shall the taking of proceedings in any one or more jurisdictions referred to in this clause
         8.2 preclude the taking of proceedings in any other such jurisdiction, whether concurrently or not.]

 Hidden number

[8.3     Inconvenient Forum

         The Creditor irrevocably waives any objection it may have now or hereafter to the laying of venue of any action or proceeding in any court or jurisdiction referred to in clause 8.2 and any claim it may have now or hereafter that any action or proceeding brought in such courts or jurisdiction has been brought in an inconvenient forum.]

IN WITNESS whereof the parties to this Deed have caused this Deed to be duly executed on the date first above written.

EXECUTED and DELIVERED as a DEED by
[                         ]

By:

                  .............................
                  Director

                  ..............................
                  Director/Secretary

[signature block for execution as a Deed by Creditor]

Signed for and on behalf of                 )
[          ]                                )
by:                                                  )

                                   SCHEDULE 8

                                    Licences

Telecommunications Act 1984 Licence:

Licence Holder                                    Licence Area                   Date of Grant
East Coast Cable Limited                          Ipswich and Colchester         7.6.90 (modified by OFTEL on
                                                                                 5.1.95)

Cambridge Cable Limited                           Cambridge                      13.7.90 (modified by OFTEL on
                                                                                 5.1.95)

Anglia Cable Communications Limited (formerly     Harlow and Bishops Stortford   29.11.90 (modified by OFTEL
known as Stort Valley Cable Limited)                                             on 5.1.95)

Comcast Teesside Limited (formerly known as       Teesside                       21.2.91 (modified by OFTEL on
Britannia Cable Systems Teesside Limited)                                        11.4.95)

Comcast Darlington Limited (formerly known as     Darlington                     18.3.91 (modified by OFTEL on
Britannia Cable Systems Darlington Limited)                                      11.4.95)


Broadcasting Act 1990 - Local Delivery Licence

Licence Holder                                    Licence No.    Licence Area    Date of Grant
Southern East Anglia Cable Limited                LDS 012        Sudbury         19.1.97

Broadcasting Act 1990 - Prescribed Diffusion Service Licence

Licence Holder                                    Licence No.    Licence Area              Date of Grant
Comcast Darlington Limited (formerly known as     PDSL 040       Darlington                3.12.90
Britannia Cable Systems Darlington Limited)

Comcast Teesside Limited (formerly known as       PDSL 068       Teesside                  3.12.90
Britannia Cable Systems Teesside Limited)

Cambridge Cable Limited                           PDSL 031       Cambridge                 8.10.90

Anglia Cable Communications Limited (formerly     PDSL 052       Harlow and Bishops        3.12.90
known as Stort Valley Cable Limited)                             Stortford

East Coast Cable Limited                          PDSL 110       Ipswich and Colchester    3.12.90

                                   SCHEDULE 9

                              Barclays Encumbrances

First Legal Charge dated 26th September 1990 by Cambridge Cable Limited in favour of Barclays Bank PLC over land and buildings at 72a Ainsworth Street, Cambridge (title number CB 27930)

First Legal Charge dated 8th October 1993 by Anglia Cable Communications Limited in favour of Barclays Bank PLC over land at 17-19 (inclusive) Raynham Road, Bishops Stortford, Hertfordshire (title number HD263066)

The Borrower

SIGNED for and on behalf of                                   )
COMCAST UK HOLDINGS LIMITED                                   )
by:                                                           )



The Original Charging Subsidiaries

SIGNED by                                                     )
as the duly authorised attorney of                            )
COMCAST DARLINGTON LIMITED                                    )
pursuant to a power of attorney                               )
dated 19th December 1997                                      )
in the presence of:                                           )
                                                              )
Witness:                                                      )
                                                              )
Name (printed):                                               )



SIGNED by                                                     )
as the duly authorised attorney of                            )
COMCAST TEESSIDE LIMITED                                      )
pursuant to a power of attorney                               )
dated 19th December 1997                                      )
in the presence of:                                           )
                                                              )
Witness:                                                      )
                                                              )
Name (printed):                                               )



SIGNED by                                                     )
as the duly authorised attorney of                            )
CAMBRIDGE HOLDING COMPANY LIMITED)
pursuant to a power of attorney                               )
dated 19th December 1997                                      )
in the presence of:                                           )
                                                              )
Witness:                                                      )
                                                              )
Name (printed):                                               )

SIGNED by                                                     )
as the duly authorised attorney of                            )
CAMBRIDGE CABLE LIMITED                                       )
pursuant to a power of attorney                               )
dated 19th December 1997                                      )
in the presence of:                                           )
                                                              )
Witness:                                                      )
                                                              )
Name (printed):                                               )



SIGNED by                                                     )
as the duly authorised attorney of                            )
ANGLIA CABLE COMMUNICATIONS                                   )
LIMITED pursuant to a power of attorney                       )
dated 19th December 1997                                      )
in the presence of:                                           )
                                                              )
Witness:                                                      )
                                                              )
Name (printed):                                               )



SIGNED by                                                     )
as the duly authorised attorney of                            )
EAST COAST CABLE LIMITED                                      )
pursuant to a power of attorney                               )
dated 19th December 1997                                      )
in the presence of:                                           )
                                                              )
Witness:                                                      )
                                                              )
Name (printed):                                               )

SIGNED by                                                     )
as the duly authorised attorney of                            )
SOUTHERN EAST ANGLIA CABLE LIMITED)
pursuant to a power of attorney                               )
dated 19th December 1997                                      )
in the presence of:                                           )
                                                              )
Witness:                                                      )
                                                              )
Name (printed):                                               )



The Lead Arrangers

SIGNED for and on behalf of                                   )
THE BANK OF NEW YORK                                          )
by:                                                           )



SIGNED for and on behalf of                                   )
BANQUE PARIBAS                                                )
by:                                                           )



The Co- Arrangers

SIGNED for and on behalf of                                   )
BARCLAYS CAPITAL                                              )
by:                                                           )



SIGNED for and on behalf of                                   )
THE ROYAL BANK OF SCOTLAND                                    )
PLC by:                                                       )

The Banks

SIGNED for and on behalf of                                   )
THE BANK OF NEW YORK                                          )
by:                                                           )



SIGNED for and on behalf of                                   )
BANQUE PARIBAS                                                )
by:                                                           )



SIGNED for and on behalf of                                   )
BARCLAYS BANK PLC                                             )
by:                                                           )



SIGNED for and on behalf of                                   )
THE ROYAL BANK OF SCOTLAND                                    )
PLC by:                                                       )



The Agent

SIGNED for and on behalf of                                   )
THE BANK OF NEW YORK                                          )
by:                                                           )



The Security Trustee

SIGNED for and on behalf of                                   )
THE BANK OF NEW YORK                                          )
by:                                                           )